(ICON)

Prudential
Bond
Market
Index Fund

ANNUAL
REPORT

Sept. 30, 1999

(LOGO)

A Message from the Fund's President                       November 18, 1999
(PHOTO)

Dear Shareholder,
Prudential Bond Market Index Fund's Class Z shares posted a negative return of 0.66% for its fiscal year that ended on September 30, 1999. This return trailed the negative 0.37% return of the Lehman Brothers Aggregate Bond Index, but beat the negative 1.46% return of the Lipper Intermediate U.S. Government Average.

Bond markets were very volatile as the Federal Reserve repeatedly cut short-term interest rates in the autumn of 1998 and then reversed the course of U.S. monetary policy during the following year. The Fed raised short-term interest rates twice in the summer of 1999 to slow U.S. economic growth and prevent a buildup in inflation pressures. In anticipation of these rate increases, investors demanded higher yields on bonds, which caused their prices to decline.

The following report takes a closer look at developments in the debt securities markets during our fiscal year, and explains how the Fund was positioned accordingly.

One integrated and expanded team
I would like to take this opportunity to tell you about some changes we've made to our Fixed Income Group. Earlier in the year, we combined our fixed-income areas into one integrated group that manages money for Prudential's investors and policyholders. This group now manages approximately $135 billion in assets, making it one of the three largest fixed-income money managers in the country. Our expanded depth, breadth, and scale also allow us to tap the best talent and share investment ideas, proprietary research, and analytical tools.

To utilize these resources effectively, we recently organized the group into teams, each specializing in a different sector of the fixed-income market. The High Grade Corporate Bond team, headed by Steven Kellner, is responsible for the day-to-day management of your Prudential Bond Market Index Fund. Many of the investment professionals who supported the management of the Fund in the past, including Jim Herbst, will work together to share their knowledge and strive to enhance performance.

Thank you for your continued confidence in Prudential mutual funds. I firmly believe that the group's combined resources and our new team approach will make us a powerhouse in the world of fixed-income investing across all sectors.

Sincerely,

John R. Strangfeld
President
Prudential Index Series Fund

Performance Review
(PHOTO) (PHOTO)

Steven Kellner, team leader of the High Grade Corporate Bond team, and Jim Herbst, a team member.

Investment Goals and Style
The Prudential Bond Market Index Fund seeks to provide investment results that correspond to the total return performance of a broad-based index of fixed-income securities that currently is the Lehman Brothers Aggregate Bond Index (the Index). The Index is composed of U.S. government securities, corporate bonds, mortgage-backed securities, and asset-backed securities--all of which must be investment grade and pay a fixed interest rate. The difference between the Fund's return and that of the Index is primarily due to fees and management expenses. There can be no assurance that the Fund will achieve its investment objective.

A volatile time for bonds
Our reporting period began on a positive note as U.S. Treasuries rallied sharply in early October 1998 amid growing concern about a global financial crisis. There was also speculation that the U.S. economy could suffer if some of the Asian and Latin American countries in crisis continued to purchase fewer American-made products. Many investors began moving their money into the safest government securities, such as Treasuries, from stocks, asset-backed securities, mortgage-backed securities, and corporate bonds. This "flight-to-quality" trend drove the prices of Treasuries higher and their yields, which move in the opposite direction, lower. The 30-year Treasury bond yield fell to its lowest level in over 30 years in the autumn of 1998.

Fed shifted U.S. monetary policy
By 1999, the trend that caused Treasuries to rally had begun to reverse. The Federal Reserve had cut the Federal funds rate--the rate U.S. banks charge each other for overnight loans-- by a quarter of a percentage point three times in the autumn of 1998, leaving the rate at 4.75%. These rate reductions helped calm global financial markets and bolster U.S. economic growth by lowering borrowing costs.

The U.S. economy expanded at such a brisk pace that it fueled fears of rising inflation pressures, which erode the value of bonds' fixed interest payments. In order to slow U.S. economic growth and avoid spiraling inflation, the Fed increased the Federal funds rate by a quarter of a percentage point in June and August 1999, which left the rate at 5.25%. The discount rate--the rate the Fed charges member banks to borrow at its discount window--was also raised to 4.75% from 4.50% in August. In anticipation of these rate hikes, investors demanded higher yields on bonds, which forced their prices lower.

Most sectors suffered
Some fixed-income markets performed poorly during our reporting period. U.S. Treasuries lost 1.97% for the 12-month period ended September 30, 1999, based on the Index. However, some other investment-grade U.S. bond markets fared better than Treasuries, according to the Index, but still lost ground during the past year. U.S. government agency securities declined 0.59%, and investment-grade U.S. corporate bonds declined 1.40%, hurt by a heavy supply of their newly issued debt, as well as inflation concerns. Companies had rushed to borrow money while interest rates remained at relatively low levels. One of the best-performing sectors of the corporate bond market was financial companies, which include brokerage firms.

Meanwhile, mortgage-backed securities returned 2.27% and asset-backed securities returned 1.95% for the 12-month reporting period. As mortgage rates rose along with bond yields, there was less opportunity for homeowners to save money by refinancing their mortgages. When mortgages are refinanced, mortgage-backed securities get paid off early, forcing investors to decide whether to reinvest their money at lower interest rates. Since it was apparent that fewer mortgages would be refinanced, mortgage-backed securities became more appealing to investors. In addition, asset-backed securities, which had sold off significantly during the "flight to quality," rebounded when that trend shifted. Asset-backed securities found buyers among investors who sought bonds that provide higher yields than Treasuries.

Looking Ahead
U.S. bond markets' near-term outlook positive
Despite the recent turbulence, the outlook appears encouraging for the U.S. bond markets in the near term. On the cautious side, if upward moves in wages and the prices of goods and services continue, we could see the yield on the 30-year Treasury bond climb further, but it is not likely to go above 6.50%.

Since the Federal government is running a budget surplus, it doesn't need to hold as many Treasury auctions to raise money. Therefore, fewer Treasuries will probably be issued. While the government will likely continue to auction 30-year Treasury bonds in February and August, it has already put an end to its November auction. There may also be a reduction in the frequency of auctions of one-year bills and two-year notes. Early next year, the Treasury may even buy back some of its older securities. This decreasing supply could benefit the prices of government securities if investor demand remains strong, U.S. economic growth slows, and inflation stays in check.

Performance at a Glance

Cumulative Total Returns1                                     As of 9/30/99
                                               One                  Since
                                               Year               Inception2
Class Z                                   -0.66% (-0.86)        10.05% (9.41)
Lipper Intermediate U.S. Gov't Avg.3          -1.46                  8.92
Lehman Brothers Aggregate Bond Index4         -0.37                 11.10

Average Annual Total Returns1                                 As of 9/30/99
                                              One                  Since
                                              Year               Inception2
Class Z                                   -0.66% (-0.86)         4.91% (4.61)

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments Fund Management LLC and Lipper, Inc. Without waiver of management fees and/or expense subsidization, the Fund's cumulative and average annual total returns would have been lower, as indicated in parentheses ( ).

2 Inception date: Class Z, 10/1/97. The Lipper reporting period begins 9/30/97.

3 The Lipper Since Inception return is for all funds in the Intermediate U.S.
  Government Fund category. The Lipper average is unmanaged. Intermediate U.S. Government funds invest at least 65% of their assets in securities issued or guaranteed by the U.S. government, its agencies, or its instrumentalities, with dollar-weighted average maturities of five to ten years.

4 Source: Lehman Brothers, Inc. based on data retrieved by Lipper, Inc. The
  Lehman Brothers Aggregate Bond Index is an unmanaged index that measures the total return provided by a universe of bonds weighted by market value. The Fund is neither sponsored by, nor affiliated with, Lehman Brothers, Inc. Investors cannot invest directly in an index.
-------------------------------------------------------------------------------
                                1

Review Cont'd.

As for U.S. monetary policy, the Fed increased the Federal funds rate by a quarter of a percentage point to 5.50% on November 16, 1999. The discount rate was raised to 5.00% from 4.75%. This short-term rate hike took back the last quarter-point rate cut of three made in 1998 during the global financial crisis.

The Fed noted that its latest rate increase, along with the two rate hikes in the summer of 1999 and the general rise in yields on fixed-income securities, should "markedly diminish" the risk of inflation going forward. We believe the U.S. central bank will decide to leave monetary policy unchanged for the remainder of this calendar year.


Additional Performance Tracking Tools
You can access comprehensive information about the performance of your Prudential mutual funds 24 hours a day through our Web site and automated phone service. At www.prudential.com/investing, you'll find the daily closing values, changes from the previous day, and quarterly performance for all of our retail mutual funds. Other available resources include daily, monthly, and quarterly market commentary.

Prudential is committed to meeting shareholders' needs. That is why we continue to upgrade and make improvements to our Web site. Please send us your comments about how we can continue to improve our site to meet your needs.

Daily fund values are also a toll-free call away from any touch-tone phone. Call (800) 225-1852 and follow the voice prompts to obtain mutual fund closing values and yields. You can even set up a personalized "watch list" to track specific Prudential mutual funds.

Mutual Fund Automated Service: (800) 225-1852

Main Menu                   Submenus
1. Account information      1. Account balance
                            2. Transactions
                            3. Order forms
2. Prices and yields
3. Transactions
4. Order checks and statements
5. PIN change

Portfolio Composition
Expressed as a percentage of total long-term investments as of 9/30/99

U.S. Treasury Securities          32%
Mortgage-Backed                   31
Corporates                        22
U.S. Government Agency            10
Collateralized Mortgage            2
Obligations
Asset-Backed                       2
Foreign Government Obligations     1

Credit Quality
Expressed as a percentage of total long-term investments as of 9/30/99

Aaa                               77%
Aa                                 5
A                                 10
Baa                                8
-------------------------------------------------------------------------------
                                2

                                              PRUDENTIAL INDEX SERIES FUND
Portfolio of Investments as of September 30, 1999
                                              PRUDENTIAL BOND MARKET INDEX FUND
--------------------------------------------------------------------------------

                                                               Moody's                                   Principal
                                                               Rating         Interest      Maturity      Amount         Value
Description (a)                                              (Unaudited)        Rate          Date         (000)       (Note 1)
------------------------------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS--93.2%
------------------------------------------------------------------------------------------------------------------------------
Corporate Bonds--19.1%
Finance--8.3%
BankAmerica Corp.                                              Aa3              7.20%          4/15/06   $    330     $   331,591
BankAmerica Corp.                                              Aa3               7.50          9/15/06        100         102,024
BankBoston Corp.                                               A2                6.125         3/15/02        115         113,390
Chase Manhattan Corp.                                          A1                7.125         3/01/05        250         253,092
Chemical Bank                                                  Aa3               7.00          6/01/05        180         179,514
Citicorp                                                       A1                7.625         5/01/05        300         307,731
Donaldson, Lufkin & Jenrette, Inc.                             A3                6.50          6/01/08        350         328,233
First Union Corp.                                              A2                7.50          7/15/06        110         111,851
Heller Financial, Inc.                                         A3                6.00          3/19/04        200         191,760
Lehman Brothers Holdings, Inc.                                 Baa1              6.625         2/05/06         35          33,545
Merrill Lynch and Co., Inc.                                    Aa3               6.50          4/01/01         60          60,140
Merrill Lynch and Co., Inc.                                    Aa3               6.00          2/17/09        500         456,470
Morgan Stanley Dean Witter                                     Aa3               5.625         1/20/04        400         382,184
Spieker Properties LP                                          Baa2              6.65         12/15/00        325         321,194
Swiss Bank Corp.                                               Aa2               7.00         10/15/15        200         187,040
U.S. West Capital Funding Inc.                                 Baa1              6.875         8/15/01        400         400,280
                                                                                                                      -----------
                                                                                                                        3,760,039
------------------------------------------------------------------------------------------------------------------------------
Industrials--6.7%
Coca Cola Enterprises, Inc.                                    A3                8.50          2/01/22         50          54,651
Comcast Corp.                                                  Baa3              6.20         11/15/08        400         365,976
Delta Air Lines, Inc.                                          Baa3              9.75          5/15/21        150         170,307
Ford Motor Co.                                                 A1                6.375         2/01/29        100          85,553
Ford Motor Co.                                                 A1                9.98          2/15/47        220         281,435
General Motors Corp.                                           A2                7.70          4/15/16        280         285,163
IBM Corp.                                                      A1                5.625         4/12/04        150         144,843
Lockheed Martin Corp.                                          Baa1              7.70          6/15/08        210         211,329
Lucent Technologies, Inc.                                      A2                6.45          3/15/29        150         134,918
News America Holdings, Inc.                                    Baa3              9.25          2/01/13        200         220,370
Northrop Grumman Corp.                                         Baa3              8.625        10/15/04        200         210,818
Penney (J.C.) & Co.                                            A3                9.05          3/01/01        250         257,182
Rockwell International Corp.                                   A1                6.625         6/01/05        450         447,579
Waste Management, Inc.                                         Ba1               6.625         7/15/02        150         142,023
                                                                                                                      -----------
                                                                                                                        3,012,147
------------------------------------------------------------------------------------------------------------------------------
Utilities--4.1%
AT&T Corp.                                                     A1                6.00          3/15/09        150         139,308
Carolina Power & Light Co.                                     A2                6.80          8/15/07         70          68,801

--------------------------------------------------------------------------------
See Notes to Financial Statements.     3

                                              PRUDENTIAL INDEX SERIES FUND
Portfolio of Investments as of September 30, 1999
                                              PRUDENTIAL BOND MARKET INDEX FUND
--------------------------------------------------------------------------------

                                                               Moody's                                   Principal
                                                               Rating         Interest      Maturity      Amount         Value
Description (a)                                              (Unaudited)        Rate          Date         (000)       (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Utilities (cont'd.)
Commonwealth Edison Co.                                        Baa2             7.375%         1/15/04    $   600     $   604,902
Electric Lightwave Inc.                                        A2               6.05           5/15/04        150         143,598
GTE Corp.                                                      Baa1             6.36           4/15/06        250         239,760
GTE Corp.                                                      Baa1             7.51           4/01/09         75          77,153
Pacificorp                                                     A2               6.375          5/15/08        300         291,459
Sprint Capital Corp.                                           Baa1             6.90           5/01/19        180         167,396
TCI Communications, Inc.                                       A2               8.75           8/01/15        100         111,640
                                                                                                                      -----------
                                                                                                                        1,844,017
                                                                                                                      -----------
Total corporate bonds (cost $8,924,958)                                                                                 8,616,203
------------------------------------------------------------------------------------------------------------------------------
Asset Backed Securities--1.7%
Credit Card Receivables Trust, Series 1998-I                   Aaa              6.478         12/22/02        264         263,582
World Financial Network Credit Card Master Trust, Series
   1996 B, Class A                                             Aaa              6.95           4/15/06        500         501,719
                                                                                                                      -----------
Total asset backed securities (cost $777,136)                                                                             765,301
------------------------------------------------------------------------------------------------------------------------------
Collateralized Mortgage Obligations--1.8%
American Housing Trust, Series VI, Class 1-I                   Aaa               9.15          5/25/20        128         135,397
Lb Commercial Conduit Mortgage Trust, Series 1998 C1,
   Class A3                                                    Aaa               6.48          1/18/08        300         283,714
Shurgard Securities Trust, Series 1, Class 1                   AA(b)             8.24          6/15/01        380         386,412
                                                                                                                      -----------
Total collateralized mortgage obligations (cost $841,932)                                                                 805,523
------------------------------------------------------------------------------------------------------------------------------
Mortgage Backed Securities--28.7%
Federal Home Loan Mortgage Corp.                                                 8.00         10/01/24         59          60,455
Federal Home Loan Mortgage Corp.                                                 8.00          8/01/27        927         948,435
Federal Home Loan Mortgage Corp.                                                 6.50         11/01/28        879         843,680
Federal Home Loan Mortgage Corp.(a)                                              6.50         12/01/99      1,000         959,370
Federal Home Loan Mortgage Corp.(a)                                              7.00         12/01/99      1,000         983,120
Federal National Mortgage Assoc.                                                 7.50          5/01/13        304         308,484
Federal National Mortgage Assoc.                                                 7.50          1/01/14        102         103,845
Federal National Mortgage Assoc.                                                 7.50          4/01/14        395         401,757
Federal National Mortgage Assoc.                                                 6.00          6/01/14        980         942,822
Federal National Mortgage Assoc.                                                 7.50          6/01/26        516         517,273
Federal National Mortgage Assoc.                                                 7.50         11/01/27        435         436,291
Federal National Mortgage Assoc.                                                 7.50          9/01/28        374         375,352
Federal National Mortgage Assoc.                                                 6.00          4/01/29        496         463,112
Federal National Mortgage Assoc.                                                 6.00          6/01/29        498         464,489
Federal National Mortgage Assoc.(a)                                              6.50         12/01/99      1,500       1,438,125
Federal National Mortgage Assoc.(a)                                              6.50         12/01/99        500         490,625

--------------------------------------------------------------------------------
See Notes to Financial Statements.     4

                                              PRUDENTIAL INDEX SERIES FUND
Portfolio of Investments as of September 30, 1999
                                              PRUDENTIAL BOND MARKET INDEX FUND
--------------------------------------------------------------------------------

                                                               Moody's                                   Principal
                                                               Rating         Interest      Maturity      Amount         Value
Description (a)                                              (Unaudited)        Rate          Date         (000)       (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Mortgage Backed Securities (cont'd.)
Federal National Mortgage Assoc.(a)                                              7.00%        12/01/99   $    500     $   491,250
Federal National Mortgage Assoc.(a)                                              7.00         12/01/99        200         199,812
Government National Mortgage Assoc.                                              8.49          1/15/19        127         132,675
Government National Mortgage Assoc.                                              7.50          4/15/26         51          51,006
Government National Mortgage Assoc.                                              7.50          4/15/27        320         321,456
Government National Mortgage Assoc.                                              7.50          8/15/28        550         552,481
Government National Mortgage Assoc.(a)                                           6.50          9/15/28        963         920,917
Government National Mortgage Assoc.(a)                                           7.00         12/15/99        500         490,465
                                                                                                                      -----------
Total mortgage backed securities (cost $13,079,589)                                                                    12,897,297
------------------------------------------------------------------------------------------------------------------------------
U.S. Government Obligations--29.9%
United States Treasury Bond(c)                                                  11.875        11/15/03        315         382,086
United States Treasury Bond(c)                                                  10.375        11/15/12        570         714,905
United States Treasury Bond(c)                                                   7.50         11/15/16        250         276,718
United States Treasury Bond(c)                                                   8.125         8/15/19        400         473,436
United States Treasury Bond(c)                                                   7.875         2/15/21      3,075       3,576,133
United States Treasury Bond(c)                                                   8.125         8/15/21        100         119,375
United States Treasury Bond(c)                                                   6.375         8/15/27        120         120,206
United States Treasury Bond(c)                                                   5.25         11/15/28        425         368,356
United States Treasury Note(c)                                                   5.75         11/15/00        200         200,532
United States Treasury Note(c)                                                   5.625         2/28/01      1,100       1,100,682
United States Treasury Note(c)                                                   6.25          1/31/02        975         986,573
United States Treasury Note(c)                                                   6.50          5/31/02      1,680       1,711,500
United States Treasury Note(c)                                                   6.25          8/31/02        480         486,297
United States Treasury Note(c)                                                   5.75         10/31/02        200         200,062
United States Treasury Note                                                      5.75          8/15/03      1,400       1,395,618
United States Treasury Note(c)                                                   6.00          8/15/04         85          85,824
United States Treasury Note(c)                                                   6.50          8/15/05         60          61,435
United States Treasury Note(c)                                                   7.00          7/15/06        680         714,211
United States Treasury Note(c)                                                   5.625         5/15/08        170         165,005
United States Treasury Note(c)                                                   4.75         11/15/08        155         141,098
United States Treasury Note(c)                                                   6.00          8/15/09        160         161,299
                                                                                                                      -----------
Total U.S. government obligations (cost $13,640,204)                                                                   13,441,351
------------------------------------------------------------------------------------------------------------------------------
U.S. Government Agency Obligations--9.6%
Federal Farm Credit Bank                                                         5.25          5/01/02        400         391,478
Federal Home Loan Mortgage Corp.                                                 5.50          5/15/02        700         689,281
Federal National Mortgage Assoc.                                                 5.75          6/15/05      1,200       1,161,372

--------------------------------------------------------------------------------
See Notes to Financial Statements.     5

                                              PRUDENTIAL INDEX SERIES FUND
Portfolio of Investments as of September 30, 1999
                                              PRUDENTIAL BOND MARKET INDEX FUND
--------------------------------------------------------------------------------

                                                               Moody's                                   Principal
                                                               Rating         Interest      Maturity      Amount         Value
Description (a)                                              (Unaudited)        Rate          Date         (000)       (Note 1)
------------------------------------------------------------------------------------------------------------------------------
U.S. Government Agency Obligations (cont'd.)
Federal National Mortgage Assoc.                                                 6.72%         8/01/05   $    200     $   201,812
Federal National Mortgage Assoc.                                                 5.25          1/15/09        600         541,872
Federal National Mortgage Assoc.                                                 6.375         6/15/09        700         685,783
Small Business Administration                                                    6.55         12/01/17        649         630,637
                                                                                                                      -----------
Total U.S. government agency obligations (cost
   $4,360,042)                                                                                                          4,302,235
------------------------------------------------------------------------------------------------------------------------------
Foreign Corporate Bonds--1.3%
Hanson PLC (United Kingdom)                                    A3                7.375         1/15/03        300         305,649
Tyco International Group (Luxembourg)                          Baa1              6.375         6/15/05        300         289,881
                                                                                                                      -----------
Total foreign corporate bonds (cost $607,562)                                                                             595,530
------------------------------------------------------------------------------------------------------------------------------
Foreign Government Obligations--1.1%
Quebec Hydro (Canada)
   (cost $523,095)                                             A2                7.50          4/01/16        500         502,185
                                                                                                                      -----------
Total long-term investments (cost $42,754,518)                                                                         41,925,625
                                                                                                                      -----------
------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS--18.9%
Repurchase Agreement--14.7%
Joint Repurchase Agreement Account (Note 5)                                      5.222        10/01/99      6,617       6,617,000
U.S. Government Obligations--4.2%
United States Treasury Note(c)                                                   6.25          8/31/00        600         604,314
United States Treasury Note(c)                                                   4.50          9/30/00      1,290       1,277,707
                                                                                                                      -----------
Total short-term investments (cost $8,498,280)                                                                          8,499,021
                                                                                                                      -----------
Total Investments--112.1%
(cost $51,252,798; Note 4)                                                                                             50,424,646
Liabilities in excess of other assets--(12.1)%                                                                         (5,462,485)
                                                                                                                      -----------
Net Assets--100%                                                                                                      $44,962,161
                                                                                                                      -----------
                                                                                                                      -----------

---------------
LP--Limited Partnership.
PLC--Public Limited Company (British Corporation).
(a) Mortgage dollar roll, see Note 1 and Note 4.
(b) Standard & Poor's Rating.
(c) All or partial principal amount pledged as collateral for dollar rolls.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     6

                                              PRUDENTIAL INDEX SERIES FUND
Statement of Assets and Liabilities           PRUDENTIAL BOND MARKET INDEX FUND
--------------------------------------------------------------------------------

Assets                                                                                                       September 30, 1999
                                                                                                             ------------------
Investments excluding repurchase agreement, at value (cost $44,635,798)................................         $ 43,807,646
Repurchase agreement, at value (cost $6,617,000).......................................................            6,617,000
Cash...................................................................................................                1,772
Receivable for investments sold........................................................................            3,503,470
Interest receivable....................................................................................              529,773
Receivable for Fund shares sold........................................................................               55,812
Due from Manager.......................................................................................               27,834
Prepaid expenses.......................................................................................                  430
                                                                                                             ------------------
   Total assets........................................................................................           54,543,737
                                                                                                             ------------------
Liabilities
Dollar roll payable....................................................................................            5,983,622
Payable for investments purchased......................................................................            3,496,659
Accrued expenses.......................................................................................               59,578
Payable for Fund shares repurchased....................................................................               41,717
                                                                                                             ------------------
   Total liabilities...................................................................................            9,581,576
                                                                                                             ------------------
Net Assets.............................................................................................         $ 44,962,161
                                                                                                             ------------------
                                                                                                             ------------------
Net assets were comprised of:
   Shares of beneficial interest, at par...............................................................         $      4,385
   Paid-in capital in excess of par....................................................................           44,307,560
                                                                                                             ------------------
                                                                                                                  44,311,945
Undistributed net investment income....................................................................            1,838,292
Accumulated net realized loss on investments...........................................................             (359,924)
Net unrealized depreciation on investments.............................................................             (828,152)
                                                                                                             ------------------
Net assets, September 30, 1999.........................................................................         $ 44,962,161
                                                                                                             ------------------
                                                                                                             ------------------
Class Z:
Net asset value per share
   ($44,962,161 / 4,384,875 shares of beneficial interest issued and outstanding)......................                  $10.25
                                                                                                             ------------------
                                                                                                             ------------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     7

PRUDENTIAL INDEX SERIES FUND
PRUDENTIAL BOND MARKET INDEX FUND
Statement of Operations
------------------------------------------------------------

                                                   Year Ended
Net Investment Income                          September 30, 1999
Income
  Interest..................................      $  2,526,772
                                               ------------------
Expenses
  Management fee............................           105,970
  Custodian's fees and expenses.............            90,000
  Audit fee.................................            18,000
  Registration expense......................            15,000
  Reports to shareholders...................            13,000
  Legal fees................................            10,000
  Transfer agent's fees and expenses........             8,000
  Trustees' fees............................             7,000
  Miscellaneous.............................             6,682
                                               ------------------
     Total operating expenses...............           273,652
  Less: Expense subsidy (Note 2)............          (104,092)
                                               ------------------
     Net expenses...........................           169,560
                                               ------------------
Net investment income.......................         2,357,212
                                               ------------------
Realized and Unrealized Gain (Loss) on
Investments
Net realized loss on investment
  transactions..............................          (356,867)
Net change in unrealized depreciation on
  investments...............................        (2,258,971)
                                               ------------------
Net loss on investments.....................        (2,615,838)
                                               ------------------
Net Decrease in Net Assets
Resulting from Operations...................      $   (258,626)
                                               ------------------
                                               ------------------

PRUDENTIAL INDEX SERIES FUND
PRUDENTIAL BOND MARKET INDEX FUND
Statement of Changes in Net Assets
------------------------------------------------------------

                                                    October 1, 1997(a)
                                     Year Ended          Through
Increase in                         September 30,     September 30,
Net Assets                              1999               1998
Operations
  Net investment income..........    $  2,357,212      $  1,904,798
  Net realized gain (loss) on
     investments.................        (356,867)          220,276
  Net change in unrealized
     appreciation (depreciation)
     on investments..............      (2,258,971)        1,430,819
                                    -------------   ------------------
  Net increase (decrease) in net
     assets resulting from
     operations..................        (258,626)        3,555,893
                                    -------------   ------------------
Dividends and distributions (Note 5)
  Dividends from net investment
     income......................      (1,981,623)         (461,718)
                                    -------------   ------------------
  Distributions from net realized
     gains.......................        (204,867)          (18,466)
                                    -------------   ------------------
Fund share transactions
  Net proceeds from shares
     sold........................      12,886,652        38,076,778
  Net asset value of shares
     issued in reinvestment of
     dividends and
     distributions...............       2,184,408           469,351
  Cost of shares reacquired......      (7,453,391)       (1,832,230)
                                    -------------   ------------------
  Net increase in net assets from
     Fund share transactions.....       7,617,669        36,713,899
                                    -------------   ------------------
Total increase...................       5,172,553        39,789,608
Net Assets
Beginning of period..............      39,789,608         --
                                    -------------   ------------------
End of period(b).................    $ 44,962,161      $ 39,789,608
                                    -------------   ------------------
                                    -------------   ------------------
---------------
(a) Commencement of operations.
(b) Includes undistributed net
    investment income of.........    $  1,838,292      $  1,462,703
                                    -------------   ------------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     8

                                              PRUDENTIAL INDEX SERIES FUND
Notes to Financial Statements                 PRUDENTIAL BOND MARKET INDEX FUND
--------------------------------------------------------------------------------
Prudential Index Series Fund (the 'Company') is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The Company was established as a Delaware business trust on May 11, 1992 and currently consists of five separate funds, one of which is Prudential Bond Market Index Fund (the 'Fund').

The Fund's investment objective is to seek to provide investment results that correspond to the total return performance of a broad-based index of fixed-income securities, currently the Lehman Brothers Aggregate Index.

------------------------------------------------------------
Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Company and the Fund in the preparation of its financial statements.

Securities Valuation: Securities for which the primary market is on an exchange are valued at the last sale price on such exchange on the day of valuation or, if there were no sales on such day, at the mean between the last bid price and asked prices on such day or at the bid price on such day in the absence of an asked price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued by an independent pricing agent or a principal market maker. U.S. Government securities for which market quotations are available are valued at a price provided by an independent broker/dealer or pricing service.

Options on securities that are listed on an exchange are valued at the mean between the most recently quoted bid and asked prices on such exchange. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade.

Securities for which reliable market quotations are not available or for which the pricing agent or principal market maker does not provide a valuation or methodology that, in the judgement of the manager or subadviser, represents fair value, are valued by the Valuation Committee or Board of Trustees in consultation with the manager and the subadviser.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Company's policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Dollar Rolls: The Fund enters into mortgage dollar rolls in which the Fund sells mortgage securities for delivery in the current month, realizing a gain or loss and simultaneously contracts to repurchase somewhat similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The difference between the sales proceeds and the lower repurchase price is recorded as interest income. The Fund maintains a segregated account, the dollar value of which is at least equal to its obligations, in respect of dollar rolls.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses from investment transactions are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Fund accretes discounts and amortizes premiums on portfolio securities as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Dividends and Distributions: The Fund expects to pay dividends of net investment income and distributions of net realized capital gains, if any, at least annually. Dividends and distributions are recorded on the ex-dividend date.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Taxes: For federal income tax purposes, each fund in the Company is treated as a separate taxpaying entity. It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.
--------------------------------------------------------------------------------
                                       9

                                              PRUDENTIAL INDEX SERIES FUND
Notes to Financial Statements                 PRUDENTIAL BOND MARKET INDEX FUND
--------------------------------------------------------------------------------
Note 2. Agreements

The Company has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ('PIC'); PIC furnishes investment advisory services in connection with the management of the Company. PIFM pays for the cost of the subadviser's services, the compensation of officers of the Company, occupancy and certain clerical and bookkeeping costs of the Company. The Company bears all other costs and expenses.

The management fee paid PIFM is computed daily and payable monthly, at an annual rate of .25 of 1% of the Fund's average daily net assets.

The Company has a distribution agreement with Prudential Investment Management Services LLC ('PIMS') which acts as the distributor of the Fund. No distribution or service fees are paid to PIMS as distributor of the Fund.

PIC, PIFM and PIMS are wholly owned subsidiaries of The Prudential Insurance Company of America ('The Prudential').

PIFM has agreed to subsidize the operating expenses of the Fund, so that total Fund operating expenses do not exceed .40% on an annualized basis of the Fund's average daily net assets. For the year ended September 30, 1999, PIFM subsidized $104,092 of the expenses of the Fund (0.25% of the average daily net assets or $0.024 per share).

As of March 11, 1999, the Company, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. Interest on any borrowings will be at market rates. The Funds pay a commitment fee at an annual rate of .065 of 1% on the unused portion of the credit facility, which is accrued and paid quarterly on a pro rata basis by the Funds. The SCA expires on March 9, 2000. Prior to March 11, 1999, the Funds had a credit agreement with a maximum commitment of $200,000,000. The commitment fee was .055 of 1% on the unused portion of the credit facility. The Fund did not borrow any amounts pursuant to either agreement during the year ended September 30, 1999. The purpose of the agreements is to serve as an alternative source of funding for capital share redemptions.

Note 3. Other Transactions With Affiliates

Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Company's transfer agent. During the year ended September 30, 1999, the Fund incurred fees of approximately $7,300 for the services of PMFS. As of September 30, 1999, approximately $800 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations also include certain out-of-pocket expenses paid to nonaffiliates.

------------------------------------------------------------
Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended September 30, 1999, were $135,352,109 and $125,936,187, respectively, which includes purchases and sales of U.S. government obligations of $47,507,859 and $32,639,639, respectively.

The federal income tax basis of the Fund's investments at September 30, 1999 was $51,258,968 and, accordingly, net unrealized depreciation for federal income tax purposes was $834,322 (gross unrealized appreciation-$40,463; gross unrealized depreciation-$874,785).

For federal income tax purposes, the Fund had a capital loss carryforward as of September 30, 1999 of $34,592 which expires in 2007. Accordingly, no capital gains distributions are expected to be paid to shareholders until future net gains have been realized in excess of such carryforward.

The Fund will elect, for United States Federal income tax purposes, to treat short-term capital losses of $374,080 and long-term capital gains of $57,975 incurred in the eleven months ended September 30, 1999 as having been incurred in the following fiscal year.

The average monthly balance of dollar rolls outstanding during the year ended September 30, 1999 was approximately $8,535,305.

------------------------------------------------------------
Note 5. Joint Repurchase Agreement Account

The Company, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of September 30, 1999, the Fund had a 1.00% undivided interest in the repurchase agreements in the joint account. This undivided interest represented $6,617,000 in principal amount. As of such date, the repurchase agreements in the joint account and the value of the collateral therefor were as follows:
--------------------------------------------------------------------------------
                                       10

                                              PRUDENTIAL INDEX SERIES FUND
Notes to Financial Statements                 PRUDENTIAL BOND MARKET INDEX FUND
--------------------------------------------------------------------------------
Warburg Dillon Read LLC, 5.32%, in the principal amount of $190,000,000, repurchase price $190,028,078, due 10/1/99. The value of the collateral including accrued interest was $193,802,299.

Bear, Stearns & Co. Inc., 5.32%, in the principal amount of $190,000,000, repurchase price $190,028,078, due 10/1/99. The value of the collateral including accrued interest was $194,200,266.

Morgan (J.P.) Securities, Inc., 5.25%, in the principal amount of $190,000,000, repurchase price $190,027,708, due 10/1/99. The value of the collateral including accrued interest was $193,800,121.

Goldman, Sachs & Co., 4.75%, in the principal amount of $88,875,000, repurchase price $88,886,727, due 10/1/99. The value of the collateral including accrued interest was $90,653,200.
------------------------------------------------------------
Note 6. Capital

The Fund has authorized an unlimited number of Class Z shares of beneficial interest at $.001 par value per share. Class Z shares are not subject to any sales or redemption charges and are offered exclusively for sale to a limited group of investors. Transactions in shares of beneficial interest were as follows:

Class Z                                              Shares
--------------------------------------------------  ---------
Year ended September 30, 1999:
Shares sold.......................................  1,253,085
Shares issued in reinvestment of dividends and
  distributions...................................    213,321
Shares reacquired.................................   (727,602)
                                                    ---------
Net increase in shares outstanding................    738,804
October 1, 1997(a) through September 30, 1998:
Shares sold.......................................  3,776,725
Shares issued in reinvestment of dividends and
  distributions...................................     46,470
Shares reacquired.................................   (177,124)
                                                    ---------
Net increase in shares outstanding................  3,646,071

As of September 30, 1999, 3,267,863 shares of the Fund were owned by The Prudential.
---------------
(a) Commencement of investment operations.
--------------------------------------------------------------------------------
                                       11

                                              PRUDENTIAL INDEX SERIES FUND
Financial Highlights                          PRUDENTIAL BOND MARKET INDEX FUND
--------------------------------------------------------------------------------

                                                                                                          October 1, 1997(c)
                                                                                       Year Ended              Through
                                                                                      September 30,         September 30,
                                                                                          1999                   1998
                                                                                      -------------       ------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.............................................        $ 10.91               $  10.00
                                                                                          ------                 ------
Income from investment operations
Net investment income(d).........................................................            .55                    .55
Net realized and unrealized gain (loss) on investment transactions...............           (.62)                   .52
                                                                                          ------                 ------
   Total from investment operations..............................................           (.07)                  1.07
                                                                                          ------                 ------
Less distributions
Dividends from net investment income.............................................           (.53)                  (.15)
Distributions from net realized gains............................................           (.06)                  (.01)
                                                                                          ------                 ------
   Total dividends and distributions.............................................           (.59)                  (.16)
                                                                                          ------                 ------
Net asset value, end of period...................................................        $ 10.25               $  10.91
                                                                                          ------                 ------
                                                                                          ------                 ------
TOTAL RETURN(a):.................................................................           (.66)%                10.79%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)..................................................        $44,962               $ 39,790
Average net assets (000).........................................................        $42,388               $ 33,637
Ratios to average net assets(d):
   Expenses......................................................................            .40%                   .40%(b)
   Net investment income.........................................................           5.56%                  5.68%(b)
Portfolio turnover rate..........................................................            313%(e)                 33%

---------------
(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(b) Annualized.
(c) Commencement of investment operations.
(d) Net of expense subsidy.
(e) Includes dollar rolls.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     12

                                              PRUDENTIAL INDEX SERIES FUND
Report of Independent Accountants             PRUDENTIAL BOND MARKET INDEX FUND
--------------------------------------------------------------------------------
To the Shareholders and Board of Trustees of Prudential Index Series Fund--Prudential Bond Market Index Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Index Series Fund--Prudential Bond Market Index Fund (the 'Fund,' one of the portfolios constituting Prudential Index Series Fund) at September 30, 1999, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1999 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
November 17, 1999
--------------------------------------------------------------------------------
                                       13

Important Notice for Certain Shareholders     PRUDENTIAL INDEX SERIES FUND
(Unaudited)                                   PRUDENTIAL BOND MARKET INDEX FUND
--------------------------------------------------------------------------------
We are required by Massachusetts, Missouri and Oregon to inform you that dividends which have been derived from interest on federal obligations are not taxable to shareholders providing the mutual fund meets certain requirements mandated by the prospective state's taxing authorities. We are pleased to report that 35% of the dividends paid by the Prudential Index Series Fund--Prudential Bond Market Index Fund qualify for such deduction.

We wish to advise you that the corporate dividends received deduction for the Fund is zero. Only funds that invest in U.S. equity securities are entitled to pass-through a corporate dividends received deduction.

For more information regarding your state and local taxes, you should contact your tax advisor or the state/local taxing authorities.
--------------------------------------------------------------------------------
                                       14

Comparing a $10,000 Investment
Prudential Bond Market Index Fund vs. the Lehman Brothers Aggregate Bond Index

Class Z
(GRAPH)

Average Annual Total Returns
Since Inception         4.91% (4.61%)
One Year               -0.66% (-0.86%)

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

This graph compares a $10,000 investment in the Prudential Bond Market Index Fund (Class Z shares) with a similar investment in the Lehman Brothers Aggregate Bond Index (the Index) by portraying the account values at the commencement of operations of Class Z shares, and at the end of the fiscal year (September 30), as measured on a quarterly basis, beginning in 1997. For purposes of the graph, and unless otherwise indicated, it has been assumed that all recurring fees (including management fees) were deducted, and all dividends and distributions were reinvested. The graph and accompanying tables reflect the past subsidy and/or waiver of expenses and/or management fees. Without waiver of management fees and/or expense subsidization, the Fund's average annual total returns would have been lower, as indicated in parentheses ( ).

The Index is an unmanaged index that consists of three major classes of fixed-income investments: U.S. Treasury and government agency securities, investment-grade corporate debt obligations, and mortgage-backed securities. The securities in the Index must be U.S. dollar denominated, investment grade, have a fixed-rate coupon with a remaining maturity or average life of at least one year, and generally have an outstanding market value of at least $100 million. These returns include the reinvestment of interest, but do not include the effect of any operating expenses of a mutual fund. These returns would be lower if they included the effect of operating expenses. The Index is not the only index that may be used to characterize performance of bond funds, and other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

(800) 225-1852
http://www.prudential.com

Class       NASDAQ         Cusip
  Z         PBIDX        74438C605

Trustees
Edward D. Beach
Delayne Dedrick Gold
Robert F. Gunia
Douglas H. McCorkindale
Thomas T. Mooney
Stephen P. Munn
David R. Odenath, Jr.
Richard A. Redeker
Robin B. Smith
John R. Strangfeld
Louis A. Weil, III
Clay T. Whitehead

Officers
John R. Strangfeld, President
Robert F. Gunia, Vice President
Grace C. Torres, Treasurer
Stephen M. Ungerman, Assistant Treasurer
Marguerite E.H. Morrison, Secretary

Manager
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street, Newark, NJ 07102-4077

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza, Newark, NJ 07102-3777

Distributor
Prudential Investment Management Services LLC
Gateway Center Three
100 Mulberry Street, Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive, North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 15005, New Brunswick, NJ 08906

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas, New York, NY 10036

Legal Counsel
Gardner, Carton & Douglas
Quaker Tower
321 North Clark Street, Chicago, IL 60610-4795

Prudential Investments is a unit of The Prudential Insurance Company of America, 751 Broad Street, Newark, NJ 07102.

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

MF174E5

(ICON)

Prudential
Europe
Index Fund

ANNUAL
REPORT
Sept. 30, 1999

(LOGO)

A Message from the Fund's President                         November 18, 1999
-----------------------------------------------------------------------------
(PHOTO)

Dear Shareholder,
For the 12 months ended September 30, 1999, the Prudential Europe Index Fund returned a strong 16.86%, slightly behind the 17.21% return of the benchmark Morgan Stanley Capital International (MSCI) Europe Index. Most of the gain came early in the period, as European stocks, like other global equities, bounced back from their lows during last summer's financial turmoil.

Early in the period, European economic growth had been focused in countries on the periphery of the Continent, such as Portugal, Spain, and Ireland. Larger nations--Germany, France, and Italy--seemed economically stagnant until signs of strength began to emerge during the summer and fall of 1999.

Although recent growth has been steady and prospects for earnings now seem much improved for companies in Europe's larger "core economies," this better news had yet to be reflected in stock prices by the end of our reporting period. Ironically, the MSCI Europe Index improved least during the period when economic growth was strongest. This has largely been because global investors moved capital into Latin America and Asia, where some expected the recovery from last summer's financial woes to be larger than in Europe's more stable markets. As global portfolios return to geographical balance, this effect should taper off.

The large number of securities held by your Fund reduced the volatility of the portfolio in this period, while capturing the rise of the companies that led the MSCI Europe Index. Different businesses and countries in Europe will outperform at different times, but the diversification of your Europe Index Fund ensures that you own the market leaders, whatever--and wherever in Europe--they are.

Thank you for your confidence in Prudential Mutual Funds.

Sincerely,

John R. Strangfeld
President
Prudential Index Series Fund

Performance Review
-------------------------------------------------------------------------------
(PHOTO)

John Moschberger
Fund Manager

Investment Goals and Style
Prudential Europe Index Fund seeks to provide investment results that correspond to the price and yield performance of a broad-based index of stocks of European issuers. Currently, we use the Morgan Stanley Capital International
(MSCI) Europe Index. This Index consists of stocks in 15 countries. The United Kingdom represented 31% of the MSCI Index on September 30, 1999, and France and Germany together made up more than 28%. The difference between the Fund's return and that of the Index is primarily management fees and expenses. There can be no assurance that the Fund will achieve its investment objective.

Continental Europe revives
Corporations in Europe continued to consolidate and restructure during our 12-month reporting period ended September 30, 1999. Deregulation and a more competitive free trade environment--including introduction of the common currency, the euro--played a role in Europe's widespread restructuring and prompted more than $1 trillion in mergers and acquisitions in Continental Europe in 1999 through the third quarter. The impact of the Russian economic and financial turmoil that helped slow European growth was now a distant memory as the pace of European economic activity increased briskly over the past year.

Demand for goods and services from abroad increased in Germany, France and, to a smaller degree, Italy for the first time since late 1998. In France and Germany, consumer spending is stronger than it has been in a long time. These turns of events have led to clear signs of economic recovery in these countries. The gradual strengthening in the global economies of Latin America and Asia also helped. However, corporate restructuring was the driving force for stock returns. As a result, French stocks gained 30.4%, in U.S. dollar terms, over our 12-month reporting period, Germany returned 6.7%, and Italy returned 12.1%.

France led the way
France, with its large market capitalization and strong return, was one of the reasons the Europe Index Fund performed well over our reporting period. A combination of factors drove the favorable performance in France. French consumer confidence rose to an all-time record high in September 1999. Solid growth in the French economy, improvement in labor market conditions, low inflation, and a stable political scene provided investors with improved confidence and the willingness to spend more money. Moreover, France's trade surplus grew 33% in September 1999 to $2.2 billion, bolstered mainly by a decade-high confidence level among manufacturers about France's export sales. In addition, France's Gross Domestic Product (GDP) accelerated by 0.5% in the second quarter of 1999 and will probably reach 2.2% to 2.5% overall for 1999. The increase in industrial production during the second quarter led companies to restock their inventories and invest again, boosting economic growth.

An increase in merger and acquisition activity and corporate restructuring helped stock performance as well. Elf Aquitaine and Total Fina, France's two largest oil companies, were locked in a bidding war to buy each other.

Each company had strong returns during most of our reporting period because of investors' interest in their possible merger. Furthermore, shares of Danone, Europe's third largest food company, had their biggest one-day rise in 10 years, when its net income rose due to a reorganization and merging of business operations. Renault, Europe's sixth largest auto- maker, benefited from purchasing a 37% stake in Nissan Motor Co. It is now the Japanese automaker's largest shareholder.

Germany begins to awaken
German manufacturing orders rose in August 1999 at their fastest pace in a decade. The orders were bolstered by a fairly large jump in the demand for machine tools--one of Germany's biggest exports--as Asian manufacturers gear up.

European inflation remains subdued, even with strong economic growth. Therefore, the European Central Bank is likely to leave interest rates unchanged for the rest of 1999.

The United Kingdom's resurgence
The United Kingdom, the largest component of the MSCI Europe Index, returned 16.7%, in U.S. dollar terms, for the 12 months ended September 30, 1999. As with the Continent, merger and acquisition activities benefited British companies.

Annual incomes in the United Kingdom rose sharply toward the end of our reporting period, and unemployment fell to its lowest level in 19 years. Furthermore, retail sales in the United Kingdom rose at their fastest pace in over two years and the British pound hit a 10-month high versus the U.S. dollar. Amid all this positive economic data, inflation remained relatively tame in the United Kingdom. Confident investors pushed stock prices higher as they felt more comfortable investing their money, and any lingering fears they had about the past year's global financial crisis were largely gone. The Bank of England played a major role in keeping any signs of rising inflation under control.

Performance at a Glance

Cumulative Total Returns1                                   As of 9/30/99

                               One                   Since
                               Year                Inception2
Class Z                   16.86% (15.61)          25.23% (22.35)
Lipper European
Region Fund Average3          15.40                   21.65
MSCI Europe Index4            17.21                   26.98

Average Annual Total Returns1                                    As of 9/30/99

                               One                   Since
                               Year                Inception2
Class Z                   16.86% (15.61)          11.94% (10.45)

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments Fund Management LLC and Lipper, Inc. Without waiver of management fees and/or expense subsidization, the Fund's cumulative and average annual total returns would have been lower, as indicated in parentheses ( ).

2 Inception date: Class Z, 10/1/97. The Lipper reporting period is from 9/30/97 to 9/30/99.

3 The Lipper Since Inception return is for all funds in the European Region Fund category. The Lipper average is unmanaged. European Region funds concentrate their investments in equity securities whose primary trading markets or operations are concentrated in the European region or a single country within this region.

4 The Morgan Stanley Capital International (MSCI) Europe Index is an unmanaged, weighted index comprising more than 550 companies representing about 15 developed European countries. The Fund is neither sponsored by, nor affiliated with, Morgan Stanley & Co. Incorporated. The benchmark shown includes net dividends reinvested, reflecting a subtraction for withholding taxes retained at the source of foreigners who do not benefit from a double taxation treaty. Investors cannot invest directly in an index.

Review Cont'd.
-------------------------------------------------------------------------------
Additional Performance Tracking Tools
You can access comprehensive information about the performance of your
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service.  At www.prudential.com/investing, you'll find the daily closing values, changes from the previous day, and quarterly performance for all of our retail mutual funds. Other available resources include daily, monthly, and quarterly market commentary.

Prudential is committed to meeting shareholders' needs. That is why we continue to upgrade and make improvements to our Web site. Please send us your comments about how we can continue to improve our site to meet your needs.

Daily fund values are also a toll-free call away from any touch-tone phone. Call (800) 225-1852 and follow the voice prompts to obtain mutual fund closing
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Mutual Fund Automated Service: (800) 225-1852

Main Menu                 Submenus
1. Account information    1. Account balance
                          2. Transactions
                          3. Order forms
2. Prices and yields
3. Transactions
4. Order checks and statements
5. PIN change

Portfolio Composition
Expressed as a percentage of total investments as of 9/30/99
United Kingdom        31.2%
France                14.4
Germany               13.8
Switzerland            9.9
Netherlands            8.3
Italy                  6.4
Spain                  4.0
Sweden                 3.4
Finland                2.6
Belgium                1.9
Denmark                1.1
United States          0.8
Portugal               0.7
Ireland                0.6
Norway                 0.6
Austria                0.3

Looking Ahead
The prospects for earnings growth in European companies appear healthy heading toward the end of 1999 and into next year. The European Central Bank has managed to keep higher inflation in check with its proactive stance, raising or lowering interest rates quickly in response to changing conditions.

Most of the stock markets in the MSCI Europe Index are reporting very favorable returns. The changes that led to these improved returns are continuing to take place as we move forward. The Prudential Europe Index Fund is well positioned should this current trend continue.

Portfolio of Investments as of     PRUDENTIAL INDEX SERIES FUND
September 30, 1999                 PRUDENTIAL EUROPE INDEX FUND
---------------------------------------------------------------
---------------------------------------------------------------

Shares      Description                          Value (Note 1)
------------------------------------------------------------
LONG-TERM INVESTMENTS--97.9%
COMMON STOCKS--97.4%
------------------------------------------------------------
Austria--0.3%
      40    Austria Tabak AG                        $      1,886
     100    Austrian Airlines                              2,054
     482    Bank Austria AG                               23,998
      50    Boehler-Uddeholm AG                            2,237
      25    EA-Generali AG                                 3,999
      80    Flughafen Wien AG                              3,193
     150    Oesterreichische
               Electrizitaetswirtschafts AG, Ser.
               A                                          22,132
     130    OMV AG                                        12,052
      65    Va Technologie AG                              5,222
     280    Wienerberger Baustoffindustrie AG              6,232
                                                    ------------
                                                          83,005
------------------------------------------------------------
Belgium--1.9%
      20    D'Ieteren SA                                   8,807
      44    Barco Industries N.V.                          5,553
       6    Bekaert N.V.                                   2,748
      68    Cimenteries CBR Cementbedrijven                6,272
      12    Colruyt N.V.                                   7,317
      30    Compaignie Maritime Belge SA                   1,389
     197    Delhaize-Le Lion SA                           15,735
     229    Electrabel SA                                 79,359
     147    Fortis AG CVG                                    896
   2,970    Fortis AG NVP                                 96,788
   1,323    Fortis AG Strip VVPR                              14
      20    Glaverbel SA                                   2,130
     106    Groupe Bruxelles Lambert SA                   20,207
      40    KBC Bancassurance Holding Strip N.V.               1
   1,245    KBC Bancassurance Holding N.V.                63,312
     340    Solvay SA                                     24,224
     360    Tractebel                                     63,797
     600    Ucb SA                                        24,250
      78    Union Miniere SA                               3,223
                                                    ------------
                                                         426,022
Denmark--1.1%
      30    Bang & Olufsen Holding A/S              $      1,762
     129    Carlsberg A/S, Ser. A                          4,713
      94    Carlsberg A/S, Ser. B                          3,461
       5    D/S 1912, Ser. B                              51,432
       3    D/S Svendborg, Ser. B                         42,980
     235    Danisco A/S                                    9,831
     206    Den Danske Bank Group                         23,463
     170    FLS Industries A/S, Ser. B                     4,506
      60    International Service Systems A/S              3,361
     300    Novo Nordisk A/S, Ser. B                      35,673
     962    Tele Danmark A/S                              57,334
     212    Unidanmark A/S                                14,366
                                                    ------------
                                                         252,882
------------------------------------------------------------
Finland--2.6%
     180    Cultor Oyj, Ser. 1                             3,441
      40    Instrumentarium Group, Ser. A                  1,342
     500    Kemira Oyj                                     2,796
     350    Kesko Oyj                                      4,212
      50    Kone Corp., Ser. B                             6,587
   3,200    Merita plc, Ser. A                            17,994
     150    Metra Oyj, Ser. B                              2,875
   4,960    Nokia Oyj                                    444,246
     500    Outokumpu Oyj, Ser. A                          5,809
      80    Pohjola Insurance Group, Ser. A                3,842
     200    Sampo Insurance Co. Ltd., Ser. A               6,646
   1,660    Sonera Group Oyj                              48,086
     130    Tieto Corp, Ser. B                             4,112
   1,050    UPM-Kymmene Oyj                               35,784
                                                    ------------
                                                         587,772
------------------------------------------------------------
France--14.2%
     150    Accor SA                                      34,969
     840    Alcatel Alsthom SA                           115,760
   1,450    Axa-UAP                                      183,455

--------------------------------------------------------------------------------
See Notes to Financial Statements.     3

Portfolio of Investments as of     PRUDENTIAL INDEX SERIES FUND
September 30, 1999                 PRUDENTIAL EUROPE INDEX FUND
---------------------------------------------------------------
---------------------------------------------------------------

Shares      Description                          Value (Note 1)
------------------------------------------------------------
France (cont'd.)
   1,957    Banque Nationale de Paris               $    156,210
     120    Bouygues SA                                   38,059
     520    Canal Plus                                    31,068
     290    Cap Gemini SA                                 45,709
     960    Carrefour SA                                 153,665
      50    Club Mediterranee SA                           5,059
     380    Compagnie de Saint Gobain                     70,822
      50    Compagnie Francaise d'Etudes et de
               Construction Technip                        5,317
      20    Compagnie Generale de Geophysique SA           1,220
     550    Compagnie Generale des Etablissements
               Michelin, Ser. B                           25,960
     320    Danone                                        77,872
     350    Dassault Systemes SA                          13,792
   1,190    Elf Aquitaine SA                             207,843
     100    Eridania Beghin-Say SA                        12,120
      40    Essilor International SA                      12,780
     310    Etablissements Economiques du Casino
               Guichard-Perrachon SA                      35,656
   4,230    France Telecom SA                            371,204
      20    Gecina                                         2,428
      50    Groupe GTM                                     5,527
      50    Imetal SA                                      7,577
     376    L'Air Liquide                                 59,665
     275    L'OREAL                                      175,577
     469    Lafarge SA                                    51,846
     450    Lagardere S.C.A.                              18,686
     110    Legrand SA                                    24,718
     398    Louis Vuitton Moet Hennessy                  119,318
      90    Pathe SA                                       9,307
     230    Pechiney                                      12,737
     250    Pernod Ricard                                 16,800
     505    Pinault-Printemps-Redoute SA                  95,732
      80    Promodes                                      70,758
     200    PSA Peugeot Citroen                           40,086
   1,610    Rhone Poulenc SA, Ser. A                      83,160
      20    Sagem SA                                      14,058
   2,640    Sanofi-Synthelabo SA                         112,463
     660    Schneider SA                                  48,289
      50    SEB SA                                         3,365
     150    SEITA                                          8,946
     100    Sidel SA                                $     10,181
      50    Simco SA                                       4,260
     200    Societe Bic SA                                 9,760
      10    Societe Eurafrance SA                          6,177
     440    Societe Generale                              90,673
     140    Sodexho Alliance                              23,707
     640    Suez Lyonnaise des Eaux                      103,602
     710    Thomson CSF                                   24,121
     405    Total Fina SA                                 50,853
     495    Total Fina SA Strip                                5
   1,040    Total SA, Ser. B                             130,696
      20    Unibail SA                                     2,835
     950    Usinor SA                                     13,406
     333    Valeo SA                                      24,098
   2,020    Vivendi                                      141,877
                                                    ------------
                                                       3,215,834
------------------------------------------------------------
Germany--13.1%
     160    Adidas-Salomon AG                             13,606
     150    AGIV AG                                        2,788
     995    Allianz AG                                   286,745
     150    AMB Aachener & Muenchner
               Beteiligungs AG                            13,882
     100    Axa Colonia Konzern AG                        10,650
   2,590    BASF AG                                      110,333
   3,060    Bayer AG                                     122,045
   1,700    Bayerische Vereinsbank AG                     99,214
     300    Beiersdorf AG, Ser. A                         20,927
     100    Bilfinger & Berger Bau AG                      2,279
     260    Buderus AG                                     4,430
     500    Continental AG                                10,969
   4,061    DaimlerChrysler AG                           279,823
   2,500    Deutsche Bank AG                             167,336
   1,520    Deutsche Lufthansa AG                         27,811
   9,400    Deutsche Telekom                             385,420
     106    Douglas Holding AG                             4,572
   2,110    Dresdner Bank AG                              99,323
     200    Fag Kugelfischer Georg Schaefer AG             1,896
     200    Heidelberger Zement AG                        17,082
     250    Hochtief AG                                   10,863
      30    Karstadt AG                                   13,547
     430    Linde AG                                      23,859
     500    MAN AG                                        15,070

--------------------------------------------------------------------------------
See Notes to Financial Statements.     4

Portfolio of Investments as of     PRUDENTIAL INDEX SERIES FUND
September 30, 1999                 PRUDENTIAL EUROPE INDEX FUND
---------------------------------------------------------------
---------------------------------------------------------------

Shares      Description                          Value (Note 1)
------------------------------------------------------------
Germany (cont'd.)
   1,580    Mannesmann AG                           $    252,403
     650    Merck KGaA                                    23,536
   1,130    Metro AG                                      58,848
     754    Munchener Ruckversicherungs-
               Gesellschaft AG                           152,329
     716    Preussag AG                                   36,068
   1,980    RWE AG                                        82,133
     260    SAP AG                                       100,237
     290    Schering AG                                   31,657
      50    SGL Carbon AG                                  3,435
   2,420    Siemens AG                                   199,868
   2,250    Thyssen AG                                    45,169
   2,070    VEBA AG                                      113,423
   2,830    Viag AG                                       53,648
   1,310    Volkswagen AG                                 73,105
                                                    ------------
                                                       2,970,329
------------------------------------------------------------
Ireland--0.6%
   3,700    Allied Irish Banks plc                        44,409
   1,550    CRH plc                                       29,680
     200    DCC plc                                        1,570
   4,000    Eercom plc                                    17,381
   1,000    Fyffes plc                                     1,832
     600    Greencore Group plc                            1,789
   1,000    Independent Newspapers plc                     5,272
     870    Irish Permanent plc                            9,775
   3,900    Jefferson Smurfit Group plc                   11,546
     600    Kerry Group plc, Ser. A                        7,604
     500    Ryanair Holdings plc                           4,686
     800    Tullow Oil plc                                   826
                                                    ------------
                                                         136,370
------------------------------------------------------------
Italy--6.3%
   7,600    Alitalia SpA                                  21,449
   4,364    Assicurazioni Generali                       145,006
   7,800    Banca Commerciale Italiana                    53,829
   9,918    Banca Intesa SpA                              41,511
   2,000    Banca Intesa SpA (Nonconvertible)              3,898
   1,000    Banca Popolare di Milano                       7,317
   6,000    Benetton Group SpA                            13,067
   1,000    Bulgari SpA                             $      7,444
     500    Burgo (Cartiere) SpA                           3,940
   3,030    Edison SpA                                    26,654
  33,300    ENI SpA                                      208,884
   1,696    Fiat SpA                                      56,535
     450    Fiat SpA (Private)                             7,404
     350    Fiat SpA (Nonconvertible)                      5,927
  16,700    Istituto Nazionale delle
               Assicurazioni (INA)                        54,423
     500    Italcementi SpA                                6,843
   4,250    Italgas (Soc Ital) SpA                        18,376
     500    La Rinascente SpA                              3,754
   1,400    Magneti Marelli                                3,921
     140    Marzotto (Gaetano) & Figlia SpA                1,079
   4,810    Mediaset SpA                                  49,126
   2,400    Mediobanca SpA                                26,557
     500    Mondadori (Arnoldo) Editore SpA                8,733
   9,880    Montedison SpA                                19,361
  12,350    Olivetti Group SpA                            26,634
   5,500    Parmalat Finanziaria SpA                       7,380
   8,670    Pirelli SpA                                   21,098
   2,180    Riunione Adriatica di Sicurta SpA             21,777
   6,132    San Paolo-IMI SpA                             79,672
   1,000    Sirti SpA                                      5,208
   2,000    Snia BPD SpA                                   2,339
     500    Societa Assicuratrice Industriale
               (SAI)                                       5,724
  28,350    Telecom Italia Mobile SpA                    176,324
   6,000    Telecom Italia Mobile SpA (di Risp)           22,109
  15,410    Telecom Italia SpA                           133,918
   3,500    Telecom Italia SpA (di Risp)                  17,594
  20,210    Unicredito Italiano SpA                       98,793
  16,000    Unione Immobiliare SpA                         8,503
                                                    ------------
                                                       1,422,111
------------------------------------------------------------
Netherlands--8.1%
   5,968    ABN AMRO Holding N.V.                        134,109
   2,460    AEGON N.V.                                   211,686
   1,180    Akzo Nobel N.V.                               50,016
     324    Buhrmann N.V.                                  5,452
   2,632    Elsevier N.V.                                 27,049
     365    Getronics N.V.                                19,689
     550    Hagemeyer N.V.                                13,209

--------------------------------------------------------------------------------
See Notes to Financial Statements.     5

Portfolio of Investments as of     PRUDENTIAL INDEX SERIES FUND
September 30, 1999                 PRUDENTIAL EUROPE INDEX FUND
---------------------------------------------------------------
---------------------------------------------------------------

Shares      Description                          Value (Note 1)
------------------------------------------------------------
Netherlands (cont'd.)
   1,307    Heineken N.V.                           $     65,004
     100    Hollandsche Beton Groep N.V.                   1,022
      93    IHC Caland N.V.                                4,615
   3,886    ING Groep N.V.                               211,066
     269    KLM Royal Dutch Airlines N.V.                  7,005
   2,650    Koninklijke Ahold N.V.                        87,207
     121    Koninklijke Hoogovens N.V.                     6,868
   2,004    Koninklijke KPN BT                            87,824
     107    Koninklijke Pakhoed Holdings N.V.              2,957
   1,421    Koninklijke Philips Electronics N.V.         143,012
     308    Oce N.V.                                       5,675
   8,770    Royal Dutch Petroleum Co.                    509,028
     100    Stork N.V.                                     2,077
   2,019    TNT Post Group N.V.                           51,390
   2,366    Unilever N.V.                                161,013
     180    Vedior N.V.                                    3,153
   1,136    Wolters Kluwer N.V.                           38,956
                                                    ------------
                                                       1,849,082
------------------------------------------------------------
Norway--0.6%
     200    Aker RGI ASA                                   2,838
     200    Bergesen dy ASA, Ser. A                        3,251
     100    Bergesen dy ASA, Ser. B                        1,548
   2,300    Christiania Bank Og Kreditkasse               12,342
   2,600    Den Norske Bank ASA                           10,263
     100    Dyno Industrier ASA                            2,193
     200    Elkem ASA                                      3,612
     210    Kvaerner ASA, Ser. A                           4,199
     120    Leif Hoegh & Co. ASA                           1,362
     350    Merkantildata ASA                              3,589
     700    NCL Holdings ASA                               2,032
   1,250    Norsk Hydro ASA                               52,888
     100    Norske Skogindustrier ASA, Ser. A              4,012
     600    Orkla ASA, Ser. A                              9,094
     160    Orkla ASA, Ser. B                              2,115
     200    Petroleum Geo Services                         3,754
     140    Sas Norge ASA                                  1,363
     200    Schibsted ASA                                  1,974
      80    Smedvig ASA                                      887
   1,100    Storebrand ASA, Ser. A                         8,230
     200    Tomra Systems ASA                              7,533
                                                    ------------
                                                         139,079
Portugal--0.7%
     878    Banco Comercial Portugues SA            $     23,657
     520    Banco Espirito Santo e Comercial de
               Lisboa                                     13,053
     400    BPI-SGPS SA                                    8,171
     220    Brisa-Auto Estradas de Portugal SA             8,404
     560    Cimpor-Cimentos de Portugal, SGPS SA           9,244
      50    Companhia de Seguros Tranquilidade             1,464
   2,560    EDP-Electricadade de Portugal SA              40,405
     300    Jeronimo Martins, SGPS SA                      8,499
     350    Portucel Industrial-Empresa Produtora
               de Celulose SA                              2,565
     750    Portugal Telecom SA                           31,215
     170    Sonae Investimentos-Sociedade
               Gestorade Participacoes Sociais SA          5,538
     100    Unicer-Uniao Cervejeira                        1,890
                                                    ------------
                                                         154,105
------------------------------------------------------------
Spain--4.0%
     200    Acerinox SA                                    6,198
     119    Acs Actividades Co.                            3,170
   2,028    Argentaria SA                                 44,622
   1,015    Autopistas del Sol SA                         11,199
     218    Azucarera Ebro Agricolas                       3,945
   8,990    Banco Bilbao Vizcaya SA                      118,529
  15,286    Banco Central Hispanoamericano               158,073
     324    Corporacion Financiera Alba SA                 8,937
     216    Corporacion Mapfre                             4,037
     600    Dragados & Constucciones SA                    6,901
   4,110    Endesa SA                                     78,088
     440    Fomento de Construcion Y Contra               12,010
   1,896    Gas Natural SDG SA                            40,546
   3,756    Iberdrola SA                                  55,681
     210    Metrovacesa SA                                 4,692
   4,190    Repsol SA                                     82,062
     492    Sociedade General de Aguas de
               Barcelona SA                                8,242
     740    Tabacalera SA, Ser. A                         14,012
  13,293    Telefonica de Espana SA                      212,778
     709    Telepizza                                      3,285
   1,073    Union Electrica Fenosa SA                     16,101

--------------------------------------------------------------------------------
See Notes to Financial Statements.     6

Portfolio of Investments as of     PRUDENTIAL INDEX SERIES FUND
September 30, 1999                 PRUDENTIAL EUROPE INDEX FUND
---------------------------------------------------------------
---------------------------------------------------------------

Shares      Description                          Value (Note 1)
------------------------------------------------------------
Spain (cont'd.)
     300    Vallehermoso SA                         $      2,888
     100    Viscofan Industria Navarra Envolturas
               Celuosicas SA                                 907
     338    Zardoya Otis SA                                4,590
                                                    ------------
                                                         901,493
------------------------------------------------------------
Sweden--3.3%
     500    AGA AB, Ser. A                                 8,539
     400    AGA AB, Ser. B                                 6,831
     500    Atlas Copco AB, Ser. A                        14,028
     200    Atlas Copco AB, Ser. B                         5,538
     156    Boliden Ltd. AB                                  413
     100    Diligentia AB                                    750
     500    Drott AB                                       4,635
   1,700    Electrolux AB, Ser. B                         31,728
   2,250    Forenings Sparbanken AB, Ser. A               36,504
   3,400    Hennes & Mauritz AB, Ser. B                   85,645
     400    NetCom Systems AB                             14,833
     400    OM Gruppen AB                                  4,489
     800    Sandvik AB, Ser. A                            21,713
     200    Sandvik AB, Ser. B                             5,465
   1,200    Securitas AB, Ser. B                          18,005
   2,200    Skandia Forsakring AB                         45,891
   2,400    Skandinaviska Enskilda Banken, Ser. A         24,446
     500    Skanska AB, Ser. B                            18,603
     100    SKF AB, Ser. A                                 2,123
     200    SKF AB, Ser. B                                 4,489
     900    Svenska Cellulosa AB, Ser. B                  23,988
   3,000    Svenska Handelsbanken, Ser. A                 41,902
     150    Svenska Handelsbanken, Ser. B                  1,940
     300    Svenskt Stal AB, Ser. A                        3,861
   1,300    Swedish Match AB                               4,821
   8,000    Telefonaktiebolaget LM Ericsson              247,872
     400    Trelleborg AB, Ser. B                          3,806
     600    Volvo AB, Ser. A                              16,907
   1,300    Volvo AB, Ser. B                              36,711
     300    Wm-Data AB, Ser. B                            12,991
                                                    ------------
                                                         749,467
Switzerland--9.8%
     654    ABB AG                                  $     67,093
     582    ABB AG (Registered)                           60,117
      70    Adecco SA                                     39,138
      25    Alusuisse-Lonza Holding AG
               (Registered)                               28,789
   1,085    Credit Suisse Group                          198,840
       7    Fischer (Georg) AG                             2,239
      10    Forbo Holding AG                               4,365
      20    Holderbank Financiere Glarus AG               25,977
      35    Holderbank Financiere Glarus AG
               (Registered)                               12,315
       2    Jelmoli Holding AG                             2,184
      10    Merkur Holding AG                              2,539
     160    Nestle SA                                    300,684
     277    Novartis AG                                  410,910
       7    Roche Holdings AG                            129,707
      29    Roche Holdings AG (Registered)               335,594
      50    Sairgroup                                     10,813
       1    Schindler Holding AG                           1,543
       3    Schindler Holding AG (Registered)              4,898
      56    Schweizerische Rueckversicherungs-
               Gesellschaft                              111,770
       3    SGS Societe Generale de Surveillance
               Holding SA                                  3,367
      10    SGS Societe Generale de Surveillance
               Holding SA (Registered)                     2,826
       7    Sika Finanz AG                                 2,179
      14    SMH AG                                        10,897
      50    SMH AG (Registered)                            8,164
      10    Sulzer AG                                      6,318
     300    Swisscom AG                                   93,564
     846    UBS-Union Bank of Switzerland                238,480
     190    Zurich Versicherungs-Gesellschaff            105,979
                                                    ------------
                                                       2,221,289
------------------------------------------------------------
United Kingdom--30.8%
   5,850    Abbey National plc                           103,377
   6,750    Allied Zurich                                 79,206
     840    Anglian Water plc                             10,002
   3,050    Arjo Wiggins Appleton plc                      9,946
   3,036    Associated British Foods plc                  19,800

--------------------------------------------------------------------------------
See Notes to Financial Statements.     7

Portfolio of Investments as of     PRUDENTIAL INDEX SERIES FUND
September 30, 1999                 PRUDENTIAL EUROPE INDEX FUND
---------------------------------------------------------------
---------------------------------------------------------------

Shares      Description                          Value (Note 1)
------------------------------------------------------------
United Kingdom (cont'd.)
   4,400    BAA plc                                 $     44,239
   6,100    Barclays plc                                 178,821
     750    Barratt Development plc                        3,236
   3,457    Bass plc                                      41,590
   1,450    BBA Group plc                                 10,340
  16,629    BG plc                                        95,578
   1,450    BICC plc                                       2,587
   2,800    Blue Circle Industries plc                    16,831
   2,100    BOC Group plc                                 43,854
   4,100    Boots Co. plc                                 45,747
     550    Bowthorpe plc                                  5,124
   1,900    BPB plc                                       11,609
   7,500    British Aerospace plc                         49,407
   4,350    British Airways plc                           24,411
   7,250    British America Tobacco plc                   62,208
   1,900    British Land Co. plc                          14,832
  39,450    British Petroleum Co. plc                    721,170
   7,300    British Sky Broadcasting plc                  70,331
   7,800    British Steel plc                             19,783
  26,300    British Telecom plc                          398,484
   1,400    Bunzl plc                                      6,642
     625    Burmah Castrol plc                            11,734
   9,800    Cable & Wireless plc                         106,602
   8,600    Cadbury Schweppes plc                         59,769
   1,800    Caradon plc                                    4,514
   2,100    Carlton Communications plc                    15,909
  15,120    Centrica plc                                  41,460
   1,750    Coats Viyella plc                              1,590
     300    Cobham plc                                     4,021
   5,550    Commercial Union plc                          85,370
   2,900    Compass Group plc                             28,608
   2,150    Courtaulds Textiles plc                        5,028
     850    De La Rue plc                                  4,480
  14,605    Diageo plc                                   149,129
   1,400    Electrocomponents plc                         11,897
   1,170    Elementis plc                                  1,965
   3,050    EMI Group plc                           $     22,302
   1,800    FKI plc                                        5,662
  11,800    General Electric Co. plc                     113,297
   2,900    GKN plc                                       46,184
  14,650    Glaxo Wellcome plc                           380,002
   7,700    Granada Group plc                             66,322
   1,000    Great Portland Estates plc                     3,396
   4,200    Great Universal Stores plc                    31,853
   9,758    Halifax plc                                  122,698
     900    Hammerson plc                                  7,104
   2,000    Hanson plc                                    15,399
     400    Hepworth plc                                   1,375
  33,750    HSBC Holdings plc (GBP)                      386,579
     300    Hyder plc                                      2,678
   1,050    IMI plc                                        4,842
   3,200    Imperial Chemical Industries plc              35,231
  15,745    Invensys plc                                  76,495
   7,850    J. Sainsbury plc                              48,998
     750    Johnson Matthey plc                            7,145
   5,850    Kingfisher plc                                63,009
   5,400    Ladbroke Group plc                            18,831
     400    Laird Group plc                                2,013
   2,000    Land Securities plc                           27,207
   3,350    LASMO plc                                      7,917
  21,600    Legal & General Group plc                     61,186
     200    Lex Service plc                                1,877
  22,050    Lloyds TSB Group plc                         269,814
     663    Lonrho plc                                     7,010
  12,900    Marks & Spencer plc                           66,816
   1,156    MEPC plc                                       8,472
     250    Meyer International plc                        1,667
   2,007    Misys plc                                     19,620
   6,052    National Grid Co. plc                         42,260
   5,200    National Power plc                            40,507
   1,400    Next plc                                      14,088
     360    Ocean Group plc                                5,532
   2,500    P & O Finance plc                             37,796
   2,500    Pearson plc                                   53,404
   3,850    Pilkington plc                                 6,467
     916    Provident Financial plc                       10,937

--------------------------------------------------------------------------------
See Notes to Financial Statements.     8

Portfolio of Investments as of     PRUDENTIAL INDEX SERIES FUND
September 30, 1999                 PRUDENTIAL EUROPE INDEX FUND
---------------------------------------------------------------
---------------------------------------------------------------

Shares      Description                          Value (Note 1)
------------------------------------------------------------
United Kingdom (cont'd.)
   8,150    Prudential Corp. plc                    $    125,498
   1,000    Racal Electronic plc                           6,901
   2,150    Railtrack Group plc                           45,394
   3,000    Rank Group plc                                10,623
   4,600    Reed International plc                        27,651
  12,500    Rentokil Initial plc                          44,260
   6,316    Reuters Group plc                             71,357
   1,477    Rexam plc                                      6,276
   4,600    Rio Tinto Finance plc                         79,924
   1,000    RMC Group plc                                 15,431
   5,600    Rolls-Royce plc                               19,391
   5,954    Royal & Sun Alliance Insurance Group
               plc                                        47,361
   3,650    Royal Bank Scotland Group plc                 78,145
   1,750    Rugby Group plc                                2,709
   4,100    Safeway plc                                   14,889
   1,125    Schroders plc                                 23,827
   2,450    Scottish & Newcastle plc                      24,250
   3,400    Scottish Hydro-Electric plc                   31,973
   4,750    ScottishPower plc                             43,104
   1,350    Slough Estates plc                             7,782
  22,600    Smithkline Beecham plc                       259,330
   1,150    Smiths Industries plc                         16,250
   1,300    St. James's Place Capital plc                  4,949
   4,000    Stagecoach Holdings plc                       12,500
     694    Tarmac plc                                     4,983
   1,600    Tate & Lyle plc                                9,848
   1,250    Taylor Woodrow plc                             3,010
  28,400    Tesco plc                                     88,867
   1,191    Thames Water plc                              18,644
   1,850    TI Group plc                                  13,558
     950    Unigate plc                                    4,850
  11,966    Unilever plc                                 112,526
   1,155    United Biscuits Holding plc                    3,481
   2,000    United Utilities plc                          21,838
     766    Vickers plc                                    3,078
  24,582    Vodafone Group plc                           580,340
   2,492    Williams plc                                  13,297

Shares
Warrants    Description                            Value (Note 1)
------------------------------------------------------------
   2,150    Wolseley plc                            $     14,907
   7,231    Zeneca Group plc                             303,673
                                                    ------------
                                                       6,981,898
                                                    ------------
            Total common stocks
               (cost US$18,892,957)                   22,090,738
                                                    ------------
------------------------------------------------------------
PREFERRED STOCKS--0.5%
------------------------------------------------------------
Germany--0.5%
     100    Dyckerhoff AG, DM 1.5                          3,078
      10    Friedrich Grohe AG, DM 21.00                   3,063
     150    MAN AG, DM 1.6                                 2,908
     510    RWE AG, EUR 1.0                               15,778
     180    Sap AG, EUR 1.6                               80,705
     400    Volkswagen AG, DM 1.6                         12,673
                                                    ------------
            Total preferred stocks
               (cost US$103,677)                         118,205
                                                    ------------
------------------------------------------------------------
WARRANTS(a)
------------------------------------------------------------
France
      20    Axa-UAP, expiring 12/31/01 @ EUR
               121.96                                        186
     468    Banque Nationale de Paris,
               expiring 7/15/02 @ EUR 100.00               3,887
                                                    ------------
                                                           4,073
------------------------------------------------------------
Germany
      12    Munchener
               Ruckversicherungs-Gesellschaft AG,
               expiring 6/3/02 @ EUR 163.61                  412
------------------------------------------------------------
Italy
     400    Mediobanca SpA, expiring 12/31/00
               @ EUR 8.26                                    818
                                                    ------------
            Total warrants (cost US$0)                     5,303
                                                    ------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     9

Portfolio of Investments as of     PRUDENTIAL INDEX SERIES FUND
September 30, 1999                 PRUDENTIAL EUROPE INDEX FUND
---------------------------------------------------------------
---------------------------------------------------------------

Rights/
Units       Description                             Value (Note 1)
------------------------------------------------------------
RIGHTS(a)
------------------------------------------------------------
Norway
      92    PC Lan ASA, expiring 10/7/99 @ NOK
               8.1                                  $          1
------------------------------------------------------------
Sweden
     200    Atlas Copco AB, Ser. B, expiring
               10/6/99
               @ SEK 160                                     232
     500    Atlas Copco AB, Ser. A, expiring
               10/6/99
               @ SEK 160                                     604
     900    Svenska Cellulosa AB, expiring
               10/22/99
               @ SEK 140                                   1,436
                                                    ------------
                                                           2,272
                                                    ------------
            Total rights
               (cost US$0)                                 2,273
                                                    ------------
------------------------------------------------------------
COMMON STOCK UNITS(a)
------------------------------------------------------------
Ireland
   2,600    Waterford Wedgewood plc
               (cost US$3,396)                             2,713
                                                    ------------
            Total long-term investments
               (cost US$19,000,030)                   22,219,232
                                                    ------------
SHORT-TERM INVESTMENTS--0.8%
Principal Amount
------------------------------------------------------------
U.S. Government Securities--0.2%
 $50,000    U.S. Treasury Bills
               4.57%, 12/16/99(b)
               (cost US$49,518)                           49,518
------------------------------------------------------------
Repurchase Agreement--0.6%
 124,000    Joint Repurchase Agreement Account
               5.22%, 10/1/99
               (cost US$124,000; Note 5)                 124,000
                                                    ------------
            Total short-term investments
               (cost US$173,518)                         173,518
                                                    ------------
            Description                            Value (Note 1)
------------------------------------------------------------

Total Investments--98.7%
            (cost US$19,173,548; Note 4)            $ 22,392,750
            Other assets in excess of
               liabilities--1.3%                         282,441
                                                    ------------
            Net Assets--100%                        $ 22,675,191
                                                    ------------
                                                    ------------

---------------
(a) Non-income producing security.
(b) Pledged as initial margin for financial futures contracts.

The industry classification of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of September 30, 1999 was as follows:

Finance...............................................   24.6%
Utilities.............................................   15.9
Health Technology.....................................    9.1
Energy Minerals.......................................    8.4
Consumer Non-Durables.................................    6.9
Process Industries....................................    6.3
Electronic Technology.................................    5.7
Retail Trade..........................................    4.6
Producer Manufacturing................................    4.0
Consumer Durables.....................................    2.8
Consumer Services.....................................    1.9
Commercial Services...................................    1.8
Transportation........................................    1.7
Non-Energy Minerals...................................    1.7
Technology Services...................................    1.5
Industrial Services...................................    1.0
Repurchase Agreement..................................    0.6
U.S. Government Obligations...........................    0.2
                                                        -----
                                                         98.7
Other assets in excess of liabilities.................    1.3
                                                        -----
                                                        100.0%
                                                        -----
                                                        -----
--------------------------------------------------------------------------------
See Notes to Financial Statements.     10

                                           PRUDENTIAL INDEX SERIES FUND
Statement of Assets and Liabilities        PRUDENTIAL EUROPE INDEX FUND
--------------------------------------------------------------------------------

Assets                                                                                                      September 30, 1999
Investments, at value (cost $19,173,548)...............................................................         $ 22,392,750
Foreign currency, at value (cost $334,324).............................................................              336,962
Cash...................................................................................................                  341
Dividends and interest receivable......................................................................               74,832
Receivable for investments sold........................................................................                7,007
Receivable for Fund shares sold........................................................................                4,851
Other assets...........................................................................................                  260
                                                                                                             ------------------
   Total assets........................................................................................           22,817,003
                                                                                                             ------------------
Liabilities
Accrued expenses and other liabilities.................................................................               86,791
Payable for Fund shares reacquired.....................................................................               35,220
Due to Manager.........................................................................................               13,816
Foreign withholding taxes payable......................................................................                4,326
Due to broker - variation margin.......................................................................                1,029
Payable for investments purchased......................................................................                  630
                                                                                                             ------------------
   Total liabilities...................................................................................              141,812
                                                                                                             ------------------
Net Assets.............................................................................................         $ 22,675,191
                                                                                                             ------------------
                                                                                                             ------------------
Net assets were comprised of:
   Shares of beneficial interest, at par...............................................................         $      1,865
   Paid-in capital in excess of par....................................................................           19,219,373
                                                                                                             ------------------
                                                                                                                  19,221,238
   Undistributed net investment income.................................................................              123,922
   Accumulated net realized gains on investment transactions and foreign currencies....................              120,524
   Net unrealized appreciation on investments and foreign currencies...................................            3,209,507
                                                                                                             ------------------
Net assets, September 30, 1999.........................................................................         $ 22,675,191
                                                                                                             ------------------
                                                                                                             ------------------
Class Z:
   Net asset value per share
      ($22,675,191 / 1,865,011 shares of beneficial interest issued and outstanding)...................         $      12.16
                                                                                                             ------------------
                                                                                                             ------------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     11

PRUDENTIAL INDEX SERIES FUND
PRUDENTIAL EUROPE INDEX FUND
Statement of Operations
------------------------------------------------------------

                                                   Year Ended
                                                  September 30,
Net Investment Income                                 1999
Income
   Dividends (net of foreign withholding
      taxes of $60,320)......................      $   468,230
   Interest..................................            5,467
                                                -----------------
      Total Income...........................          473,697
                                                -----------------
Expenses
   Management fee............................           87,936
   Custodian's fees and expenses.............          214,000
   Audit fee and expenses....................           18,000
   Registration fees.........................           17,500
   Trustees' fees............................            7,000
   Transfer agent's fees and expenses........            5,000
   Legal fees and expenses...................            3,000
   Miscellaneous.............................              519
                                                -----------------
      Total expenses.........................          352,955
   Less: Expense subsidy (Note 2)............         (221,050)
                                                -----------------
      Net expenses...........................          131,905
                                                -----------------
Net investment income........................          341,792
                                                -----------------
Realized and Unrealized Gain (Loss) on
Investments and Foreign Currency Transactions
Net realized gain (loss) on:
   Investment transactions...................           70,151
   Foreign currency transactions.............          (25,676)
   Financial futures transactions............           76,058
                                                -----------------
                                                       120,533
                                                -----------------
Net change in unrealized appreciation (depreciation) on:
   Investments...............................        2,638,573
   Foreign currencies........................           (1,773)
   Financial futures.........................           (1,023)
                                                -----------------
                                                     2,635,777
                                                -----------------
Net gain on investments and foreign
   currencies................................        2,756,310
                                                -----------------
Net Increase in Net Assets
Resulting from Operations....................      $ 3,098,102
                                                -----------------
                                                -----------------

PRUDENTIAL INDEX SERIES FUND
PRUDENTIAL EUROPE INDEX FUND
Statement of Changes in Net Assets
------------------------------------------------------------

                                                     October 1, 1997(a)
                                    Year Ended            Through
Increase (Decrease)                September 30,       September 30,
in Net Assets                          1999                 1998
Operations
   Net investment income........    $   341,792         $    288,375
   Net realized gain on
      investments and foreign
      currency transactions.....        120,533               37,994
   Net change in unrealized
      appreciation/depreciation
      on investments and foreign
      currencies................      2,635,777              573,730
                                  ---------------    ------------------
   Net increase in net assets
      resulting from
      operations................      3,098,102              900,099
                                  ---------------    ------------------
Dividends and distributions
   (Note 1):
   Dividends from net investment
      income....................       (403,257)            (108,089)
                                  ---------------    ------------------
   Distributions from net
      realized gains............        (52,600)           --
                                  ---------------    ------------------
Fund share transactions (Note
   6):
   Net proceeds from shares
      sold......................      4,333,863           18,141,700
   Net asset value of shares
      issued in reinvestment of
      dividends and
      distributions.............        455,044              108,032
   Cost of shares reacquired....     (2,782,271)          (1,015,432)
                                  ---------------    ------------------
   Net increase in net assets
      from Fund share
      transactions..............      2,006,636           17,234,300
                                  ---------------    ------------------
Total increase..................      4,648,881           18,026,310
Net Assets
Beginning of period.............     18,026,310            --
                                  ---------------    ------------------
End of period(b)................    $22,675,191         $ 18,026,310
                                  ---------------    ------------------
                                  ---------------    ------------------
---------------
(a) Commencement of investment
    operations.
(b) Undistributed net investment
    income.......................   $   123,922         $    213,033
                                  ---------------    ------------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     12

                                            PRUDENTIAL INDEX SERIES FUND
Notes to Financial Statements               PRUDENTIAL EUROPE INDEX FUND
--------------------------------------------------------------------------------
Prudential Index Series Fund (the 'Company') is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. The Company was established as a Delaware business trust on May 11, 1992 and currently consists of five separate funds, one of which is the Prudential Europe Index Fund (the 'Fund').
The Fund's investment objective is to seek to provide investment results that correspond to the price and yield performance of a broad-based index of securities of European issuers, currently the Morgan Stanley Capital International Europe Index.

------------------------------------------------------------
Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Company and the Fund in the preparation of its financial statements.

Securities Valuation: Securities for which the primary market is on an exchange, are valued at the last sale price on such exchange on the day of valuation or, if there were no sales on such day, at the mean between the last bid and asked prices on such day or at the bid price in the absence of an asked price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued by an independent pricing agent or a principal market maker. Securities for which reliable market quotations are not available or for which the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the manager or subadviser, does not represent fair value, are valued by the Valuation Committee or Board of Trustees in consultation with the manager or the subadviser.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Company's policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities--at the closing rates of exchange;

(ii) purchases and sales of investment securities, income and expenses--at the rate of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the fiscal period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term securities sold during the fiscal period. Accordingly, realized foreign currency gains (losses) are included in the reported net realized gains on investment transactions.

Net realized losses on foreign currency transactions represent net foreign exchange gains or losses from forward currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of interest, dividends and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets and liabilities at fiscal period end exchange rates are reflected as a component of unrealized appreciation on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.

Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a
--------------------------------------------------------------------------------
                                       13

                                            PRUDENTIAL INDEX SERIES FUND
Notes to Financial Statements               PRUDENTIAL EUROPE INDEX FUND
--------------------------------------------------------------------------------
foreign currency. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments. Gain or loss is realized on settlement date of the contract equal to the difference between settlement value of the original and renegotiated forward contracts. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counter parties to meet the terms of their contracts.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or commodities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the 'initial margin.' Subsequent payments, known as 'variation margin,' are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.

The Fund invests in financial futures contracts in order to hedge existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value. Under a variety of circumstances, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and the underlying assets.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses from investment and foreign currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Dividends and Distributions: The Fund expects to pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually. Dividends and distributions are recorded on the ex-dividend date.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Taxes: For federal income tax purposes, each fund in the Company is treated as a separate taxpaying entity. It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends, interest and capital gains have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

Reclassification of Capital Accounts: The Fund accounts for and reports distributions to shareholders in accordance with American Institute of Certified Public Accountants (AICPA), Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect of applying this Statement of Position was to increase accumulated net realized gain and decrease undistributed net investment income by $27,646 for realized foreign currency losses and mark to market of passive foreign investment companies during the year ended September 30, 1999. Net investment income, net realized gains and net assets were not affected by this change.

------------------------------------------------------------
Note 2. Agreements

The Company has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ('PIC'); PIC furnishes investment advisory services in connection with the management of the Company. PIFM pays for the cost of the subadviser's services, the compensation of officers of the Company, occupancy and certain clerical and bookkeeping costs of the Company. The Company bears all other costs and expenses.

The management fee paid to PIFM is computed daily and payable monthly at an annual rate of .40 of 1% of the average daily net assets of the Fund.

PIFM has agreed to subsidize the operating expenses of the Fund so that total Fund operating expenses do not exceed .60% on an annualized basis of the Fund's average daily net assets. For the year ended September 30, 1999, PIFM subsidized $221,050 of the expenses of the Fund (1.01% of average daily net assets, or $0.12 per share).
--------------------------------------------------------------------------------
                                       14

                                            PRUDENTIAL INDEX SERIES FUND
Notes to Financial Statements               PRUDENTIAL EUROPE INDEX FUND
--------------------------------------------------------------------------------
The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Fund. No distribution or service fees are paid to PIMS as distributor of the Fund.

PIFM, PIMS and PIC are wholly owned subsidiaries of The Prudential Insurance Company of America ('Prudential').

The Fund, along with other unaffiliated registered investment companies (the 'Funds'), entered into a syndicated agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. Interest on any borrowings will be at market rates. The Funds pay a commitment fee at an annual rate of .065 of 1% on the unused portion of the credit facility, which is accrued and paid quarterly on a pro rata basis by the Funds. The SCA expires on March 9, 2000. Prior to March 11, 1999, the Funds had a credit agreement with a maximum commitment of $200,000,000. The commitment fee was .055 of 1% on the unused portion of the credit facility. The Fund did not borrow any amounts pursuant to either agreement during the year ended September 30, 1999. The purpose of the agreements is to serve as an alternative source of funding for capital share redemptions.

------------------------------------------------------------
Note 3. Other Transactions With Affiliates

Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Company's transfer agent. During the year ended September 30, 1999, the Fund incurred fees of approximately $4,000 for the services of PMFS. As of September 30, 1999, approximately $400 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.

------------------------------------------------------------
Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended September 30, 1999 were $2,817,786 and $840,793, respectively.

The United States federal income tax cost basis of the Fund's investments at September 30, 1999 was $19,270,353 and, accordingly, net unrealized appreciation for federal income tax purposes was $3,122,397 (gross unrealized appreciation--$4,187,197; gross unrealized depreciation--$1,064,800).

The Fund will elect for United States federal income tax purposes to treat net currency losses of approximately $27,900 incurred in the eleven month period ending September 30, 1999, as having been incurred in the following year.

At September 30, 1999, the Fund had open purchases of 100 EUROTOP and 10 FTSE 100 financial futures contracts expiring on December 17, 1999.

The unrealized depreciation on such contracts as of September 30, 1999 was as follows:

                            Value at           Value on          Unrealized
                           Acquisition    September 30, 1999    Depreciation
                           -----------    ------------------    ------------
EUROTOP..................   $ 303,100          $292,500           $(10,600)
FTSE 100.................     102,972           100,197             (2,775)
                                                                ------------
                                                                  $(13,375)
                                                                ------------
                                                                ------------

------------------------------------------------------------
Note 5. Joint Repurchase Agreement Account

The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of September 30, 1999, the Fund had a .019% undivided interest in the repurchase agreements in the joint account. This undivided interest represented $124,000 in principal amount. As of such date, the repurchase agreements in the joint account and the value of the collateral therefor were as follows:

Warburg Dillon Read LLC, 5.32%, in the principal amount of $190,000,000, repurchase price $190,028,078, due 10/1/99. The value of the collateral including accrued interest was $193,802,299.

Bear, Stearns & Co., Inc., 5.32%, in the principal amount of $190,000,000, repurchase price $190,028,078, due 10/1/99. The value of the collateral including accrued interest was $194,200,266.

Morgan (J.P.) Securities, Inc., 5.25%, in the principal amount of $190,000,000, repurchase price $190,027,708, due 10/1/99. The value of the collateral including accrued interest was $193,800,121.

Goldman, Sachs & Co., 4.75%, in the principal amount of $88,875,000, repurchase price $88,886,727, due 10/1/99. The value of the collateral including accrued interest was $90,653,200.
--------------------------------------------------------------------------------
                                       15

                                            PRUDENTIAL INDEX SERIES FUND
Notes to Financial Statements               PRUDENTIAL EUROPE INDEX FUND
--------------------------------------------------------------------------------
Note 6. Capital

The Fund has authorized an unlimited number of Class Z shares of beneficial interest at $.001 par value per share. Class Z shares are not subject to any sales or redemption charges and are offered exclusively for sale to a limited group of investors. Transactions in shares of beneficial interest were as follows:

Year ended September 30, 1999:                          Shares
                                                      --------
Shares sold.........................................   360,875
Shares issued in reinvestment of dividends and
  distributions.....................................    39,398
Shares reacquired...................................  (230,061)
                                                      --------
Net increase in shares outstanding..................   170,212
                                                      --------
                                                      --------
October 1, 1997(a) through September 30, 1998:
Shares sold........................................  1,771,843
Shares issued in reinvestment of dividends and
  distributions....................................     11,206
Shares reacquired..................................    (88,250)
                                                     ---------
Net increase in shares outstanding.................  1,694,799
                                                     ---------
                                                     ---------

As of September 30, 1999, 1,563,008 of the outstanding shares were owned by The Prudential Insurance Company of America.

---------------
(a) Commencement of investment operations.
--------------------------------------------------------------------------------
                                       16

                                            PRUDENTIAL INDEX SERIES FUND
Financial Highlights                        PRUDENTIAL EUROPE INDEX FUND
--------------------------------------------------------------------------------

                                                                                                               October 1, 1997(a)
                                                                                          Year Ended                Through
                                                                                         September 30,           September 30,
                                                                                             1999                     1998
                                                                                        ---------------        ------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..............................................          $ 10.64                 $  10.00
                                                                                             ------                   ------
Income from investment operations
Net investment income(c)..........................................................              .17                      .18
Net realized and unrealized gain on investment and foreign currency
   transactions...................................................................             1.61                      .53
                                                                                             ------                   ------
   Total from investment operations...............................................             1.78                      .71
                                                                                             ------                   ------
Less distributions
Dividends from net investment income..............................................             (.23)                    (.07)
Distributions from net realized gains.............................................             (.03)                      --
                                                                                             ------                   ------
   Total distributions............................................................             (.26)                    (.07)
                                                                                             ------                   ------
Net asset value, end of period....................................................          $ 12.16                 $  10.64
                                                                                             ------                   ------
                                                                                             ------                   ------
TOTAL RETURN(d):..................................................................            16.86%                    7.17%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...................................................          $22,675                 $ 18,026
Average net assets (000)..........................................................          $21,984                 $ 17,728
Ratios to average net assets:(c)
   Expenses.......................................................................              .60%                     .60%(b)
   Net investment income..........................................................             1.55%                    1.64%(b)
Portfolio turnover rate...........................................................                4%                       4%

---------------
(a) Commencement of investment operations.
(b) Annualized.
(c) Net of expense subsidy.
(d) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     17

                                                  PRUDENTIAL INDEX SERIES FUND
Report of Independant Accountants                 PRUDENTIAL EUROPE INDEX FUND
--------------------------------------------------------------------------------
To the Shareholders and Board of Trustees of Prudential Index Series Fund--Prudential Europe Index Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Index Series Fund--Prudential Europe Index Fund (the 'Fund', one of the portfolios constituting Prudential Index Series Fund) at September 30, 1999, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1999 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
November 17, 1999


                                               PRUDENTIAL INDEX SERIES FUND
Tax Information (Unaudited)                    PRUDENTIAL EUROPE INDEX FUND
--------------------------------------------------------------------------------
We are required by the Internal Revenue Code to advise you within 60 days of the Fund's fiscal year end (September 30, 1999) as to the federal tax status of dividends paid by the Fund during such fiscal year. Accordingly, we are advising you that in the fiscal year ended September 30, 1999, the Fund paid ordinary income dividends of $0.23 per share, and a short-term capital gain distribution of $0.02 per share, which is taxable as ordinary income. A long-term capital gain distribution of $0.01 per share was also paid to shareholders and is taxable at a maximum rate of 20%.

The Fund has elected to give the benefit of foreign tax credits to its shareholders. Accordingly, shareholders who must report their gross income dividends and distributions in a federal income tax return will be entitled to a foreign tax credit, or an itemized deduction, in computing their U.S. income tax liability. It is generally more advantageous to claim a credit rather than to take a deduction. For the fiscal year ended September 30, 1999, the Fund intends on passing through 19.3% of ordinary income distributions as a foreign tax credit.
--------------------------------------------------------------------------------
                                       18

Getting the Most from Your Prudential Mutual Fund
How many times have you read these reports--or other financial materials--and stumbled across a word that you don't understand?

Many shareholders have run into the same problem. We'd like to help. So we'll use this space from time to time to explain some of the words you might have read, but not understood. And if you have a favorite word that no one can explain to your satisfaction, please write to us.

Basis Point: 1/100th of 1%. For example, one-half of one percent is 50 basis points.

Collateralized Mortgage Obligations (CMOs): Mortgage-backed bonds that separate mortgage pools into different maturity classes, called tranches. These instruments are sensitive to changes in interest rates and homeowner refinancing activity. They are subject to prepayment and maturity extension risk.

Derivatives: Securities that derive their value from other securities. The rate of return of these financial instruments rises and falls--sometimes very suddenly--in response to changes in some specific interest rate, currency, stock, or other variable.

Discount Rate: The interest rate charged by the Federal Reserve on loans to member banks.

Federal Funds Rate: The interest rate charged by one bank to another on overnight loans.

Futures Contract: An agreement to purchase or sell a specific amount of a commodity or financial instrument at a set price at a specified date in the future.

Leverage: The use of borrowed assets to enhance return. The expectation is that the interest rate charged on borrowed funds will be lower than the return on the investment. While leverage can increase profits, it can also magnify losses.

Liquidity: The ease with which a financial instrument (or product) can be bought or sold (converted into cash) in the financial markets.

Price/Earnings Ratio: The price of a share of stock divided by the earnings per share for a 12-month period.

Option: An agreement to purchase or sell something, such as shares of stock, by a certain time for a specified price. An option need not be exercised.

Spread: The difference between two values; often used to describe the difference between "bid" and "asked" prices of a security, or between the yields of two similar maturity bonds.

Yankee Bond: A bond sold by a foreign company or government in the U.S. market and denominated in U.S. dollars.

Getting The Most From Your Prudential Mutual Fund
When you invest through Prudential Mutual Funds, you receive financial advice from a Prudential Securities Financial Advisor or Prudential/Pruco Securities registered representative. Your advisor or representative can provide you with the following services:

-------------------------------------------------------------------------------
There's No Reward Without Risk; but Is This Risk Worth It?
Your financial advisor or registered representative can help you match the reward you seek with the risk you can tolerate. Risk can be difficult to gauge--sometimes even the simplest investments bear surprising risks. The educated investor knows that markets seldom move in just one direction. There are times when a market sector or asset class will lose value or provide little in the way of total return. Managing your own expectations is easier with help from someone who under-stands the markets and who knows you!

-------------------------------------------------------------------------------
Keeping Up With the Joneses
A financial advisor or registered representative can help you wade through the numerous available mutual funds to find the ones that fit your own individual investment profile and risk tolerance. While the newspapers and popular magazines are full of advice about investing, they are aimed at generic groups of people or representative individuals--not at you personally. Your financial advisor or registered representative will review your investment objectives with you. This means you can make financial decisions based on the assets and liabilities in your current portfolio and your risk tolerance--not just based on the current investment fad.

-------------------------------------------------------------------------------
Buy Low, Sell High
Buying at the top of a market cycle and selling at the bottom are among the most common investor mistakes. But, sometimes it's difficult to hold on to an investment when it's losing value every month. Your financial advisor or registered representative can answer questions when you're confused or worried about your investment, and should remind you that you're investing for the long haul.

Comparing a $10,000 Investment
---------------------------------------------------
Prudential Europe Index Fund vs. the Morgan Stanley
Capital International Europe Index

Class Z
(GRAPH)

Average Annual Total Returns
Since Inception    11.94%    (10.45%)
One Year           16.86%    (15.61%)

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The graph compares a $10,000 investment in the Prudential Europe Index Fund (Class Z shares) with a similar investment in the Morgan Stanley Capital International Europe Index (the Index) by portraying the account values at the commencement of operations of Class Z shares, and at the end of the fiscal year (September 30), as measured on a quarterly basis, beginning in 1997. For purposes of the graph, and unless otherwise indicated, it has been assumed that all recurring fees (including management fees) were deducted, and all dividends and distributions were reinvested. The graph and accompanying table reflect the past subsidy and/or waiver of expenses and/or management fees. Without waiver of management fees and/or expense subsidization, the Fund's average annual total returns would have been lower, as indicated in parentheses ( ).

The Index is an unmanaged index comprising more than 550 companies representing about 15 developed European countries. The Index includes the reinvestment of all dividends, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Fund. The Index is not the only index that may be used to characterize performance of stock funds, and other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

(800) 225-1852
http://www.prudential.com

Class     NASDAQ     Cusip
  Z         --     74438C704

Trustees
Edward D. Beach
Delayne Dedrick Gold
Robert F. Gunia
Douglas H. McCorkindale
Thomas T. Mooney
Stephen P. Munn
David R. Odenath, Jr.
Richard A. Redeker
Robin B. Smith
John R. Strangfeld
Louis A. Weil, III
Clay T. Whitehead

Officers
John R. Strangfeld, President
Robert F. Gunia, Vice President
Grace C. Torres, Treasurer
Marguerite E.H. Morrison, Secretary
Stephen M. Ungerman, Assistant Treasurer

Manager
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street, Newark, NJ 07102-4077

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza, Newark, NJ 07102-3777

Distributor
Prudential Investment Management Services LLC
Gateway Center Three
100 Mulberry Street, Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive, North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 15005, New Brunswick, NJ 08906

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas, New York, NY 10036

Legal Counsel
Gardner, Carton & Douglas
Quaker Tower
321 North Clark Street, Chicago, IL 60610-4795

Prudential Investments is a unit of The Prudential Insurance Company of America, 751 Broad Street, Newark, NJ 07102.

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

MF174E7

(ICON)

Prudential
Pacific
Index Fund

ANNUAL
REPORT
Sept. 30, 1999

(LOGO)

A Message from the Fund's President                           November 18, 1999
-------------------------------------------------------------------------------
(PHOTO)

Dear Shareholder,
Investors returned to the Pacific region in force during our 12-month reporting period, attracted by low share prices and continued signs of economic recovery in many of the nations in the region. The MSCI Pacific Free Index rose 70.49% in U.S. dollars during our reporting period--a substantial gain. Japan, which is responsible for the largest portion of the Index, saw double- and triple-digit gains in many of its stocks as investors sought to position themselves for this economic recovery. Prudential Pacific Index Fund performed in line with its target, rising 70.48% in U.S. dollar terms, almost half due to the decline of the dollar against the yen. The local currency gain--38.7%-- although very substantial, was more in line with the historical highs for major markets.

Diversification is the key
Pacific region stocks often perform differently from U.S. stocks and add diversification to a U.S. dollar-based portfolio. For example, the MSCI Pacific Free Index rose 11.4% over the third quarter of 1999, the last quarter of our reporting period. In contrast, the Standard & Poor's (S&P) 500 Index, one of the main indexes tracking U.S. stocks, declined 6.2% during that period. Furthermore, as recently as the second quarter of 1998, the S&P 500 Index rose 3.3%, while the MSCI Pacific Free Index declined 8.9%. The comparative performance of these indexes illustrates the need for investors to have a well-diversified asset allocation strategy and adhere to it, instead of chasing popular market winners.

In the following report, Fund Manager John Moschberger describes the dramatic turnaround in the Pacific region over the past year.

Sincerely,

John R. Strangfeld
President
Prudential Index Series Fund

Performance Review
-------------------------------------------------------------------------------
(PHOTO)

John Moschberger
Fund Manager

Investment Goals and Style
Prudential Pacific Index Fund seeks to provide investment results that correspond to the price and yield performance of a broad-based index of stocks of Pacific region issuers. Currently, we use the Morgan Stanley Capital International (MSCI) Pacific Free Index. ("Free" means that it includes companies that are open to foreign investors.) Over the past year, the MSCI Pacific Free Index included stocks in Japan, Australia, Hong Kong, Singapore, and New Zealand. The difference between the Fund's return and that of the Index is primarily management fees and expenses. There can be no assurance that the Fund will achieve its investment objective.

Japanese stocks may have bottomed
Japan--which accounts for about three-fourths of the MSCI Pacific Free Index--has been in its longest economic recession in 50 years. In the 1980s, Japan's economy was growing at a very rapid clip, but the enthusiasm generated by its fast growth led investors to bid Japanese stocks to much higher levels than earnings could justify. Japanese business culture placed a low value on return to shareholders and permitted large investments for prestige or market share that could not be justified in terms of potential earnings. Reality hit the stock prices first at the turn of the decade, then economic growth slowed. Although the economy had begun to recover by 1996, a poorly timed increase in the tax on consumer purchases in April 1997 plunged the country into recession. As a major customer for the rest of Asia, Japan's economic contraction squeezed other Asian businesses. Japanese banks, which had an immense amount of bad loans on their books--much of it unrecognized--stopped lending. This was a large factor in the Asian economic crisis that began in 1997. Japanese stocks had dropped by 67% between their 1989 peak and their low on October 9, 1998, near the beginning of our reporting period.

As we entered 1999, many Japanese businesses--and even entire sectors of Japan's economy--were still inefficient and protected from market forces. The banking sector's problems were known to be huge, and both industrial investment and consumer spending were low. The government was hesitant to increase its own spending to jump-start the economy--although it was beginning to accept the necessity. But 1999 may have been the turning point, and stocks (traditionally a leading indicator) may again continue to lead the way.

New directions
Over the past year, the best-performing stocks have been those of younger companies in the emerging growth industries of Japan's restructuring economy. With the breakup of the old system, opportunities appeared for new types of business, such as outsourcing and discount retailing. These stocks have moved up sharply. However, the large companies that dominate the Index also moved up--Sony Corporation and Toyota Motor Corporation gained 68% and 11%, respectively, over the 12-month reporting period. Now we think there are excellent opportunities with companies newly focused on returns to shareholders. In many cases, the restructuring programs that are being announced are very significant. We are seeing some instances of new, younger management dismantling the "old guard's" pet projects.

This used to be "un-Japanese," but is becoming an accepted practice. In addition to management changes, job cuts in which workers actually leave the company instead of being shuffled to subsidiaries and early retirement programs that target the more expensive, older employees are under way.

Historically, the Japanese have been slow to accept the need for a change, but then are very resolute in implementing it once it is accepted. We think that restructuring for greater competitiveness and shareholder value is becoming fashionable there. Some of the most inefficient industries, such as retailing, steel, and banking, are beginning to change. There is a more optimistic attitude now that could accelerate the positive trends. Entrepreneurial activity requires confidence in the future, and that is beginning to build in Japan.

Japan may be in the same position at the end of the 1990s as the United States at the beginning of the decade: stocks are inexpensive compared to their global alternatives, and there is the prospect of many years of major restructuring to improve efficiency and boost profits. Nonetheless, the Japanese economy may continue to be soft because it will be a while before employment picks up. Companies are still shedding excess workers faster than new businesses are creating jobs. Corporate profits should benefit from these changes before the overall economy does. Profits should receive a second wave of energy when the economy responds to these greater earnings and freed-up resources.

Performance at a Glance

Cumulative Total Returns1                          As of 9/30/99

                                          One             Since
                                          Year          Inception2
Class Z                              70.48% (69.37)     8.57% (7.80)
Lipper Pacific Region Fund Avg.3         78.40             3.08
MSCI Pacific Free Index4                 70.49             9.91

Average Annual Total Returns1                         As of 9/30/99

                                          One             Since
                                          Year          Inception2
Class Z                              70.48% (69.37)     4.16% (3.39)

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments Fund Management LLC and Lipper, Inc. Without waiver of management fees and/or expense subsidization, the Fund's cumulative and average annual total returns would have been lower, as indicated in parentheses ( ).

2 Inception date: Class Z, 9/24/97. The Lipper and Factset reporting period begins 9/30/97.

3 The Lipper Since Inception return is for all funds in the Pacific Region Fund category. The Lipper average is unmanaged. Pacific Region funds concentrate their investments in equity securities with primary trading markets or operations concentrated in the Western Pacific Basin region or a single country within this region.

4 Source: Morgan Stanley Capital International, based on data retrieved by Factset. The Morgan Stanley Capital International (MSCI) Pacific Free Index is an unmanaged, diversified, capitalization-weighted index currently consisting of 422 equity securities listed on the stock exchanges of Australia, Japan, Hong Kong, New Zealand, and Singapore. The Fund is neither sponsored by, nor affiliated with, Morgan Stanley & Co. Incorporated. The benchmark shown includes net dividends reinvested, reflecting a subtraction for withholding taxes retained at the source for foreigners who do not benefit from a double taxation treaty. Investors cannot invest directly in an index.

Review Cont'd.
-------------------------------------------------------------------------------
Looking Ahead
With a sharp increase in government expenditures and reports of corporate restructuring, a new mood seems to be gripping the country. The paralyzing fear of the first wave of layoffs has passed, and signs of entrepreneurial responses are beginning. Although capital investment is still declining (second quarter investment was down 13% from a year ago), July statistics even showed signs of a consumer recovery, such as gains in salaried workers' household spending, retail sales, and auto sales. (Consumer spending normally accounts for about 60% of Japanese output.) Japanese investors are beginning to bring their funds back home, while overseas investors are returning to Japan out of fear of missing a recovery.

Even though Japan's economy has begun to grow, investors should not expect the extraordinary returns of the past year to become the norm. The rise in the price of Japan's currency--the yen--against the U.S. dollar is one reason why Japan's economy may slow going into next year. When a country's currency rises, its exports become expensive. Most economists believe that this slows economic growth. Furthermore, it is also important to point out that the yen's healthy price appreciation does not necessarily tie into the rise of Japanese stocks on the Nikkei.

Most of the companies in the MSCI Pacific Free Index are still reporting losses or very low earnings. Although the changes that will improve earnings are under way, the road may not be smooth. The Prudential Pacific Index Fund has a broad base, and so increases the likelihood of owning the winners as well as the losers. Since companies that do well in this environment may do very well, this is a promising investment strategy.

Portfolio Composition
Expressed as a percentage of net assetsas of 9/30/99

Japan                  77.4%
Australia               7.1
Hong Kong               6.1
Singapore               2.4
New Zealand             0.5
Cash & Equivalents      6.5

Portfolio of Investments as of           PRUDENTIAL INDEX SERIES FUND
September 30, 1999                       PRUDENTIAL PACIFIC INDEX FUND
----------------------------------------------------------------------
----------------------------------------------------------------------

Shares      Description                          Value (Note 1)
------------------------------------------------------------
LONG-TERM INVESTMENTS--93.5%
COMMON STOCKS--93.0%
------------------------------------------------------------
Australia--6.6%
   7,900    Amcor Ltd.                             $     37,895
  13,200    AMP Ltd.                                    122,948
   3,970    Australian Gas & Light Co.                   23,474
  12,202    Boral Ltd.                                   18,682
   2,900    Brambles Industries, Ltd.                    83,975
   1,200    British American Tobacco Australasia
               Ltd.                                      13,157
  21,648    Broken Hill Proprietary Co., Ltd.           249,360
  12,612    Coca Cola Amatil Ltd.                        44,282
  14,589    Coles Myer Ltd.                              76,245
  11,200    Colonial Ltd.                                40,640
   1,000    CSL Ltd.                                     11,095
  12,100    CSR Ltd.                                     30,568
   2,955    Email Ltd.                                    5,246
   1,262    F. H. Faulding & Co. Ltd.                     8,312
  21,200    Fosters Brewing Group Ltd.                   59,770
     491    Futuris Corp.                                   628
   4,907    Futuris Corp., Ltd.                           6,398
  17,816    General Property Trust                       30,114
   6,768    GIO Australia Holdings Ltd.                  12,853
     868    Goldfield Corp.(a)                              793
  13,552    Goodman Fielder Ltd.                         12,559
   4,000    Hardie (James) Industries Ltd.               11,277
   1,377    Iluka Resources Ltd.                          3,550
   2,700    Leighton Holdings Ltd.                       10,379
   6,652    Lend Lease Corp. Ltd.                        81,186
  17,560    M.I.M. Holdings Ltd.                         16,503
   3,471    Mayne Nickless Ltd.                           9,288
  18,184    National Australia Bank Ltd.                266,196
   2,300    Newcrest Mining Ltd.(a)                       7,490
  24,593    News Corp., Ltd.                            172,570
  18,395    Normandy Mining Ltd.(a)                      16,327
   7,681    North Ltd.                                   16,292
   2,836    Orica Ltd.                                   15,269
  10,400    Pacific Dunlop Ltd.                          15,611
   9,200    Pioneer International Ltd.                   22,744
   3,964    QBE Insurance Group Ltd.                     15,225
   3,700    Rio Tinto Ltd.                               62,749
   6,200    Santos Ltd.                                  17,346
   4,000    Schroders Property Fund                       6,265
   1,825    Smith (Howard) Ltd.                    $     13,637
   7,977    Southcorp Ltd.                               29,101
   5,300    Star City Holdings Ltd.                       5,188
     121    Stockland Trust (New Shares)                    273
   3,427    Stockland Trust Group                         7,732
   2,500    Suncorp-Metway Ltd.                          13,232
   3,500    TABCORP Holdings Ltd.                        23,756
  63,200    Telstra Corp.                               327,575
   3,432    Wesfarmers Ltd.                              30,195
  14,018    Western Mining Corp. Holdings Ltd.           71,358
       9    Westfield Trust                                  18
  16,493    Westfield Trust (New Shares)                 33,303
  23,513    Westpac Banking Corp. Ltd.                  145,058
  14,359    Woolworths Ltd.                              50,135
                                                   ------------
                                                      2,405,822
                                                   ------------
------------------------------------------------------------
Hong Kong--6.1%
  15,000    Bank of East Asia                            32,539
 146,200    Cable & Wireless HKT Ltd.                   320,913
  41,000    Cathay Pacific Air                           73,897
  28,000    Cheung Kong Ltd.                            233,407
  30,000    China Light & Power Holdings, Ltd.          140,971
  20,000    Chinese Estates Holdings                      3,270
   8,000    Giordano Intl                                 6,334
  11,000    Hang Lung Development Co.                    12,462
  23,000    Hang Seng Bank Ltd.                         243,545
  57,400    Hong Kong & China Gas Co.                    77,222
  11,000    Hong Kong & Shanghai Hotels                   8,355
   2,000    Hong Kong Aircraft Engineering Co.,
               Ltd.                                       3,630
   4,000    Hong Kong Construction Holdings               1,712
   8,800    Hopewell Holdings Ltd.                        6,174
  47,000    Hutchison Whampoa Ltd.                      437,171
   9,000    Hysan Development Co.                        11,239
  11,000    Johnson Electric Holdings, Ltd.              53,389
   6,000    Miramar Hotel & Investment Co.                6,373
  25,169    New World Development Co., Ltd.              55,247
  14,000    Oriental Press Group                          1,856
   6,000    Peregrine Investments(b)                          8
  38,000    Regal Hotel International                     3,327

--------------------------------------------------------------------------------
See Notes to Financial Statements.     3

Portfolio of Investments as of           PRUDENTIAL INDEX SERIES FUND
September 30, 1999                       PRUDENTIAL PACIFIC INDEX FUND
----------------------------------------------------------------------
----------------------------------------------------------------------

Shares      Description                          Value (Note 1)
------------------------------------------------------------
Hong Kong (cont'd.)
  24,026    Shangri La Asia Ltd.                   $     26,601
  14,000    Shun Tak Holdings Ltd.                        2,758
  38,000    Sino Land Co.                                18,590
  20,000    South China Morning Post                     13,389
  29,000    Sun Hung Kai Properties Ltd.                221,208
  19,000    Swire-Pacific, Ltd. 'A'                      90,015
   5,000    Television Broadcasts Ltd.                   21,371
   2,000    Varitronix International Ltd.                 4,364
  26,896    Wharf Holdings Ltd.                          77,736
   2,000    Wing Lung Bank                                8,059
                                                   ------------
                                                      2,217,132
                                                   ------------
------------------------------------------------------------
Japan--77.4%
   5,000    77th Bank(a)                                 52,176
   1,800    Acom Co., Ltd.                              236,186
   1,200    Advantest Corp.                             173,575
   8,000    Ajinomoto Co., Inc.                          93,550
   2,000    Alps Electric Co.                            41,797
   3,000    Amada Co.                                    20,936
   1,000    Amano Corp.                                   8,209
     900    Aoyama Trading Co.                           30,432
     500    Arabian Oil Co.                               8,111
  35,000    Asahi Bank                                  251,487
   6,000    Asahi Breweries                              91,803
  18,000    Asahi Chemical Industries                   100,257
  15,000    Asahi Glass Co.                             103,835
   5,000    Ashikaga Bank                                11,741
     400    Autobacs Seven Co.                           23,782
  56,000    Bank Of Tokyo-Mitsubishi, Ltd.              859,987
  14,000    Bank of Yokohama                             49,048
     600    Benesse Corp.                               119,418
  10,000    Bridgestone Corp.                           279,900
   3,000    Brother Industries                            9,214
  10,000    Canon Inc.                                  291,171
   3,000    Casio Computer Co.                           22,796
      26    Central Japan Railway Co.                   173,387
   4,000    Chiba Bank                                   16,080
   2,000    Chiyoda Corp.                                 4,283
   3,000    Chugai Pharmacy Co.                          36,209
   4,000    Citizen Watch Co.                            28,741
   5,000    Cosmo Oil Co.                          $      7,937
   1,900    Credit Saison Co., Ltd.                      44,258
     600    CSK Corp.                                    20,852
   9,000    Dai Nippon Printing Co., Ltd.               167,292
   4,000    Daicel Chemical Industries                   14,652
   8,000    Daiei Inc.                                   31,860
   1,000    Daifuku Co.                                   6,387
   3,000    Daiichi Pharmaceutical Co.                   45,592
   3,000    Daikin Industries                            36,349
   2,000    Daikyo Inc.                                   6,068
   3,000    Daimaru Inc.                                 15,188
  10,000    Dainippon Ink & Chemicals, Inc.              40,013
   2,000    Dainippon Screen Manufacturing Co.,
               Ltd.                                      12,192
   1,400    Daito Trust Construction Co., Ltd.           20,776
  17,000    Daiwa Bank                                   56,684
   7,000    Daiwa House Industries                       69,233
   2,000    Daiwa Kosho Lease Co., Ltd.                   9,393
  16,000    Daiwa Securities Co., Ltd.                  145,773
   5,000    Denki Kagaku Kogyo K.K.                      15,639
  11,000    Denso Corp.                                 232,984
      49    East Japan Railway Co.                      312,041
   3,000    Ebara Corp.                                  38,970
   4,000    Eisai Co., Ltd.                             101,440
   3,000    Fanuc Ltd.                                  204,007
  42,000    Fuji Bank                                   510,469
     200    Fuji Machine Mfg                              9,580
   6,000    Fuji Photo Film Co.                         205,698
   4,000    Fujikura Ltd.                                25,924
   5,000    Fujita Corp.                                  3,522
  23,000    Fujitsu Ltd.                                717,219
   6,000    Fukuoka Chuo Bank Ltd.                       37,589
   8,000    Furukawa Electric Co., Ltd.                  47,714
   7,000    Gunma Bank                                   47,667
   2,000    Gunze Ltd.                                    5,016
   4,000    Hankyu Corp.                                 14,314
   2,000    Hankyu Department Stores                     14,709
   4,000    Haseko Corp.(a)                               2,367
     500    Hirose Electric Co., Ltd.                    78,663
  41,000    Hitachi Ltd.                                454,414
  10,000    Hitachi Zosen Corp.                          10,614
   6,000    Hokuriku Bank                                13,694
  12,000    Honda Motor Co., Ltd.                       502,692

--------------------------------------------------------------------------------
See Notes to Financial Statements.     4

Portfolio of Investments as of           PRUDENTIAL INDEX SERIES FUND
September 30, 1999                       PRUDENTIAL PACIFIC INDEX FUND
----------------------------------------------------------------------
----------------------------------------------------------------------

Shares      Description                          Value (Note 1)
------------------------------------------------------------
Japan (cont'd.)
   1,000    House Foods Corp.                      $     14,606
   1,000    Hoya Corp.                                   60,488
   2,000    Inax Corp.                                   14,652
  33,000    Indonesia Bank                              405,732
   3,000    Isetan Co.                                   23,669
   3,000    Ishihara Sangyo Kaisha(a)                     5,607
  12,000    Ishikawajima-Harima Heavy Industries
               Co., Ltd.                                 20,288
   5,000    Ito Yokado Co., Ltd.                        413,275
  19,000    Itochu Corp.                                 62,639
   2,000    Iwatani International Corp.                   4,865
   1,000    Jaccs Co., Ltd.                               4,302
  23,000    Japan Air Lines Co.(a)                       88,572
  11,000    Japan Energy Corp.                           13,845
   4,000    Japan Steel Works                             4,771
      23    Japan Tobacco, Inc.                         285,159
   2,000    JGC Corp.                                     5,053
  11,000    Joyo Bank                                    46,493
   4,000    Jusco Co.                                    75,329
  13,000    Kajima Corp.                                 52,016
   1,000    Kaken Pharmaceutical Co., Ltd.                7,974
   3,000    Kamigumi Co., Ltd.                           18,597
   5,000    Kanebo Ltd.(a)                                8,829
   4,000    Kaneka Corp.                                 51,472
  12,200    Kansai Electrical Power                     236,055
   8,000    Kao Corp.                                   226,174
   1,000    Katokichi Co.                                19,255
  17,000    Kawasaki Heavy Industries                    32,254
   6,000    Kawasaki Kisen Ltd.                          11,384
  41,000    Kawasaki Steel Corp.                         95,119
   5,000    Keihin Electric Express Railway Co.,
               Ltd                                       18,926
   2,000    Kikkoman Corp.                               16,907
   3,000    Kinden Corp.                                 24,796
  21,000    Kinki Nippon Railway                        112,035
  13,000    Kirin Brewery Co.                           155,682
   1,000    Kokuyo Co.                                   17,498
  12,000    Komatsu Ltd.                                 79,574
   1,000    Komori Corp.                                 22,260
     600    Konami Co.                                   58,046
   4,000    Konica Corp.                                 15,780
   2,000    Koyo Seiko Co.                               19,405
  18,000    Kubota Corp.                           $     63,569
   7,000    Kumagai Gumi Co.(a)                           6,641
   4,000    Kuraray Co.                                  46,888
   2,000    Kureha Chemical Industry Co., Ltd.            6,237
   1,000    Kurita Water Industries                      20,288
   2,300    Kyocera Corp.                               174,984
   2,000    Kyowa Exeo Corp                              19,349
   5,000    Kyowa Hakko Kogyo Co., Ltd.                  38,134
   1,000    Maeda Road Construction Co.                   6,387
   1,000    Makino Milling Machine                        5,917
   2,000    Makita Corp.                                 22,542
  19,000    Marubeni Corp.                               49,255
   4,000    Marui Co.(a)                                 74,690
  25,000    Matsushita Electric Industrial Co.,
               Ltd.                                     531,856
   3,000    Meiji Milk Product Co., Ltd.                 11,215
   4,000    Meiji Seika Kaisha                           30,582
   5,000    Minebea Co.(a)                               63,635
  27,000    Mitsubishi Chemical Corp.                   103,215
  19,000    Mitsubishi Corp.                            157,044
  27,000    Mitsubishi Electric Corp.                   154,189
  16,000    Mitsubishi Estate Co., Ltd.                 162,455
   5,000    Mitsubishi Gas Chemicals Co.                 14,606
  42,000    Mitsubishi Heavy Industries Ltd.            161,741
   2,000    Mitsubishi Logistics Corp.                   21,039
  12,000    Mitsubishi Material Corp.                    35,504
   3,000    Mitsubishi Paper Mills                        5,889
   6,000    Mitsubishi Rayon Co.                         16,907
  16,000    Mitsubishi Trading & Banking                195,366
  20,000    Mitsui & Co.                                151,409
   8,000    Mitsui Engineering & Shipbuilding
               Co., Ltd(a)                                8,040
  10,000    Mitsui Fudosan Co., Ltd.                     80,213
   9,000    Mitsui Marine & Fire Insurance Co.,
               Ltd.                                      47,761
   5,000    Mitsui Mining & Smelting Co.                 26,769
   7,000    Mitsui O.S.K. Lines                          13,084
   1,000    Mitsui Soko Co.                               3,194
  14,000    Mitsui Trust & Banking Co.                   28,666
   5,000    Mitsukoshi Ltd.                              30,009
   1,000    Mori Seiki Co.                               14,652
   3,000    Murata Manufacturing Co., Ltd.              301,503
   3,000    Mycal Corp.                                  18,738
   3,000    Nagoya Railroad Co.                           8,763
     600    Namco Ltd.                                   23,669

--------------------------------------------------------------------------------
See Notes to Financial Statements.     5

Portfolio of Investments as of           PRUDENTIAL INDEX SERIES FUND
September 30, 1999                       PRUDENTIAL PACIFIC INDEX FUND
----------------------------------------------------------------------
----------------------------------------------------------------------

Shares      Description                          Value (Note 1)
------------------------------------------------------------
Japan (cont'd.)
   2,000    Nankai Electric Railway Co.            $      7,890
  20,000    NEC Corp.                                   402,943
   4,000    NGK Insulators Ltd.                          38,810
   2,000    NGK Spark Plug Co.                           19,048
   2,000    Nichido Fire & Marine Insurance               9,862
     700    Nichiei Co., Ltd.                            53,585
   3,000    Nichirei Corp.                                9,440
     100    Nidec Corp.                                  18,316
   4,000    Nikon Corp.                                  77,019
   1,600    Nintendo Co., Ltd.                          255,178
   1,000    Nippon Comsys Corp.                          20,992
  14,000    Nippon Express Co., Ltd.                     93,888
   3,000    Nippon Fire & Marine Insurance                9,975
   5,000    Nippon Light Metal Co., Ltd.                  6,246
   3,000    Nippon Meat Packers, Inc.                    38,350
  20,000    Nippon Mitsubishi Oil Corp.                  82,091
  12,000    Nippon Paper Industries Co.                  84,759
   1,000    Nippon Sharyo Ltd.                            2,574
   5,000    Nippon Sheet Glass Co.                       28,178
   3,000    Nippon Shinpan Co.                           10,003
   2,000    Nippon Shokubai Co.                          11,703
  85,000    Nippon Steel Corp.                          230,729
   3,000    Nippon Suisan Kaisha(a)                       6,481
     153    Nippon Telegraph & Telephone Corp.        1,882,560
  16,000    Nippon Yusen K.K.                            58,760
   3,000    Nishimatsu Construction Co.                  16,202
  31,000    Nissan Motor Co., Ltd.(a)                   187,805
   2,000    Nisshin Flour Mill                           16,869
   2,000    Nisshinbo Industries, Inc.                    9,862
   2,000    Nissin Food Products Co., Ltd.               54,477
   2,000    Nitto Denko Corp.                            63,494
  18,000    NKK Corp.                                    16,738
   2,000    NOF Corp.                                     5,110
  24,000    Nomura Securities Co., Ltd.                 371,947
   2,000    Noritake Co.                                  9,393
   7,000    NSK Ltd.                                     50,758
   5,000    NTN Corp.                                    16,296
  10,000    Obayashi Corp.                               60,394
   4,000    Odakyu Electric Railway                      12,999
  13,000    Oji Paper Co., Ltd.                          91,334
   1,000    Okuma Corp.                                   4,508
   3,000    Okumura Corp.                          $     12,060
   3,000    Olympus Optical Co.                          40,576
   3,000    Omron Corp.                                  59,314
   2,000    Onward Kashiyama & Co., Ltd.                 30,432
   3,000    Orient Corp.                                 10,708
   1,100    Oriental Land Co., Ltd.                      91,437
     800    Orix Corp.                                   98,359
  31,000    Osaka Gas Co.                               103,366
     100    Oyo Corp.                                     1,944
   4,000    Penta-Ocean Construction                      7,026
   2,000    Pioneer Electronic Corp.                     34,377
   1,300    Promise Co., Ltd.                           104,643
   3,000    Renown Inc.                                   5,072
   1,000    Rohm Co., Ltd.                              208,985
  50,000    Sakura Bank                                 375,704
   1,000    Sanden Corp.                                  8,641
   6,000    Sankyo Co.                                  180,338
   1,000    Sanrio Co.(a)                                55,886
   2,000    Sanwa Shutter Corp.                          10,614
  24,000    Sanyo Electric Co.                          116,093
   3,000    Sapporo Breweries Ltd.                       12,680
   1,000    Secom Co., Ltd.                              89,230
   1,000    Secom Co., Ltd. - New(a)                     91,108
   1,000    Sega Enterprises Ltd.                        20,899
   1,000    Seino Transportation Co.                      6,763
   3,000    Seiyu Ltd.                                   14,850
   7,000    Sekisui Chemical Corp., Ltd.                 39,515
   9,000    Sekisui House Ltd.                          101,609
  14,000    Sharp Corp.                                 224,333
     500    Shimachu Co.                                  9,862
   1,500    Shimano Inc.                                 35,997
  11,000    Shimizu Corp.                                48,663
   5,000    Shin-Etsu Chemical Co., Ltd.                208,516
   4,000    Shionogi & Co.                               32,837
   5,000    Shiseido Co., Ltd.                           74,671
  10,000    Shizuoka Bank                               120,131
  11,000    Showa Denko K.K.                             17,358
   3,000    Showa Shell Sekiyu K.K.                      19,161
   1,000    Skylark Co.                                  27,239
     800    SMC Corp.                                   112,711
   3,000    Snow Brand Milk Products                     15,160
   1,200    Softbank Corp.                              456,481

--------------------------------------------------------------------------------
See Notes to Financial Statements.     6

Portfolio of Investments as of           PRUDENTIAL INDEX SERIES FUND
September 30, 1999                       PRUDENTIAL PACIFIC INDEX FUND
----------------------------------------------------------------------
----------------------------------------------------------------------

Shares      Description                          Value (Note 1)
------------------------------------------------------------
Japan (cont'd.)
   5,000    Sony Corp.                             $    747,182
  38,000    Sumitomo Bank                               571,070
  21,000    Sumitomo Chemical Co., Ltd.                 106,907
  13,000    Sumitomo Corp.                               95,607
   9,000    Sumitomo Electric Industries                123,419
   2,000    Sumitomo Forestry Co., Ltd.                  14,559
   6,000    Sumitomo Heavy Industries Ltd.               16,569
   8,000    Sumitomo Marine & Fire Insurance Co.         51,096
  47,000    Sumitomo Metal Industries(a)                 52,974
   7,000    Sumitomo Metal Mining Co.                    34,649
   5,000    Sumitomo Osaka Cement Co.                     9,111
  11,000    Taiheiyo Cement Corp.                        28,516
  12,000    Taisei Corp.                                 26,713
   4,000    Taisho Pharmacy Co., Ltd.                   168,315
   1,000    Taiyo Yuden Co.                              33,062
   2,000    Takara Shuzo Co.                             29,775
   1,000    Takara Standard Co., Ltd.                     6,575
   4,000    Takashimaya Co.                              40,952
  11,000    Takeda Chemical Industries                  594,082
   1,700    Takefuji Corp.                              283,102
   1,000    Takuma Co., Ltd.                             11,647
  13,000    Teijin Ltd.                                  62,639
   3,000    Teikoku Oil Co.                              10,369
   2,000    Terumo Corp.                                 61,803
   2,000    Toa Corp.                                     3,494
   9,000    Tobu Railway Co.                             29,080
   2,000    Toda Corporation                             11,083
   1,000    Toei Co.                                      3,353
     200    Toho Co.                                     31,390
   6,300    Tohoku Electrical Power Co., Inc.            98,228
  28,000    Tokai Bank                                  202,242
  19,000    Tokio Marine & Fire Insurance Co.           224,859
   2,000    Tokyo Broadcasting System Inc.               40,294
   2,000    Tokyo Dome Corp.                             10,858
  16,700    Tokyo Electric Power Co.                    385,867
   2,000    Tokyo Electron Ltd.                         173,763
  36,000    Tokyo Gas Co.                                86,224
   1,000    Tokyo Style Co.                              10,989
   2,000    Tokyo Tatemono Co., Ltd.                      4,508
   3,000    Tokyotokeiba Co.                              4,649
  11,000    Tokyu Corp.                                  30,996
   8,000    Toppan Printing Co                     $    100,689
  18,000    Toray Industries Inc.                        92,987
  37,000    Toshiba Corp.                               275,588
   7,000    Tosoh Corp.                                  24,524
   3,000    Tostem Corp.                                 70,163
   4,000    Toto Ltd.                                    31,146
   3,000    Toyo Seikan Kaisha                           64,809
   7,000    Toyobo Co.                                   10,651
   1,000    Toyoda Auto Loom Works Ltd.                  18,372
  45,000    Toyota Motor Corp.                        1,432,842
     300    Trans Cosmos Inc.                            37,477
   2,000    Tsubakimoto Chain Co.                         9,656
   8,000    Ube Industries Ltd.                          19,537
     800    Uni-Charm Corp.                              48,316
   5,000    Unitika Ltd.(a)                               3,851
   2,000    Uny Co.                                      29,305
   2,000    Wacoal Corp.                                 21,697
   2,000    Yakult Honsha Co., Ltd.                      26,130
   1,000    Yamaguchi Bank                                7,909
   2,000    Yamaha Corp.                                 18,691
   4,000    Yamanouchi Pharmaceutical Co., Ltd.         187,476
   5,000    Yamato Transport Co.                        127,035
   3,000    Yamazaki Baking Co.                          38,801
   3,000    Yokogawa Electric Corp.                      21,415
                                                   ------------
                                                     28,336,085
                                                   ------------
------------------------------------------------------------
Malaysia
     350    Silverstone Berhad(b)                             0
------------------------------------------------------------
New Zealand--0.5%
  27,900    Brierley Investments Ltd.                     6,484
  18,500    Carter Holt Harvey Ltd.                      22,260
   6,300    Contact Energy Ltd.(a)                       10,216
   1,000    Fisher & Paykel Industries Ltd.               3,150
   3,300    Fletcher Challenge Building                   4,056
   3,400    Fletcher Challenge Energy, Ltd.               8,498
   8,000    Fletcher Challenge Forestry, Ltd.             3,429
   6,700    Fletcher Challenge Paper                      4,602
   7,600    Lion Nathan Ltd.                             15,895
  24,100    Telecom Corp. Of New Zealand                 94,960
                                                   ------------
                                                        173,550
                                                   ------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     7

Portfolio of Investments as of           PRUDENTIAL INDEX SERIES FUND
September 30, 1999                       PRUDENTIAL PACIFIC INDEX FUND
----------------------------------------------------------------------
----------------------------------------------------------------------

Shares      Description                          Value (Note 1)
------------------------------------------------------------
Singapore--2.4%
     10,000    City Developments Ltd.              $     50,868
      1,000    Creative Technology Ltd.(a)               10,938
      3,000    Cycle & Carriage Ltd.(a)                  10,056
     11,886    DBS Group Holdings Ltd.                  132,801
     14,500    DBS Land, Ltd.                            26,946
      3,000    First Capital Corp.                        3,387
      3,000    Fraser & Neave Ltd.                        9,792
      1,000    Haw Par Corp., Ltd.                        1,664
      4,000    Hotel Properties Ltd.                      3,246
      2,000    Inchcape Motors Ltd.                       2,399
      9,000    Keppel Corp., Ltd.                        26,252
      3,000    Natsteel Ltd.                              5,293
     12,000    Neptune Orient Lines Ltd.                 14,396
     13,000    Overseas Chinese Banking Corp.,
                  Ltd.                                  100,913
      1,000    Overseas Union Enterprise                  2,811
      3,000    Parkway Holdings Ltd.                      5,469
     33,000    S.T. Engineering(a)                       42,112
     18,872    Sembcorp Industries                       21,752
     11,000    Singapore Airlines Ltd.                  107,382
      4,445    Singapore Press Holdings Ltd.             70,055
     74,000    Singapore Telecommunications             134,904
      3,000    Straits Trading Co.(a)                     3,140
     10,000    United Industrial Corp.                    5,440
      9,000    United Overseas Bank Ltd.                 68,275
      6,000    United Overseas Land                       5,293
      3,000    Venture Manufacturing Ltd.                26,111
                                                   ------------
                                                        891,695
                                                   ------------
               Total common stocks
                  (cost $30,877,412)                 34,024,284
                                                   ------------
------------------------------------------------------------
PREFERRED STOCKS--0.5%
Australia
     25,671    News Corp. Ltd.
                  (cost $136,370)                       169,211

Units       Description                          Value (Note 1)
------------------------------------------------------------
WARRANTS(a)
Hong Kong
      2,000    Chinese Estates Holdings
                  Warrants expiring November
                  2000
                  @ HKD 1.02                       $        122
      2,000    Chinese Estates Holdings
                  Warrants expiring November
                  1999
                  @ HKD 0.97                                 75
        800    Hong Kong Construction Holdings
                  Warrants expiring December
                  1999
                  @ HKD 5.00                                 24
                                                   ------------
               Total warrants                               221
                                                   ------------
               Total long-term investments
                  (cost $31,013,782)                 34,193,716
                                                   ------------
Principal Amount
(000)
SHORT-TERM INVESTMENTS--2.4%
------------------------------------------------------------
U.S. Government Securities
United States--0.6%
       $240    United States Treasury Bill(c),
                  4.57%,12/16/99                        237,702
Repurchase Agreement--1.8%
        649    Joint Repurchase Agreement
                  Account,
                  5.222%, 10/01/99 (Note 5)             649,000
                                                   ------------
               Total short-term investments
                  (cost $886,685)                       886,702
                                                   ------------
------------------------------------------------------------
Total Investments--95.9%
               (cost $31,900,467; Note 4)            35,080,418
               Other assets in excess of
                  liabilities--4.1%                   1,503,102
                                                   ------------
               Net Assets--100%                    $ 36,583,520
                                                   ------------
                                                   ------------

---------------
(a) Non-income producing security.
(b) Issuer in bankruptcy.
(c) Pledged as initial margin for financial futures contracts.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     8

PRUDENTIAL INDEX SERIES FUND
PRUDENTIAL PACIFIC INDEX FUND
Portfolio of Investments as of September 30, 1999
------------------------------------------------------------
The industry classification of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of September 30, 1999 was as follows:

------------------------------------------------------------
Commercial Banking....................................   13.3%
Telecommunications....................................    7.5
Automobiles & Auto Parts..............................    6.6
Electronics...........................................    6.4
Appliances & Household Durables.......................    4.6
Drugs & Health Care...................................    3.8
Financial Services....................................    3.6
Real Estate...........................................    3.1
Retail................................................    2.7
Chemicals.............................................    2.6
Electrical Utilities..................................    2.4
Diversified Industries................................    2.2
Computers.............................................    2.0
Food & Beverage.......................................    1.9
Repurchase Agreement..................................    1.8
Electronic Components.................................    1.8
Machinery & Equipment.................................    1.6
Wholesale.............................................    1.4
Railroads.............................................    1.4
Building & Construction...............................    1.4
Investment Companies..................................    1.2
Transportation & Warehousing..........................    1.2
Oil & Gas.............................................    1.2
Photography...........................................    1.1
Iron & Steel..........................................    1.1
Broadcasting & Other Media............................    1.1
Insurance.............................................    1.0
Office Equipment & Supplies...........................    0.9
Mining................................................    0.9
Engineering & Construction............................    0.9
Tobacco...............................................    0.8
Rubber................................................    0.8
Printing & Publishing.................................    0.8
Electrical Equipment..................................    0.8
Cosmetics/Toiletries..................................    0.8%
Toy Manufacturer......................................    0.7
U.S. Government Securities............................    0.7
Building Materials & Components.......................    0.7
Airlines..............................................    0.7
Paper.................................................    0.6
Entertainment.........................................    0.6
Transportation-Road & Rail............................    0.5
Glass Products........................................    0.4
Commercial Services...................................    0.4
Property Investment...................................    0.3
Metals................................................    0.3
Health Care/Acute.....................................    0.3
Computer Software & Services..........................    0.3
Security/Investigation Services.......................    0.2
Publishing............................................    0.2
Medical Products & Services...........................    0.2
Hotels................................................    0.2
Gaming................................................    0.2
Diversified Resources.................................    0.2
Containers............................................    0.2
Business Services.....................................    0.2
Textiles..............................................    0.1
Retail Trade..........................................    0.1
Paper & Packaging.....................................    0.1
Oil Refining & Marketing..............................    0.1
Engineering & Equipment...............................    0.1
Electrical Services...................................    0.1
Diversified Manufacturing.............................    0.1
Diversified Operations................................    0.1
Diversified Funds.....................................    0.1
Beverages.............................................    0.1
Apparel...............................................    0.1
                                                        -----
                                                         95.9
Other assets in excess of liabilities.................    4.1
                                                        -----
                                                        100.0%
                                                        -----
                                                        -----
--------------------------------------------------------------------------------
See Notes to Financial Statements.     9

                                              PRUDENTIAL INDEX SERIES FUND
Statement of Assets and Liabilities           PRUDENTIAL PACIFIC INDEX FUND
--------------------------------------------------------------------------------

<CAPTION)
Assets                                                                                                      September 30, 1999
Investments, at value (cost $31,900,467)...............................................................         $ 35,080,418
Foreign currency, at value (cost $2,856,269)...........................................................            2,963,529
Cash...................................................................................................                1,309
Receivable for investments sold........................................................................              135,030
Dividends and interest receivable......................................................................               96,941
Due from broker-variation margin.......................................................................               48,511
Due from Manager.......................................................................................               24,033
Receivable for Fund shares sold........................................................................                1,750
Other assets...........................................................................................                  236
                                                                                                             ------------------
   Total assets........................................................................................           38,351,757
                                                                                                             ------------------
Liabilities
Payable for Fund shares repurchased....................................................................            1,088,171
Payable for investments purchased......................................................................              576,824
Accrued expenses.......................................................................................               90,160
Foreign withholding taxes payable......................................................................               13,082
                                                                                                             ------------------
   Total liabilities...................................................................................            1,768,237
                                                                                                             ------------------
Net Assets.............................................................................................         $ 36,583,520
                                                                                                             ------------------
                                                                                                             ------------------
Net assets were comprised of:
   Shares of beneficial interest, at par...............................................................         $      3,400
   Paid-in capital in excess of par....................................................................           33,659,528
                                                                                                             ------------------
                                                                                                                  33,662,928
   Undistributed net investment income.................................................................              241,445
   Accumulated net realized loss on investments........................................................             (610,662)
   Net unrealized appreciation on investments and foreign currencies...................................            3,289,809
                                                                                                             ------------------
Net assets, September 30, 1999.........................................................................         $ 36,583,520
                                                                                                             ------------------
                                                                                                             ------------------
Class Z:
   Net asset value per share
      ($36,583,520 / 3,399,881 shares of beneficial interest issued and outstanding)...................         $      10.76
                                                                                                             ------------------
                                                                                                             ------------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     10

PRUDENTIAL INDEX SERIES FUND
PRUDENTIAL PACIFIC INDEX FUND
Statement of Operations
------------------------------------------------------------

                                                Year Ended
                                              September 30,
Net Investment Income                              1999
Income
   Dividends (net of foreign withholding
      taxes of $31,197)..................      $    290,733
   Interest..............................            35,114
                                            ------------------
      Total income.......................           325,847
                                            ------------------
Expenses
   Management fee........................            98,638
   Custodian's fees and expenses.........           224,000
   Audit fee.............................            18,000
   Registration fees.....................            15,000
   Reports to shareholders...............            10,000
   Legal fees............................             9,000
   Trustees' fees........................             7,200
   Transfer agent's fees and expenses....             2,000
   Miscellaneous.........................             1,600
                                            ------------------
      Total operating expenses...........           385,438
   Less: Expense subsidy (Note 2)........          (237,392)
                                            ------------------
      Net expenses.......................           148,046
                                            ------------------
Net investment income....................           177,801
                                            ------------------
Realized and Unrealized Gain (Loss) on
Investments and Foreign Currency Transactions
Net realized gain (loss) on:
   Investment transactions...............          (386,593)
   Foreign currency transactions.........            91,520
   Financial futures contracts...........           145,207
                                            ------------------
                                                   (149,866)
                                            ------------------
Net change in unrealized appreciation (depreciation) on:
   Investments...........................        12,061,175
   Foreign currencies....................           124,881
   Financial futures contracts...........             4,405
                                            ------------------
                                                 12,190,461
                                            ------------------
Net gain on investments and foreign
   currencies............................        12,040,595
                                            ------------------
Net Increase in Net Assets
Resulting from Operations................      $ 12,218,396
                                            ------------------
                                            ------------------

PRUDENTIAL INDEX SERIES FUND
PRUDENTIAL PACIFIC INDEX FUND
Statement of Changes in Net Assets
------------------------------------------------------------

                                      Year Ended
                                       September      Year Ended
Increase (Decrease)                       30,        September 30,
in Net Assets                            1999            1998
Operations
   Net investment income............  $   177,801     $    155,134
   Net realized loss on investments
      and foreign currency
      transactions..................     (149,866)        (397,409)
   Net change in unrealized
      appreciation (depreciation) on
      investments and foreign
      currencies....................   12,190,461       (8,592,169)
                                      -----------    -------------
   Net increase (decrease) in net
      assets resulting from
      operations....................   12,218,396       (8,834,444)
                                      -----------    -------------
Dividends from net investment income
   (Note 1).........................     (156,768)         (25,244)
                                      -----------    -------------
Fund share transactions (Note 6)
   Net proceeds from shares sold....   13,554,042          942,289
   Net asset value of shares issued
      in reinvestment of
      dividends.....................      156,768           25,244
   Cost of shares reacquired........   (5,630,075)        (365,748)
                                      -----------    -------------
   Net increase in net assets from
      Fund share transactions.......    8,080,735          601,785
                                      -----------    -------------
Total increase (decrease)...........   20,142,363       (8,257,903)
                                      -----------    -------------
Net Assets
Beginning of year...................   16,441,157       24,699,060
                                      -----------    -------------
End of year(a)......................  $36,583,520     $ 16,441,157
                                      -----------    -------------
                                      -----------    -------------
---------------
(a) Includes undistributed net
    investment income of............  $   241,445     $    149,497
                                      -----------    -------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     11

                                           PRUDENTIAL INDEX SERIES FUND
Notes to Financial Statements              PRUDENTIAL PACIFIC INDEX FUND
--------------------------------------------------------------------------------
Prudential Index Series Fund (the 'Company') is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The Company was established as a Delaware business trust on May 11, 1992 and currently consists of five separate funds, one of which is the Prudential Pacific Index Fund (the 'Fund').
The investment objective of the Fund is to seek to provide investment results that correspond to the price and yield performance of a broad-based index of securities of issuers in the Pacific region, currently the Morgan Stanley Capital International Pacific Free Index ('MSCI-PFI').

------------------------------------------------------------
Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Company and the Fund in the preparation of its financial statements.

Securities Valuation: Securities for which the primary market is on an exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the bid price in the absence of an asked price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued by an independent pricing agent or a principal market maker. U.S. Government securities for which market quotations are readily available are valued at a price provided by an independent broker/dealer or pricing service. Securities for which reliable market quotations are not available or for which the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the manager or subadviser, does not represent fair value, are valued by the Valuation Committee or Board of Trustees in consultation with the manager and the subadviser.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

Repurchase Agreements: In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Company's policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

All securities are valued as of 4:15 p.m., New York time.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities--at the closing rates of exchange;

(ii) purchases and sales of investment securities, income and expenses--at the rate of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term debt securities sold during the period. Accordingly, realized foreign currency gains (losses) are included in the reported net realized gains on investment transactions.

Net realized losses on foreign currency transactions represent net foreign exchange gains or losses from forward currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of interest, dividends and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets and liabilities at period-end exchange rates are reflected as a component of unrealized appreciation on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.
--------------------------------------------------------------------------------
                                       12

                                           PRUDENTIAL INDEX SERIES FUND
Notes to Financial Statements              PRUDENTIAL PACIFIC INDEX FUND
--------------------------------------------------------------------------------
Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses from investment and foreign currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Financial futures contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the 'initial margin.' Subsequent payments, known as 'variation margin,' are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.

The Fund invests in financial futures contracts in order to hedge existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value. Under a variety of circumstances, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and the underlying assets.

Dividends and Distributions: The Fund expects to pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually. Dividends and distributions are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Taxes: For federal income tax purposes, each fund in the Company is treated as a separate taxpaying entity. It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.
Withholding taxes on foreign dividends, interest and capital gains have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

Reclassification of Capital Accounts: The Fund accounts for and reports distributions to shareholders in accordance with the American Institute of Certified Public Accountants Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to increase undistributed net investment income and to increase accumulated net realized loss on investments by $70,915, relating to net realized foreign currency gains. Net investment income, net realized gains and net assets were not affected by these changes.

------------------------------------------------------------
Note 2. Agreements

The Company has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ('PIC'); PIC furnishes investment advisory services in connection with the management of the Company. PIFM pays for the cost of the subadviser's services, the compensation of officers of the Company, occupancy and certain clerical and bookkeeping costs of the Company. The Company bears all other costs and expenses.

The management fee paid PIFM is computed daily and payable monthly at an annual rate of .40 of 1% of the average daily net assets of the Fund.

PIFM has agreed to subsidize the operating expenses of the Fund so that total Fund operating expenses do not exceed .60% on an annualized basis of the Fund's average daily net assets. For the year ended September 30, 1999, PIFM subsidized $237,392 of the expenses of the Fund (0.96% of average net assets or $0.07 per share).

The Company has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Fund. No distribution or service fees are paid to PIMS as distributor of the Fund.

PIFM, PIC and PIMS are wholly owned subsidiaries of The Prudential Insurance Company of America ('The Prudential').
--------------------------------------------------------------------------------
                                       13

                                           PRUDENTIAL INDEX SERIES FUND
Notes to Financial Statements              PRUDENTIAL PACIFIC INDEX FUND
--------------------------------------------------------------------------------
Note 3. Other Transactions With Affiliates

Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Company's transfer agent. During the year ended September 30, 1999, the Fund incurred fees of approximately $1,500 for the services of PMFS. As of September 30, 1999, approximately $200 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations also include certain out-of-pocket expenses paid to nonaffiliates.

------------------------------------------------------------
Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended September 30, 1999 were $7,617,987 and $1,158,202, respectively.

The cost basis of investments for federal income tax purposes at September 30, 1999 was $32,139,804 and, accordingly, net unrealized appreciation for federal income tax purposes was $2,940,614 (gross unrealized appreciation--$5,014,722; gross unrealized depreciation--$2,074,108).

For Federal income tax purposes, the Fund had a capital loss carryforward as of September 30, 1999 of $450,909 which expires in 2007. Accordingly, no capital gains distributions are expected to be paid to shareholders until future net gains have been realized in excess of such carryforward.

The Fund will elect, for United States Federal income tax purposes, to treat long-term capital losses of $118,458 incurred in the eleven months ended September 30, 1999 as having been incurred in the following fiscal year. During the year ended September 30, 1999, the Fund entered into financial futures contracts. Details of open contracts as of September 30, 1999 are as follows:

                                                         Value at        Value at       Unrealized
  Number of                              Expiration    September 30,      Trade       Appreciation/
  Contracts              Type               Date           1999            Date       (Depreciation)
--------------    -------------------    ----------    -------------     --------     --------------
Long Positions:
2                 Hang Seng              Oct. 1999       $ 164,015       $167,749        $ (3,734)
11                Nikkei 225             Dec. 1999         962,500        963,200            (700)
3                 ASX All Ordinaries     Dec. 1999         141,114        142,729          (1,615)
33                Nikkei 300             Dec. 1999         908,481        905,278           3,203
                                                                                           ------
                                                                                         $ (2,846)
                                                                                           ------
                                                                                           ------

Note 5. Joint Repurchase Agreement Account
The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of September 30, 1999, the Fund has a 0.1% undivided interest in the repurchase agreements in the joint account. The undivided interest for the Fund represents $649,000 in principal amount. As of such date, the repurchase agreements in the joint account and the value of the collateral therefor were as follows:

Warburg Dillon Read LLC, 5.32%, in the principal amount of $190,000,000, repurchase price $190,028,078, due 10/1/99. The value of the collateral including accrued interest was $193,802,299.

Bear, Stearns & Co. Inc., 5.32%, in the principal amount of $190,000,000, repurchase price $190,028,078, due 10/1/99. The value of the collateral including accrued interest was $194,200,266.

Morgan (J.P.) Securities, Inc., 5.25%, in the principal amount of $190,000,000, repurchase price $190,027,708, due 10/1/99. The value of the collateral including accrued interest was $193,800,121.

Goldman, Sachs & Co., 4.75%, in the principal amount of $88,875,000, repurchase price $88,886,727, due 10/1/99. The value of the collateral including accrued interest was $90,653,200.

------------------------------------------------------------
Note 6. Borrowings

As of March 11, 1999, the Fund, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement (the 'SCA') with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. Interest on any borrowings will be at market rates. The Funds pay a commitment fee at an annual rate of .065 of 1% on the unused portion of the credit facility, which is accrued and paid quarterly on a pro rata basis by the Funds. The SCA expires on March 9, 2000. Prior to March 11, 1999, the Funds had a credit agreement with a maximum commitment of $200,000,000. The commitment fee was .055 of 1% on the unused portion of the credit facility. The purpose of the agreements is to serve as an alternative source of funding for capital share redemptions.

The Fund utilized the line of credit during the year ended September 30, 1999. The average daily balance the Fund had outstanding during the
--------------------------------------------------------------------------------
                                       14

                                           PRUDENTIAL INDEX SERIES FUND
Notes to Financial Statements              PRUDENTIAL PACIFIC INDEX FUND
--------------------------------------------------------------------------------
year was approximately $98,000 at a weighted average interest rate of approximately 5.85%.

------------------------------------------------------------
Note 7. Capital

The Fund has authorized an unlimited number of Class Z shares of beneficial interest at $.001 par value per share. Class Z shares are not subject to any sales or redemption charges and are offered exclusively for sale to a limited group of investors. Transactions in shares of beneficial interest were as follows:

                                                      Shares
                                                     ---------
Year ended September 30, 1999:
Shares sold........................................  1,381,345
Shares issued in reinvestment of dividends.........     20,021
Shares reacquired..................................   (579,605)
                                                     ---------
Net increase in shares outstanding.................    821,761
                                                     ---------
                                                     ---------
Year ended September 30, 1998:
Shares sold........................................    122,342
Shares issued in reinvestment of dividends.........      3,333
Shares reacquired..................................    (47,575)
                                                     ---------
Net increase in shares outstanding.................     78,100
                                                     ---------
                                                     ---------

As of September 30, 1999, 2,570,702 of the outstanding shares were owned by The Prudential.
--------------------------------------------------------------------------------
                                       15

                                         PRUDENTIAL INDEX SERIES FUND
Financial Highlights                     PRUDENTIAL PACIFIC INDEX FUND
--------------------------------------------------------------------------------

                                                                                                                 September 24,
                                                                                                                    1997(a)
                                                                              Year Ended        Year Ended          Through
                                                                             September 30,     September 30,     September 30,
                                                                                 1999              1998              1997
                                                                             -------------     -------------     -------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.....................................       $  6.38           $  9.88           $ 10.00
                                                                                 ------            ------            ------
Income from investment operations
Net investment income(b).................................................          0.05              0.06              0.02
Net realized and unrealized gain (loss) on investment and foreign
   currency transactions.................................................          4.39             (3.55)            (0.14)
                                                                                 ------            ------            ------
   Total from investment operations......................................          4.44             (3.49)            (0.12)
                                                                                 ------            ------            ------
Less distributions
Dividends from net investment income.....................................          (.06)             (.01)               --
                                                                                 ------            ------            ------
Net asset value, end of period...........................................       $ 10.76           $  6.38           $  9.88
                                                                                 ------            ------            ------
                                                                                 ------            ------            ------
TOTAL RETURN(d):.........................................................         70.48%           (35.54)%           (1.20)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)..........................................       $36,584           $16,441           $24,699
Average net assets (000).................................................       $24,660           $19,827           $24,802
Ratios to average net assets:(b)
   Expenses..............................................................           .60%              .60%              .60%(c)
   Net investment income.................................................           .72%              .78%            13.14%(c)
Portfolio turnover.......................................................             5%                2%                0%

---------------
(a) Commencement of investment operations.
(b) Net of expense subsidy.
(c) Annualized.
(d) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     16

                                           PRUDENTIAL INDEX SERIES FUND
Report of Independent Accountants          PRUDENTIAL PACIFIC INDEX FUND
--------------------------------------------------------------------------------
To the Shareholders and Board of Trustees
Prudential Index Series Fund--Prudential Pacific Index Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Index Series Fund--Prudential Pacific Index Fund (the 'Fund', one of the portfolios constituting Prudential Index Series Fund) at September 30, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period September 24, 1997 (commencement of operations) through September 30, 1997, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
November 17, 1999

                                                 PRUDENTIAL INDEX SERIES FUND
Tax Information (Unaudited)                      PRUDENTIAL PACIFIC INDEX FUND
--------------------------------------------------------------------------------
We are required by the Internal Revenue Code to advise you within 60 days of the Fund's fiscal year-end (September 30, 1999) as to the federal tax status of dividends paid by the Fund during such fiscal year. Accordingly, during the fiscal year ended September 30, 1999, dividends paid from net investment income were $.06 per Class Z share which is taxable as ordinary income.

We wish to advise you that the dividends received deduction for the Fund is zero. Only funds that invest in U.S. equity securities are entitled to pass-through a corporate dividends received deduction.

The Fund has elected to give the benefit of foreign tax credits to its shareholders. Accordingly, shareholders who must report their gross income dividends and distributions in a federal income tax return will be entitled to a foreign tax credit, or an itemized deduction in computing their U.S. income tax liability. It is generally more advantageous to claim a credit rather than take a deduction. For the fiscal year ended September 30, 1999 the Fund intends on passing through 6.1% of ordinary income distributions as a foreign tax credit.

In January 2000, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV as to the federal tax status of the dividends, distributions and foreign tax credits received by you in calendar year 1999.
--------------------------------------------------------------------------------

Getting the Most from Your Prudential Mutual Fund
Some mutual fund shareholders won't ever read this--they don't read annual and semiannual reports. It's quite understandable. These annual and semi-annual reports are prepared to comply with federal regulations, and are often written in language that is difficult to understand. So, when most people run into those particularly daunting sections of these reports, they don't read them.

We think that's a mistake.
At Prudential Mutual Funds, we've made some changes to our report to make it easier to understand and more pleasant to read. We hope you'll find it profitable to spend a few minutes familiarizing yourself with your investment. Here's what you'll find in the report:

Performance at a Glance
Since an investment's performance is often a shareholder's primary concern, we present performance information in two different formats. You'll find it first on the "Performance at a Glance" page where we compare the Fund and the comparable average calculated by Lipper, Inc., a nationally recognized mutual fund rating agency. We report both the cumulative total returns and the average annual total returns. The cumulative total return is the total amount of income and appreciation the Fund has achieved in various time periods. The average annual total return is an annualized representation of the Fund's performance. It gives you an idea of how much the Fund has earned in an average year for a given time period. Under the performance box, you'll see legends that explain the performance information, whether fees and sales charges have been included in returns, and the inception dates for the Fund's share classes.

See the performance comparison charts at the back of the report for more performance information. Please keep in mind that past performance is not indicative of future results.

Portfolio Manager's Report
The portfolio manager, who invests your money for you, reports on successful-- and not-so-successful--strategies in this section of your report. Look for recent purchases and sales here, as well as information about the sectors the portfolio manager favors, and any changes that are on the drawing board.

Portfolio of Investments
This is where the report begins to appear technical, but it's really just a listing of each security held at the end of the reporting period, along with valuations and other information. Please note that sometimes we discuss a security in the Portfolio Manager's Report that doesn't appear in this listing because it was sold before the close of the reporting period.

Statement of Assets and Liabilities
The balance sheet shows the assets (the value of the Fund's holdings), liabilities (how much the Fund owes), and net assets (the Fund's equity, or holdings after the Fund pays its debts) as of the end of the reporting period. It also shows how we calculate the net asset value per share for each class of shares. The net asset value is reduced by payment of your dividend, capital gain, or other distribution, but remember that the money or new shares are being paid or issued to you. The net asset value fluctuates daily, along with the value of every security in the portfolio.

Statement of Operations
This is the income statement, which details income (mostly interest and dividends earned) and expenses (including what you pay us to manage your money). You'll also see capital gains here--both realized and unrealized.

Statement of Changes in Net Assets
This schedule shows how income and expenses translate into changes in net assets. The Fund is required to pay out the bulk of its income to shareholders every year, and this statement shows you how we do it--through dividends and distributions--and how that affects the net assets. This statement also shows how money from investors flowed into and out of the Fund.

Notes to Financial Statements
This is the kind of technical material that can intimidate readers, but it does contain useful information. The Notes provide a brief history and explanation of your Fund's objectives. In addition, they outline how Prudential Mutual Funds prices securities. The Notes also explain who manages and distributes the Fund's shares and, more importantly, how much they are paid for doing so. Finally, the Notes explain how many shares are outstanding and the number issued and redeemed over the period.

Financial Highlights
This information contains many elements from prior pages, but on a per-share basis. It is designed to help you understand how the Fund performed, and to compare this year's performance and expenses to those of prior years.

Independent Auditor's Report
Once a year, an outside auditor looks over our books and certifies that the information is fairly presented and complies with generally accepted accounting principles.

Tax Information
This is information which we report annually about how much of your total return is taxable. Should you have any questions, you may want to consult a tax adviser.

Performance Comparison
These charts are included in the annual report and are required by the Securities Exchange Commission. Performance is presented here as a hypothetical $10,000 investment in the Fund since its inception or for 10 years (whichever is shorter). To help you put that return in context, we are required to include the performance of an unmanaged, broad-based securities index as well. The index does not reflect the cost of buying the securities it contains or the cost of managing a mutual fund. Of course, the index holdings do not mirror those of the Fund--the index is a broad-based reference point commonly used by investors to measure how well they are doing. A definition of the selected index is also provided. Investors cannot invest directly in an index.

Getting the Most from Your Prudential Mutual Fund
How many times have you read these reports--or other financial materials--and stumbled across a word that you don't understand?

Many shareholders have run into the same problem. We'd like to help. So we'll use this space from time to time to explain some of the words you might have read, but not understood. And if you have a favorite word that no one can explain to your satisfaction, please write to us.

Basis Point: 1/100th of 1%. For example, one-half of one percent is 50 basis points.

Collateralized Mortgage Obligations (CMOs): Mortgage-backed bonds that separate mortgage pools into different maturity classes, called tranches. These instruments are sensitive to changes in interest rates and homeowner refinancing activity. They are subject to prepayment and maturity extension risk.

Derivatives: Securities that derive their value from other securities. The rate of return of these financial instruments rises and falls--sometimes very suddenly--in response to changes in some specific interest rate, currency, stock, or other variable.

Discount Rate: The interest rate charged by the Federal Reserve on loans to member banks.

Federal Funds Rate: The interest rate charged by one bank to another on overnight loans.

Futures Contract: An agreement to purchase or sell a specific amount of a commodity or financial instrument at a set price at a specified date in the future.

Leverage: The use of borrowed assets to enhance return. The expectation is that the interest rate charged on borrowed funds will be lower than the return on the investment. While leverage can increase profits, it can also magnify losses.

Liquidity: The ease with which a financial instrument (or product) can be bought or sold (converted into cash) in the financial markets.

Price/Earnings Ratio: The price of a share of stock divided by the earnings per share for a 12-month period.

Option: An agreement to purchase or sell something, such as shares of stock, by a certain time for a specified price. An option need not be exercised.

Spread: The difference between two values; often used to describe the difference between "bid" and "asked" prices of a security, or between the yields of two similar maturity bonds.

Yankee Bond: A bond sold by a foreign company or government in the U.S. market and denominated in U.S. dollars.

Comparing a $10,000 Investment
-------------------------------------------------------------------------------
Prudential Pacific Index Fund vs. the Morgan Stanley
Capital International Pacific Free Index

Class Z
(GRAPH)

Average Annual Total Returns

Since Inception        4.16%  (3.39%)
One Year              70.48% (69.37%)

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The graph compares a $10,000 investment in the Prudential Pacific Index Fund (Class Z shares) with a similar investment in the Morgan Stanley Capital International (MSCI) Pacific Free Index (the Index) by portraying the account values at the commencement of operations of Class Z shares, and at the end of the fiscal year (September 30), as measured on a quarterly basis, beginning in 1997. For purposes of the graph, and unless otherwise indicated, it has been assumed that all recurring fees (including management fees) were deducted, and all dividends and distributions were reinvested. The graph and accompanying table reflect the past subsidy and/or waiver of expenses and/or management fees. Without waiver of management fees and/or expense subsidization, the Fund's average annual total returns would have been lower, as indicated in parentheses ( ).

The Index is an unmanaged, diversified, capitalization-weighted index currently consisting of 422 equity securities listed on the stock exchanges of Australia, Japan, Hong Kong, New Zealand, and Singapore. These returns include the reinvestment of dividends, but do not include the effect of any operating expenses of a mutual fund. These returns would be lower if they included the effect of operating expenses. The Index is not the only index that may be used to characterize performance of stock funds, and other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

(800) 225-1852
http://www.prudential.com

Class     NASDAQ      Cusip
  Z         --      74438C803

Trustees
Edward D. Beach
Delayne Dedrick Gold
Robert F. Gunia
Douglas H. McCorkindale
Thomas T. Mooney
Stephen P. Munn
David R. Odenath, Jr.
Richard A. Redeker
Robin B. Smith
John R. Strangfeld
Louis A. Weil, III
Clay T. Whitehead

Officers
John R. Strangfeld, President
Robert F. Gunia, Vice President
Grace C. Torres, Treasurer
Marguerite E.H. Morrison, Secretary
Stephen M. Ungerman, Assistant Treasurer

Manager
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street, Newark, NJ 07102-4077

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza, Newark, NJ 07102-3777

Distributor
Prudential Investment Management Services LLC
Gateway Center Three
100 Mulberry Street, Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive, North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 15005, New Brunswick, NJ 08906

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas, New York, NY 10036

Legal Counsel
Gardner, Carton & Douglas
Quaker Tower
321 North Clark Street, Chicago, IL 60610-4795

Prudential Investments is a unit of The Prudential Insurance Company of America, 751 Broad Street, Newark, NJ 07102.

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

MF174E9

(ICON)

Prudential
Small-Cap
Index Fund

ANNUAL
REPORT

Sept. 30, 1999

(LOGO)

A Message from the Fund's President                     November 18, 1999
(PHOTO)

Dear Shareholder,
For the year ended September 30, 1999, the Prudential Small-Cap Index Fund returned 17.65%, slightly ahead of the 17.5% return of the benchmark Standard & Poor's SmallCap 600 Stock Price Index (S&P SmallCap 600 Index). After many quarters of market dominance by large-capitalization stocks, smaller issues had a dramatic catch-up spurt in the second quarter of 1999, gaining more than 15% from April through June. While that represented the bulk of the Fund's gains, its return for the year was well above the ten-year average for both the S&P 600 and the large-cap S&P 500.

Technology stocks drove performance for the year, gaining 51%. But every sector of the S&P 600 advanced--most by double digits--as investors came to see the world as a safer place for U.S. companies to do business. Your Fund, which attempts to track the performance of that index, benefited from deepening confidence in the health of the global economy. That provided room for these small-capitalization stocks to rise.

Although many individual stocks had turbulent performance, particularly in the technology sector, the large number of securities held by your Fund reduced the volatility of the portfolio, while capturing the rise of the fast-growing technology companies that led the index in this period. While technology may not always be the dominant sector, the diversification of your Index Fund will continue to ensure that you own the U.S. small-cap market leaders, whatever they are.

Thank you for your confidence in Prudential Mutual Funds.

Sincerely,

John R. Strangfeld
President
Prudential Index Series Fund

Performance Review
(PHOTO)

Wai Chiang
Fund Manager

Investment Goals and Style
The Prudential Small-Cap Index Fund seeks to provide investment results that correspond to the price and yield of a broad-based index of small-capitalization stocks. Currently we use the Standard & Poor's SmallCap 600 Stock Price Index (S&P SmallCap 600 Index). The S&P SmallCap 600 Index consists of 600 U.S. stocks selected to be representative of the industry composition of the small-cap market. On September 30, 1999, the market values of the S&P SmallCap 600 Index ranged from $31 million to $3,010 million, with a median of $454 million. The difference between the Fund's return and that of the Index is primarily due to fees and management expenses. Small-cap stocks have limited marketability and may be subject to more abrupt or erratic market movements than large-cap stocks. There can be no assurance that the Fund will achieve its investment objective.

Small-cap stocks rebound
Last fall, financial markets were recovering from significant blows dealt them by an economic crisis in Asia and a loan default in Russia. Smaller-capitalization stocks were hit especially hard: from mid-July to the beginning of October 1998, the S&P SmallCap 600 Index fell steeply, reflecting investor fears that a global financial meltdown would seriously threaten the growth of smaller American businesses. Our reporting period began October 1, 1998, when this significant selloff in small-cap stocks was near its bottom.

Beginning last October, successive actions by the U.S. Federal Reserve Bank and other central banks reduced interest rates to spur growth, reassuring investors. In varying degrees, signs of economic stability began to emerge in Asia, Europe, and Latin America, which fueled a significant bounce back in global financial markets. In the U.S., very strong domestic demand more than made up for continuing weakness abroad, driving the economy and helping restore investor confidence. While large, familiar stocks were the first to recover, small caps were among the beneficiaries of a market broadening in the second quarter of 1999. Despite the volatility of financial markets over the past year, the S&P SmallCap 600 Index finished our reporting period up a very strong 17.65%.

The greatest contributions to these returns were concentrated in technology stocks, which many investors believed had strong potential for future earnings growth. While this proved a volatile segment of the market, the technology sector in the S&P SmallCap 600 Index nonetheless finished up a dramatic 51% for the year.

Other sectors, such as transportation and communications services, moved up as economic growth took hold. Energy stocks were boosted further by production cuts by the Oil Producing and Exporting Nations (OPEC). Unlike previous production quotas, this year's targets were observed by many oil producers, which improved profitability prospects for companies in the energy sector generally.

Higher energy costs, however, and the strong economy itself raised concerns about inflation and interest rates. These fears helped bring the S&P SmallCap 600 Index down from its highs near the end of our reporting period. However, many companies continued to report strong earnings as the year went forward, leaving the bulk of the S&P

600's healthy gain intact. The performance of your Fund, which tries to reproduce the returns of that index, reflected investors' growing receptivity to small-capitalization stocks through much of this period.

Indexing: spreading risk, broadening opportunities for gain
An investor creating a portfolio of stocks generally wants to increase what professionals call the "risk-to-reward ratio." Since the investments with the greatest potential rewards are normally the riskiest, investors want to shift the balance in their favor. Diversification is generally the most effective strategy for doing this.

Diversification helps manage risk
Owning a broad range of stocks reduces the chance that the holdings in a portfolio will all move in the same direction at the same time. A small handful of stocks, on the other hand, are more likely to go up and down together. "Putting all your eggs in one basket" increases the risk of loss; diversifying, or spreading your investment over a greater number of equities, reduces that risk and smooths returns over time.

In your Small-Cap Index Fund, the rise or fall of one stock or sector has a diminished impact on your return. This makes it possible to benefit from owning sectors and stocks that outperform the market, without the risk of a narrowly defined fund. For example, the energy sector performed worse than all ten other sectors in the S&P SmallCap 600 Index during the first three months of our reporting period, while communications services stocks led the pack. But in the very next quarter, OPEC's production-cut announcement sent the energy sector to the top of the list--indeed, it was the only small-cap sector to provide a positive return--while communications stocks fell 28%.

Performance at a Glance

Cumulative Total Returns1                                     As of 9/30/99

                                           One                    Since
                                           Year                 Inception2
Class Z                                17.65% (16.76)           -4.68% (-6.22)
Lipper Small-Cap Core Fund Avg.3           24.87                    -6.26
S&P SmallCap 600 Index4                    17.54                    -4.41

Average Annual Total Returns1                                 As of 9/30/99
                                           One                    Since
                                           Year                 Inception2
Class Z                                17.65% (16.76)           -2.37% (-3.17)

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments Fund Management LLC and Lipper, Inc. Without waiver of management fees an/or expense subsidization, the Fund's cumulative and average annual total returns would have been lower, as indicated in parentheses ( ).

2 Inception date: Class Z, 10/1/97. The Lipper reporting period begins 9/30/97.

3 The Lipper Since Inception return is for all funds in the Small-Cap Core Fund category. The Lipper is unmanaged. Small-Cap Core funds, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of less than 250% of the dollar-weighted median market capitalization of the S&P SmallCap 600 Index. Small-Cap Core funds have wide latitude in the companies in which they invest. These funds will normally have an average price-to-earnings ratio, price-to-book ratio, and three-year earnings growth figure, compared to the U.S. diversified small-cap funds universe average.

4 The Standard & Poor's SmallCap 600 Stock Price Index (S&P SmallCap 600
Index) is a market capitalization-weighted index comprised of 600 domestic stocks chosen for market size, liquidity, and industry group representation. The Index is unmanaged, and the total return includes the reinvestment of all dividends, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Fund. Investors cannot invest directly in an index.
-------------------------------------------------------------------------------
                                1

Review Cont'd.
Selecting stocks on the basis of the prior quarter's performance (a strategy called "chasing performance") would have resulted in a considerable decline in value as communications stocks fell--and missed out on the outperformance of the energy sector, which went on to advance an additional 31% in the second quarter of 1999. Moreover, the energy and communications services are small parts of the S&P SmallCap 600 Index; concentrating assets in just one of these sectors can lead to very volatile returns. By investing in a market-weighted index fund, a larger proportion of your assets is invested in the larger, more stable, economic sectors. In this fiscal year, the larger consumer-oriented sectors provided not only more consistent performance over the period, but a steady growth that helped your return. However, because your index fund is diversified across all sectors, you also benefited when smaller stock sectors rose rapidly. Generally, investors owning a wide range of stocks are more likely to share in the powerful gain of a particular sector or a handful of stocks, without the risks of trying to identify them in advance.

Looking Ahead
In the last month of our reporting period, the S&P 600, like many other market indexes, came down from its earlier highs. Some investors chose to take a portion of their considerable profits from the surging market; others acted out of concern that interest rates would rise, a possibility that particularly affected certain technology stocks.

Nevertheless, the United States economy, approaching a record for continuous growth in 150 years of recorded data, continues to run steadily ahead. If inflation remains modest and consumer demand stays strong, we would expect an environment favorable to smaller U.S. companies to continue.

S&P SmallCap 600 Index
as of 9/30/99          One-Year        % of
                     Total Return      Inde

Basic Materials           8%             4
Capital Goods            27             13
Communication Svcs       41              1
Consumer Cyclicals        1             19
Consumer Staples          9              9
Energy                   21              3
Healthcare               15             10
Technology               51             21
Transportation           45              4
Utilities                17              5
Financial                 4             13
S&P SmallCap 600 Index   18

Source: Standard & Poor's

"Standard & Poor'sR", "S&P SmallCap 600R", and "Standard & Poor's 600" are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by Prudential and its affiliates and subsidiaries. Prudential Small-Cap Index Fund is not sponsored, endorsed, sold, or promoted by S&P, and S&P makes no representation regarding the advisability of investing in the Fund. The performance cited does not represent the performance of the Prudential Small-Cap Index Fund. Past performance is not indicative of future results.
Investors cannot invest directly in an index.
-------------------------------------------------------------------------------
                                2

                                      PRUDENTIAL INDEX SERIES FUND
Portfolio of Investments as
of September 30, 1999                 PRUDENTIAL SMALL-CAP INDEX FUND
------------------------------------------------------------

Shares       Description                     Value (Note 1)
------------------------------------------------------------
LONG-TERM INVESTMENTS--95.1%
COMMON STOCKS
------------------------------------------------------------
Advertising--1.3%
  3,950    HA-LO Industries, Inc.(a)                 $    24,687
  3,800    True North Communications, Inc.               138,225
  4,550    Valassis Communications, Inc.                 199,916
                                                     -----------
                                                         362,828
------------------------------------------------------------
Aerospace--0.4%
  1,200    Aviation Sales Co.(a)                          22,800
  1,900    BE Aerospace, Inc.(a)                          22,681
  3,000    Orbital Sciences Corp.(a)                      52,500
  1,700    Trimble Navigation, Ltd.(a)                    18,169
                                                     -----------
                                                         116,150
------------------------------------------------------------
Airlines--0.3%
  1,500    Atlantic Coast Airlines Holdings, Inc.         26,625
  2,600    Mesa Air Group, Inc.(a)                        15,925
  1,900    SkyWest, Inc.                                  41,681
                                                     -----------
                                                          84,231
------------------------------------------------------------
Automobiles & Trucks--1.3%
  1,300    Discount Auto Parts, Inc.(a)                   20,963
  5,800    Gentex Corp.                                  119,806
  1,400    Simpson Industries, Inc.                       15,488
  1,850    Smith (A.O.) Corp.                             55,962
    900    Spartan Motors, Inc.                            4,556
  1,000    Standard Motor Products, Inc.
             (Class 'A' Stock)                            19,438
  1,600    TBC Corp.(a)                                   11,075
  1,600    Titan International, Inc.                      16,400
  3,700    Tower Automotive, Inc.(a)                      73,306
  1,800    Wabash National Corp.                          36,562
                                                     -----------
                                                         373,556
------------------------------------------------------------
Banks--6.0%
  2,000    Anchor BanCorp, Inc.                           32,500
  1,900    Banknorth Group, Inc.                          56,762
  2,000    Carolina First Corp.                      $    39,625
  2,300    Centura Banks, Inc.                            95,162
  2,300    Chittenden Corp.                               65,550
  2,258    Commerce Bancorp, Inc.                         93,707
  4,800    Commercial Federal Corp.(a)                    94,200
  3,700    Community First Bankshares, Inc.               62,437
  2,190    Downey Financial Corp.                         44,074
  7,200    First Merit Corp.                             182,700
  2,200    First Midwest Bancorp, Inc.                    84,012
  2,300    FirstBank Puerto Rico(a)                       45,425
  3,157    HUBCO, Inc.                                    97,275
    800    JSB Financial, Inc.                            45,800
  1,900    Maf Bancorp, Inc.                              37,763
  2,100    Premier Bancshares, Inc.                       36,750
  2,000    Provident Bankshares Corp.                     42,563
  1,700    Queens County Savings Bank Corp.               46,963
  2,200    Riggs National Corp.                           37,125
  1,700    Silicon Valley Bancshares                      41,013
  3,200    St. Paul Bancorp, Inc.                         73,200
  2,900    Susquehanna Bancshares, Inc.                   50,025
  2,140    Trustco Bank Corp.                             63,197
  3,400    United Bankshares, Inc.                        82,662
  3,400    UST Corp.                                     104,550
  1,800    Whitney Holding Corp.                          61,875
                                                     -----------
                                                       1,716,915
------------------------------------------------------------
Broadcasting--0.7%
  4,400    Westwood One, Inc.(a)                         198,550
------------------------------------------------------------
Chemicals--2.2%
  2,000    Cambrex Corp.                                  52,875
    800    Chemed Corp.                                   24,200
  1,400    Chemfirst, Inc.(a)                             38,238
  1,965    Enzo Biochem, Inc.                             55,757
  1,900    Geon Co.                                       48,925
  1,300    Ionics, Inc.(a)                                42,087
  1,800    Lilly Industries, Inc., (Class 'A'
             Stock)                                       24,525
  2,000    MacDermid, Inc.                                68,125
  1,200    Material Sciences Corp.(a)                     15,975

--------------------------------------------------------------------------------
See Notes to Financial Statements.     3

                                      PRUDENTIAL INDEX SERIES FUND
Portfolio of Investments as
of September 30, 1999                 PRUDENTIAL SMALL-CAP INDEX FUND
------------------------------------------------------------

Shares       Description                     Value (Note 1)
------------------------------------------------------------
Chemicals (cont'd.)
    800    McWhorter Technologies, Inc.(a)           $    11,800
  2,000    Mississippi Chemical Corp.(a)                  14,000
  1,900    OM Group, Inc.                                 72,912
    600    Penford Corp.                                   8,175
    700    Quaker Chemical Corp.                          11,638
  1,500    Scotts Co. (Class 'A' Stock)(a)                51,937
  3,000    Tetra Tech, Inc.                               50,062
  1,000    TETRA Technologies, Inc.(a)                    10,188
  1,200    WD 40 Co.                                      28,088
                                                     -----------
                                                         629,507
------------------------------------------------------------
Commercial Services--4.7%
  2,150    AAR Corp.                                      38,700
  1,800    ABM Industries, Inc.                           45,675
  1,700    ADVO, Inc.                                     33,894
  2,900    Billing Concepts Corp.                         14,500
  1,100    Blanch (E.W.) Holdings, Inc.                   71,637
  2,900    Bowne & Co., Inc.                              34,981
  1,500    Catalina Marketing Corp.(a)                   127,219
  1,500    CDI Corp.                                      40,969
  2,900    Central Parking Corp.                          84,825
    900    Central Vermont Public Service Corp.           11,869
  1,200    ChoicePoint, Inc                               80,850
  1,100    Fair Issac & Co., Inc.                         30,869
  1,700    G & K Services, Inc. (Class 'A' Stock)         68,850
    900    Insurance Auto Auctions, Inc.(a)               13,387
  5,200    Interim Services, Inc.(a)                      85,150
  3,350    Labor Ready, Inc.                              33,709
  1,500    Lason, Inc.(a)                                 66,797
  1,300    Merrill Corp.                                  25,919
  1,700    NFO Worldwide, Inc.(a)                         21,675
  3,800    Profit Recovery Group International,
             Inc.                                        169,575
    198    Quintiles Transnational, Corp.(a)               3,768
  2,300    StaffMark, Inc.(a)                             18,256
  6,800    US Oncology, Inc.(a)                           61,625
  2,100    Vantive Corp.                                  18,244
  1,200    Volt Information Sciences, Inc.(a)             29,100
  3,000    World Color Press, Inc.(a)                    111,750
                                                     -----------
                                                       1,343,793
Computer Services--9.1%
  6,700    Acxiom Corp.(a)                           $   131,697
  3,400    American Management Systems, Inc.(a)           87,231
  1,700    Analysts International Corp.                   17,638
  1,600    Apex, Inc.(a)                                  29,900
  1,900    Aspen Technology, Inc.(a)                      18,525
  2,200    BISYS Group, Inc.(a)                          103,194
  1,400    Black Box Corp.(a)                             73,500
  2,700    Cerner Corp.(a)                                41,175
  4,600    Ciber, Inc.                                    70,437
  1,900    Clarify, Inc.(a)                               95,594
  1,300    Consolidated Graphics, Inc.(a)                 54,762
  1,200    Customtracks Corp.                             35,550
  1,500    DBT Online, Inc.(a)                            37,406
  2,100    Dendrite International, Inc.(a)                99,225
  3,200    Epicor Software Corp.(a)                       18,400
  1,300    Factset Research Systems, Inc.                 73,937
  3,000    Harbinger Corp.(a)                             50,625
  1,600    Henry (Jack) & Associates, Inc.                59,100
  1,900    HNC Software, Inc.                             75,406
  2,000    Hutchinson Technology, Inc.                    54,000
  2,445    Hyperion Software Corp.                        53,790
  3,576    Inacom Corp.(a)                                32,855
  2,200    Information Resources, Inc.(a)                 24,338
  3,400    Macromedia, Inc.(a)                           138,975
  3,100    Mercury Interactive Corp.                     200,144
  1,300    Micros Systems, Inc.(a)                        52,650
  2,700    National Data Corp.                            70,200
  4,000    National Instruments Corp.                    141,375
  1,350    Progress Software Corp.(a)                     42,356
  3,900    Read-Rite Corp.(a)                             17,184
  2,300    Remedy Corp.(a)                                65,262
  3,100    RSA Security, Inc.(a)                          82,344
  1,400    Scott Technologies, Inc.                       27,650
  3,300    Technology Solutions Co.                       46,613
  1,200    Telxon Corp.                                   10,050
  2,400    Visio Corp.(a)                                 94,200
    800    Wall Data, Inc.(a)                              4,300
  4,300    Whittman Hart, Inc.                           166,759
  2,500    Zebra Technologies Corp.
             (Class 'A' Stock)(a)                        113,672
                                                     -----------
                                                       2,612,019

--------------------------------------------------------------------------------
See Notes to Financial Statements.     4

                                      PRUDENTIAL INDEX SERIES FUND
Portfolio of Investments as
of September 30, 1999                 PRUDENTIAL SMALL-CAP INDEX FUND
------------------------------------------------------------

Shares       Description                     Value (Note 1)
------------------------------------------------------------
Computers--1.1%
  2,000    Auspex System, Inc.                       $    17,750
  1,600    Computer Task Group, Inc.                      23,600
  1,100    Digi International, Inc.                       12,031
  1,700    Exabyte Corp.(a)                                7,384
  1,800    Gerber Scientific, Inc.                        40,275
  1,600    MicroAge, Inc.(a)                               3,450
  2,500    National Computer Systems, Inc.                95,860
  1,600    Network Equipment Technologies, Inc.           14,700
  1,200    Standard Microsystems Corp.                    11,100
  1,900    Xircom, Inc.(a)                                81,106
                                                     -----------
                                                         307,256
------------------------------------------------------------
Construction--1.0%
    600    Butler Manufacturing Co.(a)                    15,750
  2,100    Dycom Industries, Inc.                         88,594
  1,550    Elcor Corp.                                    38,750
  2,000    Insituform Technologies, Inc.(a)               50,000
  4,200    Morrison Knudsen Corp. (Class 'A'
             Stock)(a)                                    43,312
    900    Southern Energy Homes, Inc.(a)                  2,363
  2,300    Standard Pacific Corp.                         23,575
  1,000    Stone & Webster, Inc.                          28,000
                                                     -----------
                                                         290,344
------------------------------------------------------------
Consumer Cyclical--1.6%
  1,500    Barnes Group, Inc.                             30,094
  3,800    Champion Enterprises, Inc.(a)                  34,200
  5,100    D.R. Horton, Inc.                              65,981
  2,000    Justin Industries, Inc.                        28,375
  2,100    Manitowoc Co., Inc.                            71,662
  2,900    Mueller Industries, Inc.(a)                    86,094
  1,550    Myers Industries, Inc.                         27,513
    900    Republic Group, Inc.                           12,544
  1,300    Standard Products Co.                          45,987
  3,200    Wolverine World Wide, Inc.                     36,400
  1,500    Wynns International, Inc.                      23,906
                                                     -----------
                                                         462,756
------------------------------------------------------------
Consumer Growth & Stable--1.0%
  4,100    Bio-Technology General Corp.(a)                39,334
  4,200    Caseys Gen. Stores, Inc.                       56,306
  1,100    Cooper Companies, Inc.                    $    33,963
  5,500    DeVry, Inc.(a)                                110,000
  3,500    Dimon, Inc.                                    13,563
  1,600    Franklin Covey Co.                             12,300
  1,100    Nelson Thomas, Inc.                            10,725
                                                     -----------
                                                         276,191
------------------------------------------------------------
Containers & Packaging--0.5%
  2,900    Aptargroup, Inc.                               77,575
  2,000    Caraustar Industries, Inc.                     51,000
  2,150    Shorewood Packaging Corp.(a)                   29,159
                                                     -----------
                                                         157,734
------------------------------------------------------------
Cosmetics & Soaps--0.3%
  1,110    Kimberly-Clark Corp.                           58,262
  1,300    Natures Sunshine Products, Inc.                12,309
  1,100    USA Detergent, Inc.(a)                          5,431
                                                     -----------
                                                          76,002
------------------------------------------------------------
Distribution/ Wholesalers--0.7%
  1,700    Applied Industrial Technologies, Inc.          30,600
  4,200    Brightpoint, Inc.                              30,581
  1,100    Castle (A.M.) & Co.                            13,888
  1,900    Hughes Supply, Inc.                            41,325
  2,050    Insight Enterprises, Inc.(a)                   66,625
    800    Lawson Products, Inc.                          17,300
    600    Swiss Army Brands, Inc.                         5,550
                                                     -----------
                                                         205,869
------------------------------------------------------------
Drugs & Medical Supplies--6.6%
  1,600    ADAC Laboratories                              15,700
  4,100    Advanced Tissue Sciences, Inc.(a)              12,620
  3,400    Alliance Pharmaceutical Corp.                  17,213
  2,200    Alpharma, Inc. (Class 'A' Stock)               77,687
  1,800    Barr Laboratories, Inc.(a)                     57,150
  2,700    Bindley Western Industries, Inc.               38,644
  1,800    Biomatrix, Inc.(a)                             40,387
  2,400    Cephalon, Inc.(a)                              43,125
  1,900    Coherent, Inc.(a)                              42,394
  2,000    COR Therapeutics, Inc.(a)                      38,000
  1,900    Cygnus, Inc.(a)                                21,316

--------------------------------------------------------------------------------
See Notes to Financial Statements.     5

                                      PRUDENTIAL INDEX SERIES FUND
Portfolio of Investments as
of September 30, 1999                 PRUDENTIAL SMALL-CAP INDEX FUND
------------------------------------------------------------

Shares       Description                     Value (Note 1)
------------------------------------------------------------
Drugs & Medical Supplies (cont'd.)
  3,500    Dura Pharmaceuticals, Inc.(a)             $    48,781
  1,500    Hanger Orthopedic Group, Inc.(a)               21,750
  1,200    Hologic, Inc.(a)                                4,838
  1,700    IDEC Pharmaceuticals Corp.(a)                 159,853
  3,100    IDEXX Laboratories, Inc.(a)                    53,378
  1,900    Immune Response Corp.                           9,263
  2,200    Incyte Pharmaceuticals, Inc.(a)                50,875
  2,400    Invacare Corp.                                 46,950
  3,450    Jones Pharmaceutical, Inc.                    113,742
  1,100    Maxxim Medical, Inc.                           26,331
  2,000    Mentor Corp.                                   57,000
  1,400    Molecular Biosystems, Inc.(a)                   2,450
  5,300    NBTY, Inc.(a)                                  40,412
  2,600    North American Vaccine, Inc.(a)                19,500
  1,700    Noven Pharmaceuticals, Inc.(a)                 14,450
  1,100    Osteotech, Inc.(a)                             14,988
  2,600    Owens & Minor, Inc.                            25,025
  2,000    Parexel International Corp.                    18,250
  2,750    Patterson Dental Co.(a)                       136,297
  1,900    Pharmaceutical Product Development,
             Inc.                                         25,769
  1,724    Priority Healthcare Corp.                      53,228
  1,500    Protein Design Labs, Inc.(a)                   54,187
  2,400    Regeneron Pharmaceuticals, Inc.(a)             19,500
  2,400    Respironics, Inc.(a)                           19,800
  2,600    Roberts Pharmaceutical Corp.                   78,650
  4,400    Safeskin Corp.(a)                              36,163
    700    SpaceLabs Medical, Inc.(a)                     10,588
  3,700    Summit Technology, Inc.(a)                     67,756
  1,700    Sunrise Medical, Inc.(a)                       10,200
  1,000    Syncor International Corp.(a)                  37,500
  2,100    US Bioscience, Inc.(a)                         29,925
  2,400    Varian Medical Systems, Inc.                   52,500
  2,000    Vertex Pharmaceuticals, Inc.(a)                62,125
  1,000    Vital Signs, Inc.                              20,375
  1,000    Xomed Surgical Products, Inc.(a)               57,000
                                                     -----------
                                                       1,903,635
------------------------------------------------------------
Electrical Equipment--5.4%
  1,600    Alpha Industries, Inc.                         90,250
  1,000    Analogic Corp.                                 31,563
  2,900    Anixter International, Inc.(a)            $    67,425
  3,000    Artesyn Technologies, Inc.(a)                  56,906
  2,900    Baldor Electric Co.                            54,919
  1,900    Belden, Inc.                                   38,950
  2,950    Burr-Brown Corp.                              116,525
  1,000    C&D Technologies, Inc.                         36,313
  3,200    C-Cube Microsystems, Inc.(a)                  139,200
  3,300    Cognex Corp.                                   99,619
  1,100    Electro Scientific Industries, Inc.(a)         58,609
  1,600    Electroglas, Inc.(a)                           37,400
  1,700    Etec Systems, Inc.(a)                          63,962
  1,100    Hadco Corp.(a)                                 47,575
    850    Harmon Industries, Inc.                        10,678
  1,800    Helix Technology Corp.                         59,850
  1,100    Innovex, Inc.                                   9,900
  3,100    KEMET Corp.(a)                                 99,103
  2,200    Kent Electronics Corp.(a)                      40,700
  4,300    Komag, Inc.(a)                                 12,900
  1,900    Kulicke & Soffa Industries, Inc.(a)            46,194
  3,100    Novellus Systems, Inc.                        209,056
  1,300    Technitrol, Inc.                               45,825
  2,200    Valence Technology, Inc.(a)                    10,313
  3,300    Vicor Corp.(a)                                 74,869
                                                     -----------
                                                       1,558,604
------------------------------------------------------------
Electronics--4.6%
    900    Alliant Techsystems, Inc.(a)                   62,381
  1,300    Benchmark Electronics, Inc.(a)                 45,906
  2,100    BMC Industries, Inc.                           25,856
  2,250    Cable Design Technologies Corp.(a)             51,328
  2,400    Checkpoint Systems, Inc.                       22,350
  2,200    CTS Corp.                                     126,500
  2,300    Dallas Semiconductor Corp.                    122,906
  5,100    Digital Microwave Corp.                        80,006
  1,800    Dionex Corp.(a)                                76,950
  2,500    Filenet Corp.                                  26,719
  1,400    Harman International Industries, Inc.          58,888
  1,100    Itron, Inc.(a)                                  6,463
  1,300    Marshall Industries(a)                         47,450
  2,800    Methode Eletronics, Inc. (Class 'A'
             Stock)                                       52,850
  3,300    Micrel, Inc.(a)                               143,137
    800    Park Electrochemical Corp.                     26,300
  1,900    Photronics, Inc.(a)                            42,631

--------------------------------------------------------------------------------
See Notes to Financial Statements.     6

                                      PRUDENTIAL INDEX SERIES FUND
Portfolio of Investments as
of September 30, 1999                 PRUDENTIAL SMALL-CAP INDEX FUND
------------------------------------------------------------

Shares       Description                     Value (Note 1)
------------------------------------------------------------
Electronics (cont'd.)
  2,100    Pioneer-Standard Electronics, Inc.        $    30,319
  1,400    Plexus Corp.(a)                                42,875
  4,200    S3, Inc.(a)                                    43,838
    500    Three-Five Systems, Inc.(a)                    11,063
  1,700    Ultratech Stepper, Inc.(a)                     21,675
  2,600    Unitrode Corp.(a)                             109,200
    500    Watkins Johnson Co.                            16,781
  1,600    X-Rite, Inc.                                   10,400
                                                     -----------
                                                       1,304,772
------------------------------------------------------------
Exploration & Production--0.4%
    122    Eagle Geophysical, Inc.(a)                         46
  3,300    Newfield Exploration Co.(a)                   108,694
                                                     -----------
                                                         108,740
------------------------------------------------------------
Financial Services--4.6%
  5,700    Americredit Corp.                              85,144
  2,900    Capital Resources Corp.                        29,000
  4,300    Cullen/Frost Bankers, Inc.                    107,500
  1,000    Dain Rauscher Corp.                            49,000
  1,662    Delphi Financial Group, Inc.(a)                50,172
  2,900    Eaton Vance Corp.                              92,800
  1,500    Gallagher (Arthur J.) & Co.                    79,875
  2,000    Hambrecht & Quist Group(a)                     97,875
  1,900    Jeffries Group, Inc.                           39,662
  4,600    Legg Mason, Inc.                              176,237
  2,200    Orion Capital Corp.                           104,225
  2,100    Pioneer Group, Inc.                            31,500
  1,678    Primark Corp.(a)                               47,718
  3,750    Raymond James Financial, Inc.                  74,766
  1,400    SEI Investments Corp.                         124,994
  1,500    U.S. Trust Corp.                              120,562
                                                     -----------
                                                       1,311,030
------------------------------------------------------------
Food & Beverage--2.0%
  1,500    Canandaigua Wine, Inc. (Class 'A'
             Stock)(a)                                    89,625
  5,200    Chiquita Brands International, Inc.            30,875
    700    Coca-Cola Bottling Co.                         39,266
  3,400    Earthgrains Co.                                75,225
  3,000    Fleming, Inc.                                  29,437
    700    J & J Snack Foods Corp.(a)                $    13,825
  1,600    Michael Foods, Inc.                            42,050
    900    Nash-Finch Co.                                  6,300
  1,100    Performance Food Group Co.(a)                  28,187
  2,400    Ralcorp Holdings, Inc.                         42,450
  3,300    Smithfield Foods, Inc.(a)                      88,275
  1,400    United Natural Foods, Inc.(a)                  12,294
  2,100    Whole Foods Market, Inc.                       68,709
                                                     -----------
                                                         566,518
------------------------------------------------------------
Forest Products--0.1%
  1,000    Pope & Talbot, Inc.                            12,375
  1,600    Universal Forest Products, Inc.                20,900
                                                     -----------
                                                          33,275
------------------------------------------------------------
Furniture--0.9%
  1,000    Bassett Furniture Industries, Inc.             19,000
    900    Dixie Group, Inc.                               6,975
  3,300    Ethan Allen Interiors, Inc.(a)                104,981
  4,200    La-Z-Boy, Inc.                                 80,063
  1,300    Libbey, Inc.                                   38,431
  1,200    Thomas Industries, Inc.                        22,425
                                                     -----------
                                                         271,875
------------------------------------------------------------
Health Care--1.6%
  4,700    Coventry Health Care, Inc.(a)                  44,650
    800    Curative Health Services, Inc.                  3,800
  1,200    Datascope Corp.                                42,150
  1,100    Diagnostic Products Corp.                      29,494
  4,154    Integrated Health Services, Inc.                6,491
  3,100    Liposome Co., Inc.(a)                          23,589
  2,500    Magellan Health Services, Inc.                 18,281
  2,900    Medquist, Inc.(a)                              96,969
  1,600    NCS Healthcare, Inc.                            4,200
  2,400    Organogenesis, Inc.(a)                         17,850
  3,500    Renal Care Group, Inc.(a)                      76,672
  2,100    Sierra Health Services, Inc.(a)                21,262
  2,000    Sola International, Inc.(a)                    31,000
  1,400    Wesley Jessen VisionCare, Inc.(a)              43,662
                                                     -----------
                                                         460,070

--------------------------------------------------------------------------------
See Notes to Financial Statements.     7

                                     PRUDENTIAL INDEX SERIES FUND
Portfolio of Investments as
of September 30, 1999                PRUDENTIAL SMALL-CAP INDEX FUND
------------------------------------------------------------

Shares       Description                     Value (Note 1)
------------------------------------------------------------
Hospital Management--0.6%
  2,800    Genesis Health Ventures, Inc.(a)          $     6,650
  3,800    Orthodontic Centers of America, Inc.(a)        66,500
  1,200    Pediatrix Medical Group, Inc.(a)               16,650
  6,000    PhyCor, Inc.(a)                                26,250
  2,500    Universal Health Services, Inc.
             (Class 'B' Stock)(a)                         64,688
                                                     -----------
                                                         180,738
------------------------------------------------------------
Housing Related--1.4%
  2,800    Fedders Corp.                                  16,800
  1,800    M.D.C. Holdings, Inc.                          29,138
    600    National Presto Industries, Inc.               23,175
  1,500    Oak Industries, Inc.                           51,000
  3,700    Oakwood Homes Corp.                            16,650
  3,000    Radian Group, Inc.                            128,812
  1,200    Ryland Group, Inc.                             27,300
    700    Skyline Corp.                                  17,981
  2,900    Toll Brothers, Inc.(a)                         55,281
  1,100    U.S. Home Corp.                                30,594
                                                     -----------
                                                         396,731
------------------------------------------------------------
Insurance--1.6%
  3,800    AMRESCO, Inc.                                  11,400
  3,000    Enhance Financial Services Group, Inc.         53,062
  2,368    Fidelity National Financial, Inc.              35,964
  5,200    First American Financial Corp.                 69,550
  5,500    Fremont General Corp.                          52,250
  2,700    Frontier Insurance Group, Inc.                 23,625
    900    Galey & Lord, Inc.                              2,363
  1,000    Hilb, Rogal & Hamilton Co.                     25,063
  2,300    Hooper Holmes, Inc.                            58,937
  3,500    Mutual Risk Management Ltd.                    42,875
  2,200    Selective Insurance Group, Inc.                41,525
    700    Trenwick Group, Inc.                           11,594
  1,400    Zenith National Insurance Corp.                29,925
                                                     -----------
                                                         458,133
------------------------------------------------------------
Leisure--1.8%
  1,300    Action Performance Cos., Inc.(a)               27,381
  1,000    Anchor Gaming(a)                               59,500
  2,000    Arctic Cat, Inc.                               19,125
  3,500    Aztar Corp.(a)                            $    35,875
    900    Carmike Cinemas, Inc. (Class 'A'
             Stock)(a)                                    11,813
    600    GC Companies, Inc.(a)                          18,000
  2,100    Hollywood Park, Inc.(a)                        32,287
    800    Huffy Corp.                                     7,900
  1,300    K2, Inc.(a)                                    11,456
  2,350    Marcus Corp.                                   28,347
  3,036    Midway Games, Inc.                             47,817
  2,500    Players International, Inc.(a)                 18,516
  2,000    Polaris Industries, Inc.                       69,250
  4,100    Prime Hospitality Corp.(a)                     32,800
  2,100    Sturm Ruger & Co., Inc.                        18,900
    950    Thor Industries, Inc.                          24,225
  1,800    Winnebago Industries, Inc.                     43,087
                                                     -----------
                                                         506,279
------------------------------------------------------------
Machinery--2.4%
  3,095    Applied Power, Inc. (Class 'A' Stock)          94,011
  1,500    Astec Industries, Inc.(a)                      36,187
  1,400    Dril-Quip, Inc.(a)                             35,787
  1,100    Flow International Corp.(a)                    11,413
  1,200    Gardner Denver, Inc.(a)                        18,150
  1,600    Graco, Inc.                                    52,500
  2,100    Halter Marine Group, Inc.                      11,419
  2,400    IDEX Corp.                                     67,950
  3,500    JLG Industries, Inc.                           53,156
  1,000    Lindsay Manufacturing Co.(a)                   19,625
  3,700    Paxar Corp.                                    35,613
  1,700    Regal Beloit Corp.                             35,275
    900    Robbins & Myers, Inc.                          13,950
  2,400    Roper Industries, Inc.                         91,800
  1,400    Royal Appliance Manufacturing Co.(a)            7,000
  1,500    Specialty Equipment Cos., Inc.(a)              37,875
  2,300    SpeedFam-IPEC, Inc.(a)                         27,600
  1,000    Toro Co.                                       37,375
                                                     -----------
                                                         686,686
------------------------------------------------------------
Metals-Ferrous--0.7%
  1,800    Birmingham Steel Corp.                         13,725
  1,200    Commercial Metals Co.                          34,500
  3,500    Mascotech, Inc.                                56,656

--------------------------------------------------------------------------------
See Notes to Financial Statements.     8

                                     PRUDENTIAL INDEX SERIES FUND
Portfolio of Investments as
of September 30, 1999                PRUDENTIAL SMALL-CAP INDEX FUND
------------------------------------------------------------

Shares       Description                     Value (Note 1)
------------------------------------------------------------
Metals-Ferrous (cont'd.)
  1,100    Quanex Corp.                              $    28,188
  2,250    Reliance Steel and Aluminum Co.                47,250
    800    Steel Technologies, Inc.                        9,300
  1,300    WHX Corp.(a)                                   13,000
                                                     -----------
                                                         202,619
------------------------------------------------------------
Metals-Non Ferrous--0.4%
    700    Amcast Industrial Corp.                         9,319
  2,100    AMCOL International Corp.                      30,975
  1,300    Brush Wellman, Inc.                            19,093
  1,200    Commonwealth Industries, Inc.                  16,125
  5,300    Hecla Mining Co.(a)                            15,569
  1,300    IMCO Recycling, Inc.(a)                        19,500
  1,600    RTI International Metals, Inc.(a)              16,000
                                                     -----------
                                                         126,581
------------------------------------------------------------
Mineral Resources--0.7%
  3,066    Delta & Pine Land Co.                          79,333
  1,050    Kronos, Inc.(a)                                38,522
  1,600    Lone Star Industries, Inc.                     79,800
                                                     -----------
                                                         197,655
------------------------------------------------------------
Miscellaneous Basic Industry--3.8%
    900    Agribrands International, Inc.(a)              44,662
  2,200    Apogee Enterprises, Inc.                       15,469
  1,900    Clarcor, Inc.                                  31,944
  3,000    Corn Products International, Inc.              91,312
    800    CPI Corp.                                      27,350
  1,400    Esterline Technologies Corp.                   22,050
  1,500    Florida Rock Industries, Inc.                  52,125
  1,200    Gibson Greetings, Inc.(a)                       6,375
  1,700    Global Industrial Technologies, Inc.           20,719
  2,400    Griffon Corp.(a)                               19,200
    600    Insteel Industries, Inc.                        5,400
  4,200    Interface, Inc.                                21,525
    916    Intermagnetics General Corp.                    5,496
  2,000    Intermet Corp.(a)                              16,938
  1,800    Kaman Corp.                               $    22,950
  1,800    Kroll - O' Gara Co.(a)                         30,038
  1,200    Lydall, Inc.(a)                                12,375
  1,800    Pre-Paid Legal Services, Inc.(a)               70,875
  1,100    QRS Corp.(a)                                   70,537
  1,000    SEACOR SMIT, Inc.(a)                           51,250
  1,400    Service Experts, Inc.(a)                       14,525
  2,600    Silicon Valley Group, Inc.(a)                  30,713
  1,000    Simpson Manufacturing Co., Inc.(a)             46,875
  2,800    SLI, Inc.(a)                                   59,675
  1,000    SPS Technologies, Inc.(a)                      37,937
  1,000    Standex International Corp.                    27,000
  1,700    Texas Industries, Inc.                         62,900
  3,000    Tredegar Industries, Inc.                      64,125
  1,200    URS Corp.                                      29,400
  1,900    Valmont Industries, Inc.                       32,062
  2,300    Watsco, Inc.                                   26,163
  1,000    Wolverine Tube, Inc.(a)                        15,500
                                                     -----------
                                                       1,085,465
------------------------------------------------------------
Office Equipment & Supplies--0.3%
  2,500    John H. Harland Co.                            48,594
    400    Nashua Corp.                                    3,550
  1,200    New England Business Service, Inc.             34,275
                                                     -----------
                                                          86,419
------------------------------------------------------------
Oil & Gas--1.4%
  2,300    Benton Oil & Gas Co.(a)                         6,181
  2,000    Cabot Oil & Gas Corp. (Class 'A' Stock)        34,500
    900    Cascade Natural Gas Corp.                      16,088
  1,300    Cross (A.T.) Co. (Class 'A' Stock)              5,444
  3,800    Cross Timbers Oil Co.                          51,300
  1,500    HS Resources, Inc.                             24,562
  2,000    Northwest Natural Gas Co.                      51,625
  2,500    Southwest Gas Corp.                            67,344
  1,500    Stone Energy Corp.(a)                          76,312
  4,900    Vintage Petroleum, Inc.                        66,150
                                                     -----------
                                                         399,506

--------------------------------------------------------------------------------
See Notes to Financial Statements.     9

                                      PRUDENTIAL INDEX SERIES FUND
Portfolio of Investments as
of September 30, 1999                 PRUDENTIAL SMALL-CAP INDEX FUND
------------------------------------------------------------
------------------------------------------------------------

Shares       Description                     Value (Note 1)
------------------------------------------------------------
Oil & Gas Services--1.9%
  2,600    Barrett Resources Corp.(a)                $    96,037
  4,000    Input/Output, Inc.(a)                          26,500
  1,800    NorthWestern Corp.                             40,950
  1,800    Oceaneering International, Inc.(a)             30,262
  1,600    Offshore Logistics, Inc.(a)                    16,500
    900    Pennsylvania Enterprises, Inc.                 29,194
  1,300    Plains Resources, Inc.(a)                      23,238
  3,200    Pogo Producing Co.                             66,400
  1,700    Pool Energy Services Co.(a)                    41,862
  4,400    Pride International, Inc.                      62,425
  1,600    Remington Oil and Gas Corp.
             (Class 'B' Stock)(a)                          9,100
  1,900    Seitel, Inc.(a)                                18,525
  1,900    Southwestern Energy Co.                        17,219
    900    St. Mary Land & Exploration Co.                23,513
  3,500    Tuboscope Vetco International, Inc.(a)         43,531
                                                     -----------
                                                         545,256
------------------------------------------------------------
Paper and Related Products--0.4%
  1,800    Brady (W.H.) Co. (Class 'A' Stock)             57,600
  2,800    Buckeye Technologies, Inc.(a)                  43,925
  1,200    Schweitzer-Mauduit International, Inc.         15,525
                                                     -----------
                                                         117,050
------------------------------------------------------------
Precious Metals--0.3%
  1,700    Coeur d'Alene Mines Corp.                       7,969
  3,050    Stillwater Mining Co.(a)                       81,969
                                                     -----------
                                                          89,938
------------------------------------------------------------
Restaurants--2.0%
  2,300    Applebee's International, Inc.                 77,481
  2,150    CEC Entertainment, Inc.                        77,131
  1,600    Cheesecake Factory, Inc.(a)                    44,400
  4,095    CKE Restaurants, Inc.                     $    29,689
  2,106    Consolidated Products, Inc.                    20,533
  3,000    Foodmaker, Inc.(a)                             74,812
  1,600    IHOP Corp.                                     32,400
  2,000    Landry's Seafood Restaurants, Inc.             16,000
  1,700    Luby's Cafeterias, Inc.                        19,550
    900    Panera Bread Co.(a)                             5,963
  2,500    Ruby Tuesday, Inc.(a)                          48,750
  2,900    Ryan's Family Steak Houses, Inc.(a)            26,100
  1,500    Sonic Corp.(a)                                 45,656
  1,000    Taco Cabana, Inc.(a)                            9,688
  1,800    TCBY Enterprises, Inc.                          8,213
  2,000    TriArc Companies, Inc. (Class 'A'
             Stock)(a)                                    42,875
                                                     -----------
                                                         579,241
------------------------------------------------------------
Retail--6.7%
  2,300    Ames Department Stores, Inc.(a)                73,312
  2,100    AnnTaylor Stores Corp.(a)                      85,837
  2,900    Bombay Company, Inc.(a)                        14,681
  1,400    Books-A-Million, Inc.(a)                       11,463
  1,400    Brown Shoe Co., Inc.                           25,638
  1,000    Building Materials Holdings Corp.(a)           10,000
  2,000    Cash America International, Inc.               18,875
  2,100    Cato Corp. (Class 'A' Stock)                   29,597
    400    Damark International, Inc.
             (Class 'A' Stock)(a)                          4,025
  1,400    Department 56, Inc.(a)                         33,512
  1,600    Dress Barn, Inc.(a)                            29,350
  3,100    Express Scripts, Inc. (Class 'A' Stock)       242,575
  1,700    Footstar, Inc.(a)                              59,925
  2,550    Fossil, Inc.(a)                                69,009
  2,600    Goody's Family Clothing, Inc.                  20,963
  1,000    Gottschalks, Inc.(a)                            9,000
  1,500    Hancock Fabrics, Inc.                           6,469
  1,100    J. Baker, Inc.(a)                               8,663
  2,100    Jan Bell Marketing, Inc.(a)                     6,431
  1,400    Jo Ann Stores, Inc.                            17,413
  2,400    Just For Feet, Inc.                             4,950
    900    K-Swiss, Inc. (Class 'A' Stock)                28,406
    700    Lillian Vernon Corp.                            8,750

--------------------------------------------------------------------------------
See Notes to Financial Statements.     10

                                      PRUDENTIAL INDEX SERIES FUND
Portfolio of Investments as
of September 30, 1999                 PRUDENTIAL SMALL-CAP INDEX FUND
------------------------------------------------------------
------------------------------------------------------------

Shares       Description                     Value (Note 1)
------------------------------------------------------------
Retail (cont'd.)
  3,200    Linens N Things, Inc.                     $   108,000
  2,300    Michaels Stores, Inc.(a)                       67,850
  2,000    O'Reilly Automotive, Inc.(a)                   95,312
  2,450    Pacific Sunwear of California(a)               68,677
  7,700    Pier 1 Imports, Inc.                           51,975
  1,700    Quiksilver, Inc.(a)                            31,025
  3,050    Regis Corp.                                    58,712
  1,700    Russ Berrie & Co., Inc.                        35,594
  2,400    Shopko Stores, Inc.                            69,600
  2,500    Sports Authority, Inc.                          7,969
  3,500    Stein Mart, Inc.(a)                            24,938
  3,700    Stride Rite Corp.                              25,900
  3,300    The Men's Wearhouse, Inc.                      70,950
  1,700    Timberland Co. (Class 'A' Stock)               66,406
  4,500    Williams-Sonoma, Inc.(a)                      218,531
  2,900    Zale Corp.                                    111,106
                                                     -----------
                                                       1,931,389
------------------------------------------------------------
Telecommunications--3.4%
  1,200    Adaptive Broadband Corp.(a)                    40,200
  2,200    Allen Telecom, Inc.(a)                         21,450
  3,800    Aspect Telecommunications Corp.(a)             64,481
  1,900    Avid Technology, Inc.(a)                       24,938
    900    C-Cor Electronics, Inc.                        27,338
    400    Centigram Communications Corp.(a)               4,375
  4,100    Commscope, Inc.                               133,250
  3,300    DSP Communications, Inc.(a)                    62,700
  4,000    General Communication, Inc.(a)                 20,875
  2,900    General Semiconductor, Inc.                    29,906
  2,000    Intermediate Telephone, Inc.                   35,500
  4,100    International Rectifier Corp.(a)               62,525
  2,500    InterVoice, Inc.(a)                            27,656
  3,800    Lattice Semiconductor Corp.(a)                112,812
  5,100    P-COM, Inc.(a)                                 35,700
  3,200    Picturetel Corp.(a)                            13,600
  1,400    Plantronics, Inc.(a)                           69,650
  1,600    Powerwave Technologies, Inc.(a)                77,150
  1,100    Symmetricom, Inc.(a)                            8,250
  4,800    TALK.com, Inc.(a)                              61,950
  1,200    TJ International, Inc.                         30,150
                                                     -----------
                                                         964,456
Textiles--0.9%
    600    Angelica Corp.                            $     6,900
  1,100    Ashworth, Inc.(a)                               5,225
  1,800    Authentic Fitness Corp.                        31,612
  2,000    Cone Mills Corp.(a)                             9,750
  1,200    Cyrk, Inc.                                      6,638
  1,800    Delta Woodside Industries, Inc.                 4,950
  1,700    Guilford Mills, Inc.                           14,662
  1,900    Gymboree Corp.(a)                              13,063
    500    Haggar Corp.                                    6,313
  2,500    Hartmarx Corp.(a)                              10,000
  2,200    Kellwood Co.                                   48,400
  2,700    Nautica Enterprises, Inc.(a)                   43,537
  1,300    Oshkosh B'Gosh, Inc. (Class 'A' Stock)         20,759
    600    Oxford Industries, Inc.                        12,938
  2,100    Phillips-Van Heusen Corp.                      18,637
  1,034    Pillowtex Corp.                                 7,755
                                                     -----------
                                                         261,139
------------------------------------------------------------
Transportation/Trucking/Shipping--2.6%
  2,700    Air Express International Corp.                61,256
  2,500    American Freightways, Inc.                     45,469
  1,500    Arkansas Best Corp.                            18,563
  1,300    Coachmen Industries, Inc.                      19,988
  4,000    Expeditors International of Washington,
             Inc.                                        128,375
  2,900    Fritz Companies, Inc.(a)                       30,088
  1,200    Frozen Food Express Industries, Inc.            7,350
  2,400    Heartland Express, Inc.(a)                     33,900
  1,600    Kirby Corp.(a)                                 31,400
    800    Landstar Systems, Inc.(a)                      27,800
  1,000    M.S. Carriers, Inc.(a)                         24,000
  1,500    Monaco Coach Corp.(a)                          36,562
  1,600    Pittston Burlington Group                      12,900
    700    Railtex, Inc.                                  11,550
  4,500    Rollins Truck Leasing Corp.                    45,562
  1,100    Rural/Metro Corp.                               7,288
  2,100    USFreightways Corp.                            99,487
  3,725    Werner Enterprises, Inc.                       65,653
  2,000    Yellow Corp.(a)                                33,125
                                                     -----------
                                                         740,316

--------------------------------------------------------------------------------
See Notes to Financial Statements.     11

                                      PRUDENTIAL INDEX SERIES FUND
Portfolio of Investments as
of September 30, 1999                 PRUDENTIAL SMALL-CAP INDEX FUND
------------------------------------------------------------
------------------------------------------------------------

Shares       Description                     Value (Note 1)
------------------------------------------------------------
Utilities-Electric--3.3%
    900    Aquarion Co.                              $    32,288
  2,500    Atmos Energy Corp.                             60,313
    600    Bangor Hydro-Electric Co.(a)                    9,900
  1,400    Central Hudson Gas & Electric Co.              55,125
  1,100    CILCORP, Inc.                                  71,294
    800    Connecticut Energy Corp.                       30,950
  1,600    Eastern Utilities Associates                   47,800
  2,400    Energen Corp.                                  48,600
    400    Green Mountain Power Corp.                      4,150
  1,400    New Jersey Resources Corp.                     56,000
  1,151    NSTAR(a)                                       44,601
  3,302    Philadelphia Suburban Corp.                    77,803
  2,500    Piedmont Natural Gas, Inc.                     75,781
  1,700    Public Service Co., Inc.                       52,700
  1,200    The United Illuminating Co.                    58,050
  1,100    TNP Enterprises, Inc.                          42,831
  3,100    United Water Resources, Inc.                  101,137
  3,000    Wicor, Inc.                                    87,188
                                                     -----------
                                                         956,511
------------------------------------------------------------
Utilities-Water--0.1%
    700    American States Water Co.                      23,188
                                                     -----------
           Total common stocks
             (cost $29,310,398)                       27,267,516
                                                     -----------
RIGHTS
    ------------------------------------------------------------
Telecommunications
    235    TALK.com, Inc.(a)
             Expiring 2/12/00 @ $17
             (cost $0)                               $         0
           Total long-term investments
             (cost $29,310,398)                       27,267,516
                                                     -----------
Principal
Amount
(000)
SHORT-TERM INVESTMENTS--5.1%
------------------------------------------------------------
U.S. GOVERNMENT SECURITY--0.5%
   $150    United States Treasury Bill
             4.615%, 12/16/99(b)
             (cost $148,539)                             148,539
------------------------------------------------------------
REPURCHASE AGREEMENT--4.6%
  1,298    Joint Repurchase Agreement Account,
             5.22%, 10/1/99 (Note 5)
             (cost $1,298,000)                         1,298,000
                                                     -----------
           Total short-term investments
             (cost $1,446,539)                         1,446,539
                                                     -----------
------------------------------------------------------------
Total Investments--100.2%
           (cost $30,756,937; Note 4)                 28,714,055
           Liabilities in excess of other
             assets--(0.2%)                              (44,256)
                                                     -----------
           Net Assets--100%                          $28,669,799
                                                     -----------
                                                     -----------

---------------
(a) Non-income producing security.
(b) Pledged as initial margin on futures contracts.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     12

                                           PRUDENTIAL INDEX SERIES FUND
Statement of Assets and Liabilities        PRUDENTIAL SMALL-CAP INDEX FUND
--------------------------------------------------------------------------------

Assets                                                                                                      September 30, 1999
Investments, at value (cost $30,756,937)................................................................      $    28,714,055
Cash....................................................................................................                6,223
Receivable for investments sold.........................................................................               49,288
Due from Manager........................................................................................               32,232
Dividends and interest receivable.......................................................................               13,987
Receivable for Fund shares sold.........................................................................                4,842
Due from broker-variation margin........................................................................                1,889
Other assets............................................................................................                  270
                                                                                                              ------------------
   Total assets.........................................................................................           28,822,786
                                                                                                              ------------------
Liabilities
Accrued expenses and other liabilities..................................................................              107,739
Payable for Fund shares repurchased.....................................................................               35,779
Payable for investments purchased.......................................................................                9,469
                                                                                                              ------------------
   Total liabilities....................................................................................              152,987
                                                                                                              ------------------
Net Assets..............................................................................................      $    28,669,799
                                                                                                              ------------------
                                                                                                              ------------------
Net assets were comprised of:
   Shares of beneficial interest, at par................................................................      $         3,096
   Paid-in capital in excess of par.....................................................................           29,863,892
                                                                                                              ------------------
                                                                                                                   29,866,988
   Undistributed net investment income..................................................................              118,826
   Accumulated net realized gain on investments.........................................................              793,742
   Net unrealized depreciation on investments...........................................................           (2,109,757)
                                                                                                              ------------------
Net assets, September 30, 1999..........................................................................      $    28,669,799
                                                                                                              ------------------
                                                                                                              ------------------
Class Z:
   Net asset value per share
      ($28,669,799 / 3,096,464 shares of beneficial interest issued and outstanding)....................                $9.26

--------------------------------------------------------------------------------
See Notes to Financial Statements.     13

PRUDENTIAL INDEX SERIES FUND
PRUDENTIAL SMALL-CAP INDEX FUND
Statement of Operations
------------------------------------------------------------

                                                  Year Ended
                                                 September 30,
Net Investment Income                                1999
Income
   Dividends (net of foreign withholding taxes
      of $80).................................    $   212,516
   Interest...................................         81,928
                                                 -------------
      Total income............................        294,444
                                                 -------------
Expenses
   Management fee.............................         80,167
   Custodian's fees and expenses..............        156,500
   Registration fees..........................         39,000
   Audit fees.................................         18,000
   Reports to shareholders....................         15,000
   Transfer agent's fees and expenses.........         10,500
   Legal fees.................................         10,000
   Trustees' fees.............................          7,200
   Miscellaneous..............................            778
                                                 -------------
      Total operating expenses................        337,145
   Less: Expense subsidy (Note 2).............       (203,543)
                                                 -------------
      Net expenses............................        133,602
                                                 -------------
Net investment income.........................        160,842
                                                 -------------
Realized and Unrealized Gain (Loss)
on Investments
Net realized gain on:
   Investment transactions....................        566,045
   Financial futures contracts................        365,767
                                                 -------------
                                                      931,812
                                                 -------------
Net change in unrealized depreciation on:
   Investments................................      3,003,543
   Financial futures contracts................        (63,725)
                                                 -------------
                                                    2,939,818
                                                 -------------
Net gain on investments.......................      3,871,630
                                                 -------------
Net Increase in Net Assets
Resulting from Operations.....................    $ 4,032,472
                                                 -------------
                                                 -------------

PRUDENTIAL INDEX SERIES FUND
PRUDENTIAL SMALL-CAP INDEX FUND
Statement of Changes in Net Assets
------------------------------------------------------------

                                                  October 1, 1997(a)
                                     Year Ended        Through
Increase (Decrease)                 September 30,    September 30,
in Net Assets                         1999               1998
Operations
   Net investment income.........  $   160,842       $    108,532
   Net realized gain on
      investment transactions and
      financial futures
      contracts..................      931,812            389,346
   Net change in unrealized
      appreciation (depreciation)
      on investments.............    2,939,818         (5,049,575)
                                   -----------    ------------------
   Net increase (decrease) in net
      assets resulting from
      operations ................    4,032,472         (4,551,697)
                                   -----------    ------------------
Dividends and distributions (Note
   1):
   Dividends to shareholders from
      net
      investment income..........     (138,794)           (31,374)
                                   -----------    ------------------
   Distributions to shareholders
      from net realized gains....     (527,416)                --
                                   -----------    ------------------
Fund share transactions (Note 6):
   Net proceeds from shares
      sold.......................   10,442,356         28,670,830
   Net asset value of shares
      issued to shareholders in
      reinvestment of dividends
      and distributions..........      665,853             31,360
   Cost of shares reacquired.....   (6,060,359)        (3,863,432)
                                   -----------    ------------------
   Net increase in net assets
      from
      Fund share transactions....    5,047,850         24,838,758
                                   -----------    ------------------
Net increase.....................    8,414,112         20,255,687
                                   -----------    ------------------
Net Assets
Beginning of period..............   20,255,687                 --
                                   -----------    ------------------
End of period(b).................  $28,669,799       $ 20,255,687
                                   -----------    ------------------
                                   -----------    ------------------
---------------
(a) Commencement of investment operations
(b) Includes undistributed net
    investment income of.........  $   118,826       $     96,778
                                   -----------    ------------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     14

                                           PRUDENTIAL INDEX SERIES FUND
Notes to Financial Statements              PRUDENTIAL SMALL-CAP INDEX FUND
--------------------------------------------------------------------------------
The Prudential Index Series Fund (the 'Company') is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The Company was established as a Delaware business trust on May 11, 1992 and currently consists of five separate funds, one of which is the Prudential Small-Cap Index Fund (the 'Fund').

The Fund's investment objective is to provide investment results that correspond to the price and yield performance of a broad-based index of small cap stocks. The Fund currently uses the Standard & Poor's 600 Small Capitalization Stock Price Index for that purpose.

------------------------------------------------------------
Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Company and the Fund in the preparation of its financial statements.

Securities Valuation: Securities, including options, warrants, futures contracts and options thereon, for which the primary market is on a national securities exchange, commodities exchange or board of trade or Nasdaq are valued at the last sale price on such exchange or board of trade on the date of valuation or, if there were no sales on such day, at the mean between the last bid and asked prices quoted on such day or at the bid price in the absence of an asked price.

Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued by a principal market maker or independent pricing agent.

U.S. Government securities for which market quotations are available shall be valued at a price provided by an independent broker/dealer or pricing service.

Securities for which reliable market quotations are not available or for which the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the manager or subadviser does not represent fair value, are valued by the Valuation Committee or Board of Trustees in consultation with the manager and the subadviser.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

In connection with transactions in repurchase agreements, it is the Company's policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or commodities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the 'initial margin.' Subsequent payments, known as 'variation margin,' are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security or commodity. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.

The Fund invests in financial futures contracts in order to hedge existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value. Under a variety of circumstances, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and the underlying assets.

Dividends and Distributions: The Fund will declare and distribute its net investment income and net capital gains, if any, at least annually. Dividends and distributions are recorded on the ex-dividend date.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.
--------------------------------------------------------------------------------
                                       15

                                         PRUDENTIAL INDEX SERIES FUND
Notes to Financial Statements            PRUDENTIAL SMALL-CAP INDEX FUND
--------------------------------------------------------------------------------
Taxes: For federal income tax purposes, each fund in the Company is treated as a separate taxpaying entity. It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

------------------------------------------------------------
Note 2. Agreements

The Company has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ('PIC'). PIC furnishes investment advisory services in connection with the management of the Company. PIFM pays for the cost of subadviser's services, the compensation of officers of the Company, occupancy and certain clerical and bookkeeping costs of the Company. The Company bears all other costs and expenses.

The management fee paid to PIFM is computed daily and payable monthly at an annual rate of .30 of 1% of the Fund's average daily net assets.

PIFM has agreed to reimburse the Fund so that total operating expenses do not exceed .50% of the average net assets of the Fund. For the year ended September 30, 1999, PIFM subsidized $203,543 of the expenses of the Fund (0.76% of the average net assets of the Fund; $.07 per share.)

The Company has a distribution agreement with Prudential Investment Management Services LLC ('PIMS') which acts as the distributor of the Fund. No distribution or service fees are paid to PIMS as distributor of the Fund.

PIC, PIFM and PIMS are wholly owned subsidiaries of The Prudential Insurance Company of America.

As of March 11, 1999, the Fund, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. Interest on any borrowings will be at market rates. The Funds pay a commitment fee at an annual rate of .065 of 1% on the unused portion of the credit facility, which is accrued and paid quarterly on a pro rata basis by the Funds. The SCA expires on March 9, 2000. Prior to March 11, 1999, the Funds had a credit agreement with a maximum commitment of $200,000,000. The commitment fee was .055 of 1% on the unused portion of the credit facility. The Fund did not borrow any amounts pursuant to either agreement during the year ended September 30, 1999. The purpose of the agreements is to serve as an alternative source of funding for capital share redemptions.

------------------------------------------------------------
Note 3. Other Transactions With Affiliates

Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Company's transfer agent. During the year ended September 30, 1999, the Fund incurred fees of approximately $9,800 for the services of PMFS. As of September 30, 1999, approximately $900 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations also include certain out-of-pocket expenses paid to nonaffiliates.

------------------------------------------------------------
Note 4. Portfolio Securities

Purchases and sales of portfolio securities, excluding short-term investments, for the year ended September 30, 1999 aggregated $11,898,723 and $7,040,650, respectively.

On September 30, 1999, the Fund held four purchased financial futures contracts on the Mid Cap 400 Index expiring December 1999. The cost of such contracts was $1,415,775. The value of the contracts on September 30, 1999 was $1,348,900, thereby resulting in an unrealized loss of $66,875.

The cost basis of investments for federal income tax purposes is $31,000,675 and, accordingly, as of September 30, 1999, net unrealized depreciation for federal income tax purposes was $2,286,620 (gross unrealized appreciation--$3,820,806; gross unrealized depreciation--$6,107,426).

------------------------------------------------------------
Note 5. Joint Repurchase Agreement Account

The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of September 30, 1999, the Fund had a .197% undivided interest in the repurchase agreements in the joint account. The undivided interest represented $1,298,000 in principal amount. As of such date, each repurchase agreement in the joint account and the collateral therefor were as follows:
--------------------------------------------------------------------------------
                                       16

                                       PRUDENTIAL INDEX SERIES FUND
Notes to Financial Statements          PRUDENTIAL SMALL-CAP INDEX FUND
--------------------------------------------------------------------------------
Warburg Dillon Read LLC, 5.32%, in the principal amount of $190,000,000, repurchase price $190,028,078, due 10/1/99. The value of the collateral including accrued interest was $193,802,299.

Bear, Stearns & Co. Inc., 5.32%, in the principal amount of $190,000,000, repurchase price $190,028,078, due 10/1/99. The value of the collateral including accrued interest was $194,200,266.

Morgan (J.P.) Securities, Inc., 5.25%, in the principal amount of $190,000,000, repurchase price $190,027,708, due 10/1/99. The value of the collateral including accrued interest was $193,800,121.

Goldman, Sachs & Co., 4.75%, in the principal amount of $88,875,000, repurchase price $88,886,727, due 10/1/99. The value of the collateral including accrued interest was $90,653,200.

------------------------------------------------------------
Note 6. Capital

The Fund has authorized an unlimited number of shares of beneficial interest at $.001 par value per share. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

Transactions in shares of beneficial interest were as follows:

Class Z                                              Shares
-------------------------------------------------   ---------
Year ended September 30, 1999:
Shares sold......................................   1,201,757
Shares issued in reinvestment of dividends and
  distributions..................................      77,335
Shares reacquired................................    (684,877)
                                                    ---------
Net increase in shares outstanding...............     594,215
                                                    ---------
                                                    ---------
Year ended September 30, 1998:
Shares sold......................................   2,895,380
Shares issued in reinvestment of dividends and
  distributions..................................       3,379
Shares reacquired................................    (396,510)
                                                    ---------
Net increase in shares outstanding...............   2,502,249
                                                    ---------
                                                    ---------

Of the total shares outstanding on September 30, 1999, PIFM and affiliates owned 1,971,808 shares of the Fund.
--------------------------------------------------------------------------------

                                     PRUDENTIAL INDEX SERIES FUND
Financial Highlights                 PRUDENTIAL SMALL-CAP INDEX FUND
--------------------------------------------------------------------------------

                                                                                                      Class Z
                                                                                  -----------------------------------------------
                                                                                          Year                October 1, 1997(a)
                                                                                          Ended                    Through
                                                                                   September 30, 1999        September 30, 1998
                                                                                  ---------------------     ---------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period...........................................          $  8.09                   $ 10.00
                                                                                          ------                    ------
Income from investment operations
Net investment income (b)......................................................              .05                       .04
Net realized and unrealized gain (loss) on investments.........................             1.36                     (1.94)
                                                                                          ------                    ------
   Total from investment operations............................................             1.41                     (1.90)
                                                                                          ------                    ------
Less distributions:
Dividends from net investment income...........................................             (.05)                     (.01)
Distributions from net realized capital gains..................................             (.19)                       --
                                                                                          ------                    ------
   Total dividends and distributions...........................................             (.24)                     (.01)
                                                                                          ------                    ------
Net asset value, end of period.................................................          $  9.26                   $  8.09
                                                                                          ------                    ------
                                                                                          ------                    ------
TOTAL RETURN(c):...............................................................            17.65%                   (18.98)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)................................................          $28,670                   $20,256
Average net assets (000).......................................................          $26,722                   $22,676
Ratios to average net assets:(b)
   Expenses....................................................................              .50%                      .50%(d)
   Net investment income.......................................................              .60%                      .48%(d)
Portfolio turnover.............................................................               28%                       52%

---------------
(a) Commencement of investment operations.
(b) Net of expense subsidy.
(c) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of the period reported and includes reinvestment of dividends and distributions. Total return includes the effect of expense subsidies. Total returns for periods of less than a full year are not annualized.
(d) Annualized.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     18

                                         PRUDENTIAL INDEX SERIES FUND
Report of Independent Accountants        PRUDENTIAL SMALL-CAP INDEX FUND
--------------------------------------------------------------------------------
To the Shareholders and Board of Trustees of Prudential Index Series Fund--Prudential Small-Cap Index Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Index Series Fund--Prudential Small-Cap Index Fund (the 'Fund,' one of the portfolios constituting Prudential Index Series Fund) at September 30, 1999, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1999 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
November 17, 1999

                                        PRUDENTIAL INDEX SERIES FUND
Tax Information (Unaudited)             PRUDENTIAL SMALL-CAP INDEX FUND
--------------------------------------------------------------------------------
We are required by the Internal Revenue Code to advise you within 60 days of the Fund's fiscal year end (September 30, 1999) as to the federal tax status of dividends and distributions paid by the Series during such fiscal year end. Accordingly, we are advising you that in the fiscal year ended September 30, 1999, dividends paid from net investment income and short-term capital gains were $.05 and $.155, respectively, which are taxable as ordinary income. The Fund also paid long-term capital gains of $.035 per share, which is taxable at a maximum rate of 20%.

We also wish to advise you that 31.58% of the dividends paid from ordinary income in the fiscal year ended September 30, 1999 qualified for the corporate dividends received deduction available to corporate taxpayers.

We are required by Massachusetts, Missouri and Oregon to inform you that dividends which have been derived from interest on federal obligations are not taxable to shareholders. Please be advised that 8.18% of the dividends paid from ordinary income in the fiscal year ended September 30, 1999, qualify for each of these states' tax exclusion.

In January 2000, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the dividends and distributions received by you in calendar year 1999.
--------------------------------------------------------------------------------
                                       19

Getting the Most from Your Prudential Mutual Fund
How many times have you read these reports--or other financial materials-- and stumbled across a word that you don't understand?

Many shareholders have run into the same problem. We'd like to help. So we'll use this space from time to time to explain some of the words you might have read, but not understood. And if you have a favorite word that no one can explain to your satisfaction, please write to us.

Basis Point: 1/100th of 1%. For example, one-half of one percent is 50 basis points.

Collateralized Mortgage Obligations (CMOs): Mortgage-backed bonds that separate mortgage pools into different maturity classes, called tranches. These instruments are sensitive to changes in interest rates and homeowner refinancing activity. They are subject to prepayment and maturity extension risk.

Derivatives: Securities that derive their value from other securities. The rate of return of these financial instruments rises and falls--sometimes very suddenly--in response to changes in some specific interest rate, currency, stock, or other variable.

Discount Rate: The interest rate charged by the Federal Reserve on loans to member banks.

Federal Funds Rate: The interest rate charged by one bank to another on overnight loans.

Futures Contract: An agreement to purchase or sell a specific amount of a commodity or financial instrument at a set price at a specified date in the future.

Leverage: The use of borrowed assets to enhance return. The expectation is that the interest rate charged on borrowed funds will be lower than the return on the investment. While leverage can increase profits, it can also magnify losses.

Liquidity: The ease with which a financial instrument (or product) can be bought or sold (converted into cash) in the financial markets.

Price/Earnings Ratio: The price of a share of stock divided by the earnings per share for a 12-month period.

Option: An agreement to purchase or sell something, such as shares of stock, by a certain time for a specified price. An option need not be exercised.

Spread: The difference between two values; often used to describe the difference between "bid" and "asked" prices of a security, or between the yields of two similar maturity bonds.

Yankee Bond: A bond sold by a foreign company or government in the U.S. market and denominated in U.S. dollars.

Comparing a $10,000 Investment
Prudential Small-Cap Index Fund vs. the S&P SmallCap 600 Stock Price Index

Class Z
(GRAPH)

Average Annual Total Returns
Since Inception       -2.37%     (-3.17%)
One Year              17.65%     (16.76%)

Past performance is not indicative of future results. Principal and investment return will fluctuate so an investor's shares, when redeemed, may be worth more or less than their original cost.

This graph compares a $10,000 investment in the Prudential Small-Cap Index Fund (Class Z shares) with a similar investment in the Standard & Poor's SmallCap 600 Stock Price Index (S&P SmallCap 600 Index) by portraying the initial account values at the commencement of operations of Class Z, and the subsequent account values at the end of the fiscal year (September 30), as measured on a quarterly basis, beginning in 1997. For purposes of the graph, and unless otherwise indicated, it has been assumed that all recurring fees (including management fees) were deducted, and all dividends and distributions were reinvested. The graph and accompanying table reflect the past subsidy and/or waiver of expenses and/or management fees. Without waiver of management fees and/or expense subsidization, the Fund's average annual total returns would have been lower, as indicated in parentheses ( ).

The S&P SmallCap 600 Index is an unmanaged market-weighted index of 600 domestic stocks chosen for market size, liquidity, and industry group representation. These returns include the reinvestment of all dividends, but do not reflect the payment of transaction costs and advisory fees associated with an investment in the Fund. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

(800) 225-1852
http://www.prudential.com

Class        NASDAQ        Cusip
  Z          PRUSX       74438C886

Trustees
Edward D. Beach
Delayne Dedrick Gold
Robert F. Gunia
Douglas H. McCorkindale
Thomas T. Mooney
Stephen P. Munn
David R. Odenath, Jr.
Richard A. Redeker
Robin B. Smith
John R. Strangfeld
Louis A. Weil, III
Clay T. Whitehead

Officers
John R. Strangfeld, President
Robert F. Gunia, Vice President
Grace C. Torres, Treasurer
Marguerite E.H. Morrison, Secretary
Stephen M. Ungerman, Assistant Treasurer

Manager
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street, Newark, NJ 07102-4077

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza, Newark, NJ 07102-3777

Distributor
Prudential Investment Management Services LLC
Gateway Center Three
100 Mulberry Street, Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive, North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 15005, New Brunswick, NJ 08906

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas, New York, NY 10036

Legal Counsel
Gardner, Carton & Douglas
Quaker Tower
321 North Clark Street, Chicago, IL 60610-4795

Prudential Investments is a unit of The Prudential Insurance Company of America, 751 Broad Street, Newark, NJ 07102.

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

MF174E11

(ICON)

Prudential
Stock Index
Fund

ANNUAL
REPORT

Sept. 30, 1999

(LOGO)

A Message from the Fund's President                       October 22, 1999
(PHOTO)

Dear Shareholder,

For the fiscal year ended September 30, 1999, the Prudential Stock Index Fund Class Z shares returned 27.41%--a remarkably strong performance by historic standards, and more than three times the respectable 8.61% return of our last fiscal year. Large-capitalization stocks, which suffered in the global financial crisis last summer, recovered their lost ground in the current reporting period and pushed far into new territory as better economic news came in from around the globe. Technology stocks led the rally, but nearly all sectors of the Standard & Poor's 500 Composite Stock Price Index advanced, as investors came to see the world as a safer place for U.S. companies to do business.

Your Fund, which attempts to track the performance of that Index, benefited from deepening confidence in the health of the global economy, which provided room for these large-capitalization stocks to rise. Although many individual stocks had very turbulent performance--particularly in the technology sector-- the large number of securities held by your Fund reduced the volatility of the portfolio, while capturing the rise of the fast-growing technology companies that led the Index in this period. While technology may not always be the dominant sector, the diversification of your Prudential Stock Index Fund will continue to ensure that you own the market leaders, whatever they are.

Thank you for your confidence in Prudential mutual funds.

Sincerely,

John R. Strangfeld
President
Prudential Index Series Fund

Performance Review

(PHOTO)
John Moschberger
Fund Manager

Investment Goals and Style
The Prudential Stock Index Fund seeks to provide investment results that correspond to the price and yield performance of the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index). The S&P 500 Index is widely regarded as representative of the performance of the U.S. stock market as a whole, and comprises stocks representing more than 70% of the total market value of all publicly traded U.S. common stocks. The difference between the Fund's return and that of the Index is primarily management fees and expenses. There can be no assurance that the Fund will achieve its investment objective.

A strong recovery
Last fall, financial markets were recovering from significant blows dealt to them by an economic crisis in Asia and a major loan default in Russia. From mid-July to the end of August 1998, the S&P 500 Index fell nearly 20%, reflecting investor fears that a global financial meltdown would seriously affect U.S. businesses. Our reporting period began October 1, 1998, shortly after this significant sell-off in equity markets.

Swift action by the Federal Reserve, however, reduced interest rates and reassured investors. In varying degrees, signs of economic stability began to emerge in Asia, Europe, and Latin America, which fueled a significant bounce-back in global financial markets. In the United States, very strong domestic demand more than made up for continuing weakness abroad, driving the economy and pushing the performance of many large-cap stocks to new heights. The S&P 500 Index returned 28% in our reporting period--more than twice the approximate 12% historic yearly average.

The greatest contributions to these returns were concentrated in technology stocks, which many investors believed had strong potential for future earnings growth. While this proved to be an especially volatile segment of the market, the technology sector in the S&P 500 Index returned a dramatic 75% for the year.

Other sectors, such as consumer cyclicals and basic materials, moved up as economic growth took hold. Energy stocks received a further boost from production cuts by the Organization of Petroleum Exporting Countries (OPEC). Unlike prior production quotas, these targets were observed by many oil producers, which improved profitability prospects for companies in the energy sector generally.

However, higher energy costs and the strong economy itself raised concerns about inflation and interest rates. These fears helped bring the S&P 500 Index down from its highs near the end of our reporting period. But many companies continued to report strong earnings as the year progressed, leaving the bulk of the S&P 500 Index's remarkable gain intact. Your Fund, which tries to reproduce the returns of that Index, reflected the outstanding performance of many large-capitalization stocks during this period.

Indexing: spreading risk, broadening opportunities
Diversification helps manage risk.
Owning a broad range of stocks reduces the chance that all the holdings in a portfolio will move in the same direction at the same time. A handful of stocks, on the other hand, are more likely to go up and down together. "Putting all your eggs in one basket" in a small portfolio increases the risk of loss; diversifying--or spreading your investment over a greater number of equities--reduces that risk and may smooth returns over time.

For example, the stock of America Online--a market-leading Internet company that is also among the largest 5% of companies listed in the S&P 500 Index-- rose more than fourfold in the first half of our reporting period. But
America Online fell nearly 30% after that; an investment based on the first-half performance of that stock would have declined considerably in value later in the year. In an index fund, the impact of one stock's rise or fall on your return is diminished. This makes it possible to benefit from owning sectors and stocks that outperform the market without all of the risk of a narrowly defined fund.

Indexing can tap strong gains in a few stocks
A portfolio that represents a broad range of stocks is also more likely to hold a stock that improves dramatically. Even as the price of America Online was reined in somewhat during the second half of our reporting period, other stocks pushed the S&P 500 Index up. For example, the stock of Qualcomm, a growing communications technology company, improved 204% in these six months, greatly outperforming the S&P 500 Index average. Qualcomm's swift rise made it harder for active fund managers who hadn't bought that stock to match returns of the Index.

Performance at a Glance

Cumulative Total Returns1                                     As of 9/30/99
                                       One               Five                   Since
                                      Year              Years                Inception2
Class Z                           27.41% (27.32)    197.81% (197.78)      243.84% (243.82)
Class I                           27.55  (27.46)           N/A             38.63   (38.56)
Lipper S&P 500 Fund Average3          27.05              198.74                  **
S&P 500 Index4                        27.79              205.48                  ***

Average Annual Total Returns1                                   As of 9/30/99
                                       One                Five                 Since
                                       Year               Years             Inception2
Class Z                           27.41% (27.32)     24.39% (24.36)        19.60% (19.58)
Class I                           27.55  (27.46)           N/A             16.30  (16.23)

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments Fund Management LLC and Lipper, Inc. Without waiver of management fees and/or expense subsidization, the Fund's cumulative and average annual total returns would have been lower, as indicated in parentheses ( ).

2Inception dates: Class Z, 11/5/92; and Class I, 8/1/97. For Class Z, the Lipper reporting period begins 10/31/92. For Class I, the Lipper reporting period begins 7/31/97.

3 Lipper average returns are for all funds in each share class for the one- and five-year periods in the S&P 500 Fund category.

4 The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) is an unmanaged index of 500 stocks of large U.S. companies that gives a broad look at how stock prices have performed. These returns do not include the effect of any operating expenses of a mutual fund. These returns would be lower if they included the effect of operating expenses. Investors cannot invest directly in an index.

**Lipper Since Inception returns are 234.98% for Class Z and 37.32% for Class I, based on all funds in each share class.

***The S&P 500 Since Inception returns are 244.86% for Class Z and 38.79% for Class I.
-------------------------------------------------------------------------------
                                  1

Review Cont'd.

In recent years, the averages of major stock indexes, including the S&P 500 Index, have been driven up by similar powerful gains in a relatively small number of stocks, while most other stocks have risen much more slowly. By owning a wide range of index-listed securities, investors are more likely to share in any spectacular rise in a handful of stocks without the riskof trying to identify them in advance.

Many investment professionals consider a portfolio of 25 or more stocks sufficient to help reduce the impact of any losses, but far from enough to reliably snare the highfliers whose outperformance can drive up the average return for an entire index. The Prudential Stock Index Fund provides exposure to a wider range of securities at a considerably lower cost than most mutual funds or a similar individually managed portfolio.

Looking Ahead
In the last month of our reporting period, the S&P 500 Index gave up some of its extraordinary gain for the year. Some investors chose to take a portion of their considerable profits from the surging market; others acted out of concern that interest rates would rise--a possibility that particularly affected certain technology stocks.

Nevertheless, the U.S. economy, approaching a record for continuous growth in 150 years of recorded data, continues to move steadily ahead. If inflation remains modest and consumer demand stays strong, we would expect an environment favorable to U.S. companies to continue. By investing in the broad range of industries represented in the S&P 500 Index, your Fund can share in the benefits of continuing economic growth while diluting the risks that may attend a particular stock or sector.

S&P 500 Index                        As of 9/30/99
                         One-Year         % of
                       Total Return       Index
Technology                 75%             25%
Consumer Cyclicals         34               9
Communication Svcs.        39               8
Financial                  17              14
Capital Goods              38               9
Healthcare                  3              10
Consumer Staples            7              12
Transportation              2               1
Energy                     19               6
Basic Materials            16               3
Utilities                  -1               3
S&P 500 Index              28

Source: Standard & Poor's.

"Standard & Poor'sR", "S&PR", "S&P 500R", "Standard & Poor's 500", and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Prudential and its affiliates and subsidiaries. The Prudential Stock Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund. The performance cited does not represent the performance of the Prudential Stock Index Fund. Past performance is not indicative of future results. Investors cannot invest directly in an index.
-------------------------------------------------------------------------------
                               2

                                             PRUDENTIAL INDEX SERIES FUND
Portfolio of Investments as
of September 30, 1999                        PRUDENTIAL STOCK INDEX FUND
------------------------------------------------------------

Shares      Description                     Value (Note 1)
------------------------------------------------------------
LONG-TERM INVESTMENTS--96.0%
COMMON STOCKS
------------------------------------------------------------
Aerospace/Defense--1.5%
 94,724    Allied Signal, Inc.                    $    5,677,520
164,984    Boeing Co.                                  7,032,443
 33,406    General Dynamics Corp.                      2,085,787
 69,156    Lockheed Martin Corp.                       2,260,537
 11,820    Northrop Grumman Corp.                        751,309
 57,244    Raytheon Co.                                2,840,733
 33,863    Rockwell International Corp.                1,777,808
 82,520    United Technologies Corp.                   4,894,467
                                                  --------------
                                                      27,320,604
------------------------------------------------------------
Airlines--0.2%
 28,149    AMR Corp.(a)                                1,534,120
 23,484    Delta Airlines, Inc.                        1,138,974
 82,083    Southwest Airlines Co.                      1,246,636
 12,521    USAir Group, Inc.(a)                          328,676
                                                  --------------
                                                       4,248,406
------------------------------------------------------------
Aluminum--0.3%
 37,529    Alcan Aluminum Ltd.                         1,172,781
 62,532    Alcoa, Inc.                                 3,880,892
 11,736    Reynolds Metals Co.                           708,561
                                                  --------------
                                                       5,762,234
------------------------------------------------------------
Automobiles & Trucks--1.2%
  6,579    Cummins Engine Co., Inc.                      327,716
 27,440    Dana Corp.                                  1,018,710
 96,184    Delphi Automotive Systems Corp.             1,544,955
206,789    Ford Motor Co.                             10,378,223
111,778    General Motors Corp.                        7,035,028
 29,599    Genuine Parts Co.                             786,224
 14,676    Johnson Controls, Inc.                        973,202
 10,760    Navistar International Corp.(a)               500,340
                                                  --------------
                                                      22,564,398
Banking--5.8%
 28,400    AmSouth Bancorporation                 $      665,625
125,186    Associates First Capital Corp.              4,506,696
130,836    Bank of New York Co., Inc.                  4,374,829
201,716    Bank One Corp.                              7,022,238
298,167    BankAmerica Corp.                          16,604,175
 50,728    BankBoston Corp.                            2,200,327
 33,267    Capital One Financial                       1,297,413
144,884    Chase Manhattan Corp.                      10,920,631
 27,261    Comerica, Inc.                              1,380,088
 45,264    Fifth Third Bancorp                         2,754,032
169,164    Firstar Corporation Wisconsin               4,334,827
165,949    First Union Corp.                           5,901,561
 97,944    Fleet Financial Group, Inc.                 3,587,199
  9,764    Golden West Financial Corp.                   959,313
 41,381    Huntington Bancshares, Inc.                 1,099,183
 29,990    J.P. Morgan & Co., Inc.                     3,426,357
 77,135    KeyCorp                                     1,991,047
 88,546    Mellon Bank Corp.                           2,988,428
108,798    National City Corp.                         2,903,547
 18,781    Northern Trust Corp.                        1,568,214
 52,336    PNC Bank Corp.                              2,757,453
 23,601    Providian Financial Corp.                   1,868,904
 18,429    Republic New York Corp.                     1,132,232
 27,100    SouthTrust Corp.                              972,213
 26,831    State Street Corp.                          1,733,953
 29,777    Summit Bancorp                                965,891
 54,183    Suntrust Banks, Inc.                        3,562,532
124,958    U.S. Bancorp                                3,772,170
 23,700    Union Planters Corp.                          965,775
281,040    Wells Fargo & Co.                          11,136,210
                                                  --------------
                                                     109,353,063
------------------------------------------------------------
Beverages--2.1%
  6,847    Adolph Coors Co.                              370,594
 80,427    Anheuser Busch Companies, Inc.              5,634,917
 12,138    Brown-Forman Corp.                            757,108

--------------------------------------------------------------------------------
See Notes to Financial Statements.     3

                                          PRUDENTIAL INDEX SERIES FUND
Portfolio of Investments as
of September 30, 1999                     PRUDENTIAL STOCK INDEX FUND
------------------------------------------------------------

Shares      Description                     Value (Note 1)
------------------------------------------------------------
Beverages (cont'd)
422,832    Coca-Cola Co.                          $   20,322,363
 70,700    Coca-Cola Enterprises, Inc.                 1,595,169
250,681    PepsiCo, Inc.                               7,583,100
 74,621    Seagram Co., Ltd.                           3,395,255
                                                  --------------
                                                      39,658,506
------------------------------------------------------------
Chemicals--1.3%
 40,832    Air Products & Chemicals, Inc.              1,186,680
 37,094    Dow Chemical Co.                            4,214,806
169,493    E.I. du Pont de Nemours & Co.              10,317,886
 12,693    Eastman Chemical Co.                          507,720
  5,273    FMC Corp.(a)                                  254,422
 17,731    Hercules, Inc.                                507,550
108,730    Monsanto Co.                                3,880,302
 10,598    Nalco Chemical Co.                            535,199
 39,070    Rohm & Haas Co.                             1,411,404
 15,516    Sigma-Aldrich Corp.                           492,633
 23,153    Union Carbide Corp.                         1,315,380
                                                  --------------
                                                      24,623,982
------------------------------------------------------------
Chemical-Specialty--0.1%
 21,704    Engelhard Corp.                               394,741
  8,890    Great Lakes Chemical Corp.                    338,376
 27,379    Praxair, Inc.                               1,259,434
 10,344    W. R. Grace & Co.                             166,151
                                                  --------------
                                                       2,158,702
------------------------------------------------------------
Commercial Services
 12,019    Deluxe Corp.                                  408,646
------------------------------------------------------------
Computer Software & Services--14.0%
 60,362    3Com Corp.(a)                               1,735,408
 11,505    Adobe Systems, Inc.                         1,305,818
189,700    America Online, Inc.(a)                    19,728,800
  9,005    Autodesk, Inc.                                196,984
107,378    Automatic Data Processing, Inc.        $    4,791,743
 41,400    BMC Software, Inc.(a)                       2,962,688
 30,185    Cabletron Systems, Inc.(a)                    473,527
 24,790    Ceridian Corp.(a)                             616,651
554,372    Cisco Systems, Inc.(a)                     38,009,130
 92,958    Computer Associates International,
             Inc.                                      5,693,677
 27,851    Computer Sciences Corp.(a)                  1,958,273
 63,200    Compuware Corp.(a)                          1,647,150
436,840    Dell Computer Corp.(a)                     18,265,372
173,108    EMC Corp.(a)                               12,366,403
 75,032    First Data Corp.                            3,292,029
 54,692    Gateway, Inc.(a)                            2,430,376
309,934    International Business Machines
             Corp.                                    37,618,240
 14,710    KLA Instruments Corp.(a)                      956,150
 42,408    Micron Technology, Inc.                     2,822,783
874,206    Microsoft Corp.(a)                         79,170,281
 59,302    Novell, Inc.(a)                             1,226,810
246,760    Oracle Corp.(a)                            11,227,580
 44,679    Parametric Technology Co.(a)                  603,167
 40,500    Peoplesoft, Inc.(a)                           685,969
 40,865    Seagate Technology, Inc.(a)                 1,259,153
 31,546    Silicon Graphics, Inc.(a)                     345,034
132,624    Sun Microsystems, Inc.(a)                  12,334,032
                                                  --------------
                                                     263,723,228
------------------------------------------------------------
Construction--0.1%
 13,537    Fluor Corp.                                   544,864
 11,714    Foster Wheeler Corp.                          141,300
  7,791    Kaufman & Broad Home Corp.                    160,690
  6,743    Pulte Corp.                                   146,660
 17,600    Vulcan Materials Co.                          644,600
                                                  --------------
                                                       1,638,114
------------------------------------------------------------
Containers--0.1%
  4,758    Ball Corp.                                    209,649
  8,405    Bemis Co., Inc.                               284,720
 20,176    Crown Cork & Seal Co., Inc.(a)                489,268
 27,126    Owens-Illinois, Inc.(a)                       537,434
                                                  --------------
                                                       1,521,071

--------------------------------------------------------------------------------
See Notes to Financial Statements.     4

                                        PRUDENTIAL INDEX SERIES FUND
Portfolio of Investments as
of September 30, 1999                   PRUDENTIAL STOCK INDEX FUND
------------------------------------------------------------

Shares      Description                     Value (Note 1)
------------------------------------------------------------
Cosmetics & Soaps--1.9%
  9,657    Alberto-Culver Co.                     $      223,318
 46,472    Avon Products, Inc.                         1,153,087
 39,132    Clorox Co.                                  1,496,799
100,330    Colgate-Palmolive Co.                       4,590,097
189,339    Gillette Co.                                6,425,692
 17,975    International Flavors & Fragrances,
             Inc.                                        620,138
226,719    Procter & Gamble Co.                       21,254,906
                                                  --------------
                                                      35,764,037
------------------------------------------------------------
Diversified Gas--0.1%
 36,603    Coastal Corp.                               1,498,435
  3,508    Eastern Enterprises, Inc.                     162,903
  7,423    NICOR, Inc.                                   276,043
  5,576    Oneok, Inc.                                   169,022
                                                  --------------
                                                       2,106,403
------------------------------------------------------------
Drugs & Medical Supplies--9.5%
259,074    Abbott Laboratories                         9,520,969
 11,391    Allergan, Inc.                              1,253,010
 16,303    ALZA Corp.(a)                                 697,972
225,191    American Home Products Corp.                9,345,427
 87,762    Amgen, Inc.(a)                              7,152,603
  9,638    Bausch & Lomb, Inc.                           635,506
 49,737    Baxter International, Inc.                  2,996,654
 41,012    Becton Dickinson & Co.                      1,150,899
 19,788    Biomet, Inc.(a)                               520,672
 71,262    Boston Scientific Corp.(a)                  1,759,281
340,114    Bristol-Myers Squibb Co.                   22,957,695
  7,856    C.R. Bard, Inc.                               369,723
 46,949    Cardinal Health, Inc.                       2,558,721
187,997    Eli Lilly & Co.                            12,031,808
 52,148    Guidant Corp.                               2,796,437
230,074    Johnson & Johnson                          21,138,049
 10,903    Mallinckrodt, Inc.                            329,134
200,258    Medtronic, Inc.                             7,109,159
402,644    Merck & Co., Inc.                          26,096,364
662,858    Pfizer, Inc.                               23,821,459
 86,214    Pharmacia & Upjohn, Inc.                    4,278,370
252,724    Schering-Plough Corp.                      11,025,084
 15,766    St. Jude Medical, Inc.(a)              $      496,629
145,656    Warner-Lambert Co.                          9,667,917
 16,800    Watson Pharmaceuticals, Inc.(a)               513,450
                                                  --------------
                                                     180,222,992
------------------------------------------------------------
Electronics--5.3%
 24,062    Advanced Micro Devices, Inc.(a)               413,566
 27,406    Apple Computer, Inc.                        1,735,142
  9,741    Data General Corp.(a)                         205,170
  7,085    EG&G, Inc.                                    282,072
 84,200    Electronic Data Systems Corp.               4,457,337
 74,875    Emerson Electric Co.                        4,731,164
 17,900    Florida Progress Corp.                        827,875
 14,106    Harris Corp.                                  389,678
173,518    Hewlett-Packard Co.                        15,963,656
566,644    Intel Corp.                                42,108,732
 26,522    LSI Logic Corp.(a)                          1,365,883
104,712    Motorola, Inc.                              9,214,656
 30,676    National Semiconductor Corp.(a)               935,618
 45,900    Solectron Corp.(a)                          3,296,194
 32,254    Tandy Corp.                                 1,667,129
  7,012    Tektronix, Inc.                               234,902
134,176    Texas Instruments, Inc.                    11,035,976
 11,433    Thomas & Betts Corp.                          583,083
                                                  --------------
                                                      99,447,833
------------------------------------------------------------
Environmental Services
 55,256    Laidlaw, Inc. (Class 'B' Stock)               372,978
------------------------------------------------------------
Financial Services--4.9%
 77,053    American Express Co.                       10,373,260
 20,760    Bear, Stearns & Co., Inc.                     797,963
141,274    Charles Schwab Corp.                        4,759,168
579,687    Citigroup, Inc.(a)                         25,506,228
 17,637    Countrywide Mortgage Investments,
             Inc.                                        568,793
 27,688    Dun & Bradstreet Corp.                        827,179
 23,630    Equifax, Inc.                                 664,594
118,432    Federal Home Loan Mortgage Corp.            6,158,464
176,834    Federal National Mortgage
             Association                              11,085,281
 41,614    Franklin Resources, Inc.                    1,279,630
 16,980    H&R Block, Inc.                               737,569
 81,050    Household International Corp.               3,252,131

--------------------------------------------------------------------------------
See Notes to Financial Statements.     5

                                         PRUDENTIAL INDEX SERIES FUND
Portfolio of Investments as
of September 30, 1999                    PRUDENTIAL STOCK INDEX FUND
------------------------------------------------------------

Shares      Description                     Value (Note 1)
------------------------------------------------------------
Financial Services (cont'd.)
 19,987    Lehman Brothers Holdings, Inc.         $    1,165,492
137,743    MBNA Corp.                                  3,142,262
 63,217    Merrill Lynch & Co., Inc.                   4,247,392
 97,318    Morgan Stanley Dean Witter & Co.            8,679,549
 24,000    PaineWebber Group, Inc.                       870,000
 43,350    Paychex, Inc.                               1,479,319
 40,200    Regions Financial Corp.                     1,206,000
 28,264    SLM Holding Corp.                           1,215,352
 43,566    Synovus Financial Corp.                       814,140
102,725    Washington Mutual, Inc.                     3,004,706
                                                  --------------
                                                      91,834,472
------------------------------------------------------------
Foods--1.8%
106,835    Archer-Daniels-Midland Co.                  1,302,052
 49,054    Bestfoods                                   2,379,119
 73,647    Campbell Soup Co.                           2,881,439
 84,243    ConAgra, Inc.                               1,900,733
 27,036    General Mills, Inc.                         2,193,295
 61,314    H.J. Heinz & Co.                            2,636,502
 24,158    Hershey Foods Corp.                         1,176,193
 68,670    Kellogg Co.                                 2,570,833
 22,489    Quaker Oats Co.                             1,391,507
 55,077    Ralston Purina Co.                          1,531,829
153,186    Sara Lee Corp.                              3,590,297
 58,290    Sysco Corp.                                 2,043,793
 98,435    Unilever N. V.                              6,705,884
 20,152    Wm. Wrigley Jr. Co.                         1,386,709
                                                  --------------
                                                      33,690,185
------------------------------------------------------------
Forest Products--0.9%
  8,549    Boise Cascade Corp.                           311,504
 16,450    Champion International Corp.                  845,119
 37,923    Fort James Corp.                            1,012,070
 30,268    Georgia-Pacific Corp.                       1,225,854
 72,540    International Paper Co.                     3,486,454
 90,816    Kimberly-Clark Corp.                        4,767,840
 16,256    Louisiana-Pacific Corp.                       254,000
 17,269    Mead Corp.                                    593,622
  4,337    Potlatch Corp.                                178,630
 10,245    Temple-Inland, Inc.                    $      619,823
 16,730    Westvaco Corp.                                428,706
 35,100    Weyerhaeuser Co.                            2,022,637
 18,680    Willamette Industries, Inc.                   805,575
                                                  --------------
                                                      16,551,834
------------------------------------------------------------
Gas Pipelines--0.6%
 29,297    Cinergy Corp.                                 829,471
 13,306    Columbia Gas System, Inc.(a)                  736,820
 15,745    Consolidated Natural Gas Co.                  982,094
122,706    Enron Corp.                                 5,061,622
  5,832    Peoples Energy Corp.                          205,214
 39,239    Sempra Energy                                 816,662
 75,092    Williams Companies, Inc.                    2,811,257
                                                  --------------
                                                      11,443,140
------------------------------------------------------------
Health Care Services--0.2%
 44,800    AFLACK, Inc.                                1,876,000
 46,376    Mckesson HBOC, Inc.                         1,344,904
 12,000    Wellpoint Health Networks, Inc.               684,000
                                                  --------------
                                                       3,904,904
------------------------------------------------------------
Hospital Management--0.4%
 97,831    Columbia/HCA Healthcare Corp.               2,072,794
 19,260    HCR Manor Care, Inc.                          331,031
 71,749    Healthsouth Corp.(a)                          434,978
 25,810    Humana, Inc.(a)                               177,444
 52,610    IMS Health, Inc.                            1,200,165
 45,260    Service Corp. International                   478,059
  4,097    Shared Medical Systems Corp.                  191,535
 56,348    Tenet Healthcare Corp.(a)                     989,612
 29,306    United Healthcare Corp.                     1,426,836
                                                  --------------
                                                       7,302,454
------------------------------------------------------------
Housing Related--0.6%
  6,804    Armstrong World Industries, Inc.              305,755
 10,097    Centex Corp.                                  298,493
  9,750    Fleetwood Enterprises, Inc.                   196,828
 64,474    Lowe's Companies, Inc.                      3,143,107
 74,026    Masco Corp.                                 2,294,806

--------------------------------------------------------------------------------
See Notes to Financial Statements.     6

                                             PRUDENTIAL INDEX SERIES FUND
Portfolio of Investments as
of September 30, 1999                        PRUDENTIAL STOCK INDEX FUND
------------------------------------------------------------

Shares      Description                     Value (Note 1)
------------------------------------------------------------
Housing Related (cont'd.)
 14,518    Maytag Corp.                           $      483,631
 47,527    Newell Rubbermaid, Inc.                     1,357,490
  9,714    Owens Corning(a)                              210,672
 41,383    Pioneer Hi-Bred International, Inc.         1,647,561
 14,838    Stanley Works                                 373,732
  8,240    Tupperware Corp.                              166,860
 12,339    Whirlpool Corp.                               805,891
                                                  --------------
                                                      11,284,826
------------------------------------------------------------
Insurance--2.9%
 24,993    Aetna Life & Casualty Co.                   1,230,905
138,608    Allstate Corp.                              3,456,537
 43,540    American General Corp.                      2,751,184
264,051    American International Group, Inc.         22,955,934
 44,489    Aon Corp.                                   1,315,206
 31,234    Chubb Corp.                                 1,555,844
 35,397    CIGNA Corp.                                 2,752,117
 27,214    Cincinnati Financial Corp.                  1,021,375
 55,660    Conseco, Inc.                               1,074,934
 38,253    ITT Hartford Group, Inc.                    1,563,591
 19,091    Jefferson-Pilot Corp.                       1,206,313
 34,330    Lincoln National Corp.                      1,289,521
 44,970    Marsh & McLennan Companies, Inc.            3,080,445
 16,472    MBIA, Inc.                                    768,007
 18,020    MGIC Investment Corp.                         860,455
 11,893    Progressive Corp.                             971,509
 23,229    SAFECO Corp.                                  650,412
 37,617    St. Paul Companies, Inc.                    1,034,467
 23,815    Torchmark Corp.                               616,213
 40,526    UnumProvident Corp.                         1,192,984
 35,608    Wachovia Corp.                              2,799,679
                                                  --------------
                                                      54,147,632
------------------------------------------------------------
Leisure--0.5%
 14,899    Brunswick Corp.                               370,613
105,200    Carnival Corp.                              4,576,200
 20,724    Harrah's Entertainment, Inc.(a)               575,091
 33,154    Hasbro, Inc.                                  710,739
 11,102    King World Productions, Inc.(a)               416,325
 69,013    Mattel, Inc.                           $    1,311,247
 31,907    Mirage Resorts, Inc.(a)                       448,692
                                                  --------------
                                                       8,408,907
------------------------------------------------------------
Lodging--0.1%
 43,921    Hilton Hotels Corp.                           433,720
 43,452    Marriott International, Inc. (Class
             'A' Stock)                                1,420,337
                                                  --------------
                                                       1,854,057
------------------------------------------------------------
Machinery--0.7%
  3,264    Briggs & Stratton Corp.                       190,536
 12,725    Case Corp.                                    633,864
 60,828    Caterpillar, Inc.                           3,334,135
 17,720    Cooper Industries, Inc.                       828,410
 41,340    Deere & Co.                                 1,599,341
 37,862    Dover Corp.                                 1,547,609
 12,377    Eaton Corp.                                 1,068,290
 28,095    Ingersoll-Rand Co.                          1,543,469
 13,582    PACCAR, Inc.                                  690,984
 17,292    Parker Hannifin Corp.                         774,898
 10,042    Snap-On, Inc.                                 326,365
 25,902    Thermo Electron Corp.(a)                      348,058
  7,537    Timken Co.                                    121,534
                                                  --------------
                                                      13,007,493
------------------------------------------------------------
Manufacturing--0.1%
 24,600    Danaher Corp.                               1,296,112
  8,296    Milacron, Inc.                                147,254
                                                  --------------
                                                       1,443,366
------------------------------------------------------------
Media--3.4%
122,328    CBS Corp.                                   5,657,670
 58,338    Clear Channel Communications,
             Inc.(a)                                   4,659,748
127,020    Comcast Corp.                               5,064,922
 14,904    Dow Jones & Co., Inc.                         795,501
 48,289    Gannett Co., Inc.                           3,340,995
 50,212    Interpublic Group of Companies, Inc.        2,064,968
 14,683    Knight-Ridder, Inc.                           805,730
 34,500    McGraw Hill Companies, Inc.                 1,668,938

--------------------------------------------------------------------------------
See Notes to Financial Statements.     7

                                           PRUDENTIAL INDEX SERIES FUND
Portfolio of Investments as
of September 30, 1999                      PRUDENTIAL STOCK INDEX FUND
------------------------------------------------------------

Shares      Description                     Value (Note 1)
------------------------------------------------------------
Media (cont'd.)
103,081    Mediaone Group, Inc.                   $    7,041,721
  7,696    Meredith Corp.                                279,461
 30,990    New York Times Co.                          1,162,125
 21,840    R.R. Donnelley & Sons, Co.                    630,630
220,916    Time Warner, Inc.                          13,420,647
 12,738    Times Mirror Co.                              838,320
 39,682    Tribune Co.                                 1,974,179
118,832    Viacom, Inc.(a)                             5,020,652
355,713    Walt Disney Co.                             9,204,074
                                                  --------------
                                                      63,630,281
------------------------------------------------------------
Mineral Resources--0.3%
  8,898    ASARCO, Inc.                                  238,578
 66,824    Barrick Gold Corp. (ADR) (Canada)           1,453,422
 15,362    Cyprus Amax Minerals Co.                      301,479
 27,428    Freeport-McMoran Copper & Gold, Inc.          426,848
 42,684    Homestake Mining Co.                          392,159
 31,303    INCO Ltd.                                     669,102
 29,297    Newmont Mining Corp.                          758,060
  9,285    Phelps Dodge Corp.                            511,255
 52,270    Placer Dome, Inc.                             777,516
                                                  --------------
                                                       5,528,419
------------------------------------------------------------
Miscellaneous Basic Industry--5.8%
 29,000    Allied Waste Industries, Inc.(a)              338,937
 63,522    Applied Materials, Inc.(a)                  4,946,776
 53,058    BB&T Corp.                                  1,717,753
127,759    Cendant Corp.(a)                            2,267,722
 10,383    Crane Co.                                     232,968
 22,341    Ecolab, Inc.                                  762,387
 29,808    Fortune Brands, Inc.                          961,308
561,224    General Electric Co.                       66,540,120
 30,364    General Instruments Corp.                   1,461,267
 42,268    Illinois Tool Works, Inc.                   3,151,608
 14,986    ITT Industries, Inc.                          476,742
 18,334    Loews Corp.                                 1,286,818
  7,061    Millipore Corp.                               265,229
  1,523    NACCO Industries, Inc.                        106,420
 30,467    Omnicom Group, Inc.                    $    2,412,605
 19,504    Pall Corp.                                    452,249
 18,382    PE Biosystems Group                         1,328,099
 28,674    PPG Industries, Inc.                        1,720,440
 14,418    Sealed Air Corp.                              739,824
 25,667    Textron, Inc.                               1,985,984
 20,949    TRW, Inc.                                   1,042,213
142,936    Tyco International Ltd.                    14,758,142
 16,874    W.W. Grainger, Inc.                           811,007
                                                  --------------
                                                     109,766,618
------------------------------------------------------------
Miscellaneous Consumer Growth--0.8%
 12,598    American Greetings Corp.                      324,399
 15,832    Black & Decker Corp.                          723,324
 42,699    Corning, Inc.                               2,927,550
 54,265    Eastman Kodak Co.                           4,093,616
  6,358    Jostens, Inc.                                 121,597
 69,199    Minnesota Mining & Manufacturing Co.        6,647,429
  7,069    Polaroid Corp.                                183,794
                                                  --------------
                                                      15,021,709
------------------------------------------------------------
Office Equipment & Supplies--1.3%
 19,968    Avery Dennison Corp.                        1,053,312
290,047    Compaq Computer Corp.(a)                    6,652,953
 21,402    Honeywell, Inc.                             2,382,310
 26,041    Ikon Office Solutions, Inc.                   278,313
 22,852    Lexmark International Group, Inc.(a)        1,839,586
 12,300    Network Appliance, Inc.(a)                    880,987
 65,300    Office Depot, Inc.(a)                         665,244
 45,425    Pitney Bowes, Inc.                          2,768,086
 78,550    Staples, Inc.(a)                            1,713,372
 52,690    Unisys Corp.(a)                             2,377,636
112,898    Xerox Corp.                                 4,734,660
                                                  --------------
                                                      25,346,459
------------------------------------------------------------
Petroleum--5.4%
 16,678    Amerada Hess Corp.                          1,021,528
 21,010    Anadarko Petroleum Corp.                      642,118
 20,187    Apache Corp.                                  871,826

--------------------------------------------------------------------------------
See Notes to Financial Statements.     8

                                         PRUDENTIAL INDEX SERIES FUND
Portfolio of Investments as
of September 30, 1999                    PRUDENTIAL STOCK INDEX FUND
------------------------------------------------------------

Shares      Description                     Value (Note 1)
------------------------------------------------------------
Petroleum (cont'd.)
 11,645    Ashland Oil, Inc.                      $      391,563
 55,138    Atlantic Richfield Co.                      4,886,605
 30,782    Burlington Resources, Inc.                  1,131,239
111,862    Chevron Corp.                               9,927,752
415,292    Exxon Corp.                                31,536,236
 15,259    Kerr-McGee Corp.                              840,199
134,681    Mobil Corp.                                13,569,111
 61,938    Occidental Petroleum Corp.                  1,432,316
 43,736    Phillips Petroleum Co.                      2,132,130
368,031    Royal Dutch Petroleum Co. (ADR)
             (Netherlands)                            21,736,831
 15,614    Sunoco, Inc.                                  427,433
 27,258    Tenneco, Inc.                                 463,386
 95,146    Texaco, Inc.                                6,006,091
 19,000    Tosco Corp.                                   479,750
 43,245    Union Pacific Resources Group, Inc.           694,623
 41,339    Unocal Corp.                                1,532,127
 52,260    USX-Marathon Corp.                          1,528,605
                                                  --------------
                                                     101,251,469
------------------------------------------------------------
Petroleum Services--0.9%
 55,879    Baker Hughes, Inc.                          1,620,491
107,150    Conoco, Inc.                                2,933,231
 74,511    Halliburton Co.                             3,054,951
  9,058    Helmerich & Payne, Inc.                       229,281
  7,310    McDermott International, Inc.                 148,028
 66,452    PG&E Corp.                                  1,719,445
 16,510    Rowan Companies, Inc.(a)                      268,287
 94,421    Schlumberger Ltd.                           5,883,609
 18,859    Sonat, Inc.                                   748,467
                                                  --------------
                                                      16,605,790
------------------------------------------------------------
Railroads--0.4%
 78,923    Burlington Northern, Inc.                   2,170,383
 37,003    CSX Corp.                                   1,568,002
 18,700    Kansas City Southern Industries,
             Inc.                                        868,381
 67,611    Norfolk Southern Corp.                      1,656,470
 42,229    Union Pacific Corp.                         2,029,631
                                                  --------------
                                                       8,292,867
Restaurants--0.6%
 21,902    Darden Restaurants, Inc.               $      428,458
232,830    McDonald's Corp.                           10,011,690
 27,366    Tricon Global Restaurants, Inc.             1,120,295
 20,279    Wendy's International, Inc.                   534,859
                                                  --------------
                                                      12,095,302
------------------------------------------------------------
Retail--5.8%
 71,213    Albertson's, Inc.                           2,817,364
 25,000    AutoZone, Inc.                                701,563
 35,300    Best Buy Co., Inc.                          2,190,806
 36,378    Circuit City Stores, Inc.                   1,534,697
 18,224    Consolidated Stores Corp.(a)                  402,067
 37,204    Costco Wholesale Corp.                      2,678,688
 66,696    CVS Corp.                                   2,722,030
 75,391    Dayton Hudson Corp.                         4,528,172
 16,223    Dillards, Inc.                                329,530
 40,040    Dollar General Corp.                        1,236,235
 35,275    Federated Department Stores, Inc.(a)        1,541,077
146,913    Gap, Inc.                                   4,701,216
  6,177    Great Atlantic & Pacific Tea Co.,
             Inc.                                        187,240
 13,868    Harcourt General, Inc.                        577,256
254,956    Home Depot, Inc.                           17,496,355
 45,684    J.C. Penney Co., Inc.                       1,570,388
 84,157    Kmart Corp.                                   983,585
 27,900    Kohl's Corp.                                1,844,887
140,334    Kroger Co.(a)                               3,096,119
 36,311    Limited, Inc.                               1,388,896
 10,396    Liz Claiborne, Inc.                           322,276
  5,682    Longs Drug Stores Corp.                       169,750
 59,271    May Department Stores Co.                   2,159,687
 47,238    Nike, Inc.                                  2,686,661
 24,200    Nordstrom, Inc.                               653,400
  8,073    Pep Boys-Manny, Moe & Jack                    120,086
  6,849    Reebok International Ltd.                      73,199
 42,687    Rite-Aid Corp.                                589,614
 89,100    Safeway,Inc.(a)                             3,391,369
 64,496    Sears, Roebuck & Co.                        2,023,562
 29,216    Sherwin-Williams Co.                          611,710
 21,412    Supervalu, Inc.                               467,049

--------------------------------------------------------------------------------
See Notes to Financial Statements.     9

                                         PRUDENTIAL INDEX SERIES FUND
Portfolio of Investments as
of September 30, 1999                    PRUDENTIAL STOCK INDEX FUND
------------------------------------------------------------

Shares      Description                     Value (Note 1)
------------------------------------------------------------
Retail (cont'd.)
 55,116    TJX Companies, Inc.                    $    1,546,693
 43,207    Toys 'R' Us, Inc.(a)                          648,105
763,526    Wal-Mart Stores, Inc.                      36,315,205
170,878    Walgreen Co.                                4,336,029
 26,140    Winn-Dixie Stores, Inc.                       776,031
                                                  --------------
                                                     109,418,597
------------------------------------------------------------
Rubber--0.1%
 17,899    B.F. Goodrich Co.                             519,071
 11,588    Cooper Tire & Rubber Co.                      204,239
 27,371    Goodyear Tire & Rubber Co.                  1,317,229
                                                  --------------
                                                       2,040,539
------------------------------------------------------------
Steel - Producers--0.1%
 31,237    Allegheny Teldyne, Inc.                       527,124
 23,334    Bethlehem Steel Corp.(a)                      172,088
 14,828    Nucor Corp.                                   706,184
 17,809    USX Corp.-U.S. Steel Group                    458,582
 13,408    Worthington Industries, Inc.                  227,936
                                                  --------------
                                                       2,091,914
------------------------------------------------------------
Telecommunications--5.8%
 21,900    ADC Telecommunications, Inc.                  918,431
 52,434    Alltel Corp.                                3,690,043
 12,622    Andrew Corp.(a)                               219,307
 26,650    Century Telephone Enterprises, Inc.         1,082,656
 95,256    Global Crossing Ltd.                        2,524,285
525,267    Lucent Technologies, Inc.                  34,076,697
320,200    MCI WorldCom, Inc.(a)                      23,014,375
 56,520    Nextel Communications, Inc.(a)              3,832,763
227,730    Nortel Networks Corp                       11,614,230
 27,500    Qualcomm, Inc.(a)                           5,202,656
 12,688    Scientific-Atlanta, Inc.                      628,849
146,984    Sprint Corp.                                7,973,882
 76,096    Sprint Corp. (PCS Group)                    5,673,908
 68,194    Tellabs, Inc.(a)                            3,882,796
 87,075    US West, Inc.                               4,968,717
                                                  --------------
                                                     109,303,595
Textiles--0.1%
 11,885    Fruit of the Loom, Inc.(a)             $       39,369
  7,040    National Service Industries, Inc.             221,760
  6,048    Russell Corp.                                  85,806
  4,188    Springs Industries, Inc.                      142,130
 20,234    V.F. Corp.                                    627,254
                                                  --------------
                                                       1,116,319
------------------------------------------------------------
Tobacco--0.8%
 55,600    Nabisco Group Holding Corp.                   834,000
409,279    Philip Morris Companies, Inc.              13,992,226
 32,399    UST, Inc.                                     978,045
                                                  --------------
                                                      15,804,271
------------------------------------------------------------
Trucking & Shipping--0.1%
 49,916    FDX Corp.                                   1,934,245
 11,221    Ryder System, Inc.                            228,628
                                                  --------------
                                                       2,162,873
------------------------------------------------------------
Utility Communications--5.3%
188,893    Ameritech Corp.                            12,691,248
548,080    AT&T Corp.                                 23,841,480
265,122    Bell Atlantic Corp.                        17,846,025
323,856    BellSouth Corp.                            14,573,520
167,614    GTE Corp.                                  12,885,326
337,418    SBC Communications, Inc.                   17,229,407
 38,770    Unicom Corp.                                1,432,067
                                                  --------------
                                                     100,499,073
------------------------------------------------------------
Utilities - Electric--1.7%
 32,500    AES Corp.(a)                                1,917,500
 25,169    Ameren Corp.                                  951,703
 32,071    American Electric Power, Inc.               1,094,423
 27,382    Carolina Power & Light Co.                    968,638
 35,101    Central & South West Corp.                    741,509
 21,800    CMS Energy Corp.                              739,837
 39,351    Consolidated Edison, Inc.                   1,633,066
 23,729    Constellation Energy Group, Inc.              667,378
 31,749    Dominion Resources, Inc.                    1,432,674

--------------------------------------------------------------------------------
See Notes to Financial Statements.     10

                                         PRUDENTIAL INDEX SERIES FUND
Portfolio of Investments as
of September 30, 1999                    PRUDENTIAL STOCK INDEX FUND
------------------------------------------------------------

Shares      Description                     Value (Note 1)
------------------------------------------------------------
Utilities - Electric (cont'd.)
 24,487    DTE Energy Co.                         $      884,593
 61,331    Duke Energy Co.                             3,380,871
 60,162    Edison International                        1,462,689
 41,715    Entergy Corp.                               1,207,128
 39,677    FirstEnergy Corp.                           1,011,763
 31,736    FPL Group, Inc.                             1,598,701
 22,228    GPU, Inc.                                     725,189
 18,600    New Century Energies, Inc.                    621,938
 29,524    Niagara Mohawk Holdings, Inc.                 455,777
 25,173    Northern States Power Co.                     542,793
 49,482    Pacificorp                                    995,825
 32,455    PECO Energy Co.                             1,217,062
 25,726    PP & L Resources, Inc.                        696,210
 37,997    Public Service Enterprise Group,
             Inc.                                      1,467,634
 50,679    Reliant Energy, Inc.                        1,371,500
118,615    Southern Co.                                3,054,336
 48,214    Texas Utilities Co.                         1,798,985
                                                  --------------
                                                      32,639,722
------------------------------------------------------------
Waste Management--0.1%
105,113    Waste Management, Inc.                      2,023,425
                                                  --------------
           Total common stocks
             (cost $1,425,188,738)                 1,810,407,709
                                                  --------------
Principal
Amount
(000)

SHORT-TERM INVESTMENTS--3.9%
------------------------------------------------------------
Repurchase Agreement--3.6%
$68,195    Joint Repurchase Agreement Account,
             5.223%, 10/01/99 (Note 5)            $   68,195,000
------------------------------------------------------------
U.S. Government Securities--0.3%
  5,000(b) 4.615%, 12/16/99                            4,953,013
    200(b) 4.65%, 12/16/99                               198,120
                                                  --------------
                                                       5,151,133
           Total short-term investments
             (cost $73,344,323)                       73,346,133
                                                  --------------
------------------------------------------------------------
Total Investments--99.9%
           (cost $1,498,533,061; Note 4)           1,883,753,842
           Other assets in excess of
             liabilities--0.1%                         2,041,451
                                                  --------------
           Net Assets--100%                       $1,885,795,293
                                                  --------------
                                                  --------------

---------------
(a) Non-income producing.
(b) Pledged as initial margin for financial futures contracts.
ADR--American Depository Receipt.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     11

                                                  PRUDENTIAL INDEX SERIES FUND
Statement of Assets and Liabilities               PRUDENTIAL STOCK INDEX FUND
--------------------------------------------------------------------------------

Assets                                                                                                      September 30, 1999
Investments, at value (cost $1,498,533,061).............................................................      $  1,883,753,842
Cash....................................................................................................                10,392
Receivable for Fund shares sold.........................................................................             7,343,111
Dividends and interest receivable.......................................................................             2,281,252
Due from broker - variation margin......................................................................             1,029,375
Prepaid expenses........................................................................................                19,000
                                                                                                              ------------------
   Total assets.........................................................................................         1,894,436,972
                                                                                                              ------------------
Liabilities
Payable for Fund shares reacquired......................................................................             7,173,092
Payable for investments purchased.......................................................................               895,549
Accrued expenses........................................................................................               294,666
Management fee payable..................................................................................               278,372
                                                                                                              ------------------
   Total liabilities....................................................................................             8,641,679
                                                                                                              ------------------
Net Assets..............................................................................................      $  1,885,795,293
                                                                                                              ------------------
                                                                                                              ------------------
Net assets were comprised of:
   Shares of beneficial interest, at par................................................................      $         65,075
   Paid-in capital in excess of par.....................................................................         1,466,932,161
                                                                                                              ------------------
                                                                                                                 1,466,997,236
   Undistributed net investment income..................................................................            16,232,296
   Accumulated net realized gain on investments.........................................................            20,561,230
   Net unrealized appreciation on investments...........................................................           382,004,531
                                                                                                              ------------------
Net assets, September 30, 1999..........................................................................      $  1,885,795,293
                                                                                                              ------------------
                                                                                                              ------------------
Class Z:
   Net asset value and redemption price per share
      ($866,761,650 / 29,924,752 shares of beneficial interest issued and outstanding)..................                $28.96
Class I:
   Net asset value and redemption price per share
      ($1,019,033,643 / 35,149,953 shares of beneficial interest issued and outstanding)................                $28.99
                                                                                                              ------------------
                                                                                                              ------------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     12

PRUDENTIAL INDEX SERIES FUND
PRUDENTIAL STOCK INDEX FUND
Statement of Operations
------------------------------------------------------------

                                                Year Ended
Net Investment Income                       September 30, 1999
Income
   Dividends (net of foreign withholding
      taxes of $259,038).................      $ 20,948,752
   Interest..............................         3,944,653
                                            ------------------
      Total income.......................        24,893,405
                                            ------------------
Expenses
   Management fee........................         4,790,313
   Transfer agent's fees and expenses....           900,000
   Registration fees.....................           306,000
   Reports to shareholders...............           240,000
   Custodian's fees and expenses.........           195,000
   Legal fees............................            30,000
   Audit fees............................            15,000
   Trustees' fees........................             7,000
   Miscellaneous.........................             4,771
                                            ------------------
      Total expenses.....................         6,488,084
   Less: Expense subsidy (Note 2)........        (1,016,639)
                                            ------------------
      Net expenses.......................         5,471,445
                                            ------------------
Net investment income....................        19,421,960
                                            ------------------
Realized and Unrealized Gain (Loss)
on Investments
Net realized gain on:
   Investment transactions...............        12,479,505
   Financial futures contracts...........        11,654,875
                                            ------------------
                                                 24,134,380
                                            ------------------
Net change in unrealized appreciation on:
   Investments...........................       250,799,535
   Financial futures contracts...........        (2,944,075)
                                            ------------------
                                                247,855,460
                                            ------------------
Net gain on investments..................       271,989,840
                                            ------------------
Net Increase in Net Assets
Resulting from Operations................      $291,411,800
                                            ------------------
                                            ------------------

PRUDENTIAL INDEX SERIES FUND
PRUDENTIAL STOCK INDEX FUND
Statement of Changes in Net Assets
------------------------------------------------------------

Increase                             Year Ended September 30,
in Net Assets                         1999              1998
Operations
   Net investment income.......  $   19,421,960    $   11,235,227
   Net realized gain on
      investments..............      24,134,380         4,662,002
   Net change in unrealized
      appreciation on
      investments..............     247,855,460        17,807,145
                                 --------------    --------------
   Net increase in net assets
      resulting from
      operations...............     291,411,800        33,704,374
                                 --------------    --------------
Dividends and distributions (Note 1):
   Dividends to shareholders
      from net investment
      income...................     (12,614,911)       (5,903,209)
                                 --------------    --------------
   Distributions to
      shareholders from net
      realized gains...........      (8,023,152)      (10,316,301)
                                 --------------    --------------
Fund share transactions (Note
   6):
   Net proceeds from shares
      sold.....................   1,320,487,868     1,025,544,442
   Net asset value of shares
      issued to shareholders in
      reinvestment of dividends
      and distributions........      20,622,768        16,213,432
   Cost of shares reacquired...    (746,871,141)     (536,468,042)
                                 --------------    --------------
   Net increase in net assets
      from Fund share
      transactions.............     594,239,495       505,289,832
                                 --------------    --------------
Net increase...................     865,013,232       522,774,696
Net Assets
Beginning of year..............   1,020,782,061       498,007,365
                                 --------------    --------------
End of year(a).................  $1,885,795,293    $1,020,782,061
                                 --------------    --------------
                                 --------------    --------------
---------------
(a) Includes undistributed net
   investment income of........  $   16,232,296    $    9,665,888
                                 --------------    --------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     13

                                                  PRUDENTIAL INDEX SERIES FUND
Notes to Financial Statements                     PRUDENTIAL STOCK INDEX FUND
--------------------------------------------------------------------------------
The Prudential Index Series Fund (the 'Company') is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The Company was established as a Delaware business trust on May 11, 1992 and currently consists of five separate funds, one of which is the Prudential Stock Index Fund (the 'Fund').

The Fund had no operations until July 7, 1992 when 10,000 shares of beneficial interest of the Company were sold for $100,000 to Prudential Institutional Fund Management, Inc. Investment operations of the Fund commenced on November 5, 1992. The Fund's investment objective is to provide investment results that correspond to the price and yield performance of Standard & Poor's 500 Composite Stock Price Index.

------------------------------------------------------------
Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Company and Fund.

Securities Valuation: Securities, including options, warrants, futures contracts and options thereon, for which the primary market is on a national securities exchange, commodities exchange or board of trade or Nasdaq are valued at the last sale price on such exchange or board of trade on the date of valuation or, if there were no sales on such day, at the mean between the closing bid and asked prices quoted on such day or at the bid price in the absence of an asked price.

Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued by a principal market maker or independent pricing agent.

U.S. Government securities for which market quotations are available shall be valued at a price provided by an independent broker/dealer or pricing service.

Securities for which reliable market quotations are not available or for which a pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the manager or subadviser, does not represent fair value, are valued by the Valuation Committee or Board of Trustees in consultation with the manager or the subadviser.

Repurchase Agreements: In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian or designated subcustodians, under triparty repurchase agreements, as the case may be take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Net investment income (other than transfer agent fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Transfer agent fees are allocated based on shareholder activity and number of accounts for each class.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the 'initial margin.' Subsequent payments, known as 'variation margin,' are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.

The Fund invests in financial futures contracts in order to hedge existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value. Under a variety of circumstances, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and the underlying assets.

Dividends and Distributions: The Fund will declare and distribute its net investment income and net capital gains, if any, at least annually. Dividends and distributions are recorded on the ex-dividend date.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.
--------------------------------------------------------------------------------
                                       14

                                                  PRUDENTIAL INDEX SERIES FUND
Notes to Financial Statements                     PRUDENTIAL STOCK INDEX FUND
--------------------------------------------------------------------------------
Taxes: It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

Reclassification of Capital Accounts: The Fund accounts for and reports distributions to shareholders in accordance with the American Institute of Certified Public Accountants' Statement of Position 93-2: Determination, Disclosure and Financial Statement Presentation of Income, Capital Gain and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to decrease undistributed net investment income and increase accumulated net realized gain on investments by $240,641. Net investment income, net realized gains and net assets were not affected by this change.

------------------------------------------------------------
Note 2. Agreements

The Company has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement PIFM has responsibility for all investment advisory services. PIFM has a subadvisory agreement with The Prudential Investment Corporation ('PIC'). PIC, subject to the supervision of PIFM, manages the assets of the Fund in accordance with its investment objective and policies. PIFM pays for the costs and expenses attributable to the subadvisory agreement and the salaries and expenses of all personnel of the Company except for fees and expenses of unaffiliated Trustees. The management fee paid to PIFM is computed daily and payable monthly at an annual rate of .30 of 1% of the Fund's average daily net assets.

PIFM has agreed to reimburse the Fund so that total operating expenses do not exceed .40% and .30% of the average daily net assets for Class Z and Class I shares, respectively. For the year ended September 30, 1999, PIFM subsidized $1,016,639 of the expenses of the Fund (.08% and .05% of the average daily net assets of the Class Z and Class I shares, respectively; $.0187 and $.0130 per Class Z and Class I shares, respectively).

The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class Z and Class I shares of the Fund. Under the distribution agreement, PIMS incurres the expenses of distributing the Fund's shares, none of which is reimbursed or paid for by the Fund.

PIC, PIFM and PIMS are indirect, wholly owned subsidiaries of The Prudential Insurance Company of America.

As of March 11, 1999, the Fund, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. Interest on any borrowings will be at market rates. The Funds pay a commitment fee at an annual rate of .065 of 1% on the unused portion of the credit facility, which is accrued and paid quarterly on a pro rata basis by the Funds. The SCA expires on March 9, 2000. Prior to March 11, 1999, the Funds had a credit agreement with a maximum commitment of $200,000,000. The commitment fee was .055 of 1% on the unused portion of the credit facility. The Fund did not borrow any amounts pursuant to either agreement for the year ended September 30, 1999. The purpose of the agreements is to serve as an alternative source of funding for capital share redemptions.

------------------------------------------------------------
Note 3. Other Transactions With Affiliates

Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent. During the year ended September 30, 1999, the Fund incurred fees of approximately $895,700 for the services of PMFS. As of September 30, 1999, approximately $87,900 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations also include certain out-of-pocket expenses paid to nonaffiliates.

------------------------------------------------------------
Note 4. Portfolio Securities

Purchases and sales of portfolio securities, excluding short-term investments, for the year ended September 30, 1999 aggregated $593,880,974 and $44,821,901, respectively.

On September 30, 1999, the Fund held 225 long financial futures contracts on the S&P 500 Index which expire in December 1999. The cost of such contracts was $76,240,000. The value of such contracts on September 30, 1999 was $73,023,750, thereby resulting in an unrealized loss of $3,216,250.

The cost basis of investments for federal income tax purposes was $1,499,435,690 and, accordingly, as of September 30, 1999, net unrealized appreciation for federal income tax purposes was $384,318,152 (gross unrealized appreciation--$459,596,966; gross unrealized depreciation--$75,278,814).
--------------------------------------------------------------------------------
                                       15

                                                  PRUDENTIAL INDEX SERIES FUND
Notes to Financial Statements                     PRUDENTIAL STOCK INDEX FUND
--------------------------------------------------------------------------------
Note 5. Joint Repurchase Agreement Account

The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. At September 30, 1999, the Fund had a 10.4% undivided interest in the repurchase agreements in the joint account. The undivided interest represented $68,195,000 in principal amount. As of such date, each repurchase agreement in the joint account and the collateral therefor was as follows:

Warburg Dillon Read LLC, 5.32%, in the principal amount of $190,000,000, repurchase price $190,028,078, due 10/1/99. The value of the collateral including accrued interest was $193,802,299.

Bear, Stearns & Co. Inc., 5.32%, in the principal amount of $190,000,000, repurchase price $190,028,078, due 10/1/99. The value of the collateral including accrued interest was $194,200,266.

Morgan (J.P.) Securities, Inc., 5.25%, in the principal amount of $190,000,000, repurchase price $190,027,708, due 10/1/99. The value of the collateral including accrued interest was $193,800,121.

Goldman, Sachs & Co., 4.75%, in the principal amount of $88,875,000, repurchase price $88,886,727, due 10/1/99. The value of the collateral including accrued interest was $90,653,200.

------------------------------------------------------------
Note 6. Capital

The Fund offers Class Z and Class I shares. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors. Class I shares are not subject to any sales or redemption charge and are offered to certain pension, profit sharing or other employee benefit plans qualified under Section 401, 457 or 403(b)(7) of the Internal Revenue Code.

The Fund has authorized an unlimited number of shares of beneficial interest at $.001 par value divided into two classes, designated Class Z and Class I. Transactions in shares of beneficial interest were as follows:

Class Z                               Shares          Amount
---------------------------------   -----------    -------------
Year ended September 30, 1999:
Shares sold......................    25,482,340    $ 725,667,595
Shares issued in reinvestment of
  dividends and distributions....       300,787        7,838,514
Shares reacquired................   (12,360,069)    (353,240,852)
                                    -----------    -------------
Net increase in shares
  outstanding....................    13,423,058    $ 380,265,257
                                    -----------    -------------
                                    -----------    -------------
Year ended September 30, 1998:
Shares sold......................    17,424,666    $ 414,244,482
Shares issued in reinvestment of
  dividends and distributions....       259,498        5,550,654
Shares reacquired................    (9,685,172)    (233,506,784)
                                    -----------    -------------
Net increase in shares
  outstanding....................     7,998,992    $ 186,288,352
                                    -----------    -------------
                                    -----------    -------------
Class I
---------------------------------
Year ended September 30, 1999:
Shares sold......................    20,880,114    $ 594,820,273
Shares issued in reinvestment of
  dividends and distributions....       490,382       12,784,254
Shares reacquired................   (13,861,925)    (393,630,289)
                                    -----------    -------------
Net increase in shares
  outstanding....................     7,508,571    $ 213,974,238
                                    -----------    -------------
                                    -----------    -------------
Year ended September 30, 1998:
Shares sold......................    25,552,010    $ 611,299,960
Shares issued in reinvestment of
  dividends and distributions....       498,260       10,662,778
Shares reacquired................   (12,681,495)    (302,961,258)
                                    -----------    -------------
Net increase in shares
  outstanding....................    13,368,775    $ 319,001,480
                                    -----------    -------------
                                    -----------    -------------

--------------------------------------------------------------------------------
                                       16

                                                  PRUDENTIAL INDEX SERIES FUND
Financial Highlights                              PRUDENTIAL STOCK INDEX FUND
--------------------------------------------------------------------------------

                                                                                          Class Z
                                                                ------------------------------------------------------------
                                                                                  Year Ended September 30,
                                                                ------------------------------------------------------------
                                                                  1999         1998         1997         1996         1995
                                                                --------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year...........................   $  23.11     $  21.86     $  16.06     $  14.22     $  11.27
                                                                --------     --------     --------     --------     --------
Income from investment operations:
Net investment income(a).....................................        .22          .15          .46          .25          .23
Net realized and unrealized gain on investment
   transactions..............................................       6.07         1.69         5.75         2.44         2.97
                                                                --------     --------     --------     --------     --------
   Total from investment operations..........................       6.29         1.84         6.21         2.69         3.20
                                                                --------     --------     --------     --------     --------
Less distributions:
Dividends from net investment income.........................       (.26)        (.21)        (.26)        (.28)        (.22)
Distributions from net realized gains........................       (.18)        (.38)        (.15)        (.57)        (.03)
                                                                --------     --------     --------     --------     --------
   Total distributions.......................................       (.44)        (.59)        (.41)        (.85)        (.25)
                                                                --------     --------     --------     --------     --------
Net asset value, end of year.................................   $  28.96     $  23.11     $  21.86     $  16.06     $  14.22
                                                                --------     --------     --------     --------     --------
                                                                --------     --------     --------     --------     --------
TOTAL RETURN(b)..............................................      27.41%        8.61%       39.34%       19.72%       29.02%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)................................   $866,762     $381,374     $185,881     $184,379     $101,945
Average net assets (000).....................................   $681,129     $313,721     $254,644     $142,540     $ 71,711
Ratios to average net assets:(a)
   Expenses..................................................        .40%         .40%         .46%         .60%         .60%
   Net investment income.....................................       1.16%        1.30%        1.66%        1.92%        2.55%
For Class Z and I:
   Portfolio turnover rate...................................          3%           1%           5%           2%          11%

---------------
(a) Net of expense subsidy.
(b) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized. Total return includes the effect of expense subsidies.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     17

                                                  PRUDENTIAL INDEX SERIES FUND
Financial Highlights                              PRUDENTIAL STOCK INDEX FUND
--------------------------------------------------------------------------------

                                                                                 Class I
                                                                -----------------------------------------
                                                                                              August 1,
                                                                      Year Ended               1997(a)
                                                                     September 30,             Through
                                                                -----------------------     September 30,
                                                                   1999          1998           1997
                                                                ----------     --------     -------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.........................   $    23.13     $  21.87       $   21.87
                                                                ----------     --------     -------------
Income from investment operations:
Net investment income(b).....................................          .36          .31             .06
Net realized and unrealized gain on investment
   transactions..............................................         5.96         1.55            (.06)
                                                                ----------     --------     -------------
   Total from investment operations..........................         6.32         1.86              --
                                                                ----------     --------     -------------
Less distributions:
Dividends from net investment income.........................         (.28)        (.22)             --
Distributions from net realized gains........................         (.18)        (.38)             --
                                                                ----------     --------     -------------
   Total distributions.......................................         (.46)        (.60)             --
                                                                ----------     --------     -------------
Net asset value, end of period...............................   $    28.99     $  23.13       $   21.87
                                                                ----------     --------     -------------
                                                                ----------     --------     -------------
TOTAL RETURN(d)..............................................        27.55%        8.69%              0%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)..............................   $1,019,034     $639,408       $ 312,127
Average net assets (000).....................................   $  915,642     $505,605       $ 296,788
Ratios to average net assets:(b)
   Expenses..................................................          .30%         .30%            .30%(c)
   Net investment income.....................................         1.26%        1.42%           1.73%(c)

---------------
(a) Commencement of offering of Class I shares.
(b) Net of expense subsidy.
(c) Annualized.
(d) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized. Total return includes the effect of expense subsidies.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     18

                                                  PRUDENTIAL INDEX SERIES FUND
Report of Independant Accountants                 PRUDENTIAL STOCK INDEX FUND
--------------------------------------------------------------------------------
To the Shareholders and Board of Trustees of Prudential Index Series Fund--Prudential Stock Index Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Index Series Fund--Prudential Stock Index Fund (the 'Fund,' one of the portfolios constituting Prudential Index Series Fund) at September 30, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above. The accompanying financial highlights for each of the two years in the period ended September 30, 1996 were audited by other independent accountants, whose opinion dated November 13, 1996 was unqualified.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
November 2, 1999
--------------------------------------------------------------------------------
                                       19

                                                  PRUDENTIAL INDEX SERIES FUND
Federal Income Tax Information (Unaudited)        PRUDENTIAL STOCK INDEX FUND
--------------------------------------------------------------------------------
We are required by the Internal Revenue Code to advise you within 60 days of the Fund's fiscal year end (September 30, 1999) as to the federal tax status of dividends paid by the Fund during such fiscal year. During 1999, the Fund paid dividends of $.435 per Class Z share and $.46 per Class I share. Of these amounts, $.145 per Class Z and Class I shares represent distributions from long-term capital gains which are taxable as such. The remaining $.29 per Class Z share and $.315 per Class I share represent dividends from ordinary income (net investment income and short-term capital gains.) Further, we wish to advise you that 77.88% of the ordinary income dividends paid in the fiscal year ended September 30, 1999 qualified for the corporate dividends received deduction available to corporate taxpayers.

In January 2000, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in calendar year 1999. The amounts that will be reported on such Form 1099 DIV will be the amounts to use on your 1999 federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended September 30, 1999.
--------------------------------------------------------------------------------
                                       20

Comparing a $10,000 Investment
Prudential Stock Index Fund vs. the S&P 500 Index

Class Z                                 Average Annual Total Returns
(GRAPH)                                 Since Inception     19.60% (19.58%)
                                        Five Years          24.39% (24.36%)
                                        One Year            27.41% (27.32%)

Class I                                 Average Annual Total Returns
(GRAPH)                                 Since Inception     16.30% (16.23%)
                                        One Year            27.55% (27.46%)

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

These graphs compare a $10,000 investment in the Prudential Stock Index Fund (Class Z and I shares) with a similar investment in the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) by portraying the account values at the commencement of operations of Class Z and I shares, and at the end of the fiscal year (September 30), as measured on a quarterly basis, beginning in 1992 for Class Z shares and 1997 for Class I shares. For purposes of the graphs, and unless otherwise indicated, it has been assumed that all recurring fees (including management fees) were deducted, and all dividends and distributions were reinvested. The graphs and accompanying tables reflect the past subsidy and/or waiver of expenses and/or management fees. Without waiver of management fees and/or expense subsidization, the Fund's average annual total returns would have been lower, as indicated in parentheses ( ).

The S&P 500 Index is an unmanaged market-weighted index of 500 stocks of large U.S. companies that gives a broad look at how stock prices have performed. These returns do not include the effect of any operating expenses of a mutual fund. These returns would be lower if they included the effect of operating expenses.

These graphs are furnished to you in accordance with SEC regulations.

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

(800) 225-1852
http://www.prudential.com

Class   NASDAQ    Cusip
Z       PSIFX   74431F209
I       PDSIX   74431F860

Trustees
Delayne Dedrick Gold
Robert F. Gunia
Douglas H. McCorkindale
Thomas T. Mooney
Stephen P. Munn
David R. Odenath, Jr.
Richard A. Redeker
Robin B. Smith
John R. Strangfeld
Louis A. Weil, III
Clay T. Whitehead

Officers
John R. Strangfeld, President
Robert F. Gunia, Vice President
Grace C. Torres, Treasurer
Marguerite E.H. Morrison, Secretary
Stephen M. Ungerman, Assistant Treasurer

Manager
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street, Newark, NJ 07102-4077

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza, Newark, NJ 07102-3777

Distributor
Prudential Investment Management Services LLC
Gateway Center Three
100 Mulberry Street, Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive, North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 15005, New Brunswick, NJ 08906

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas, New York, NY 10036

Legal Counsel
Gardner, Carton & Douglas
Quaker Tower
321 North Clark Street, Chicago, IL 60610-4795

Prudential Investments is a unit of The Prudential Insurance Company of America, 751 Broad Street, Newark, NJ 07102.

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

MF174E